                                                                     EXHIBIT 4.4

                                RADIOLOGIX, INC.
                                   as Issuer,

                     THE SUBSIDIARY GUARANTORS NAMED HEREIN

                                  $160,000,000

                               10.5% Senior Notes
                              due December 15, 2008

                                   ----------


                                    INDENTURE

                          Dated as of December 12, 2001


                                   ----------


                                 U.S. BANK, N.A.


                                   as Trustee

                                TABLE OF CONTENTS


                                                                                              PAGE
                                                                                              ----

ARTICLE I

                       DEFINITIONS AND INCORPORATION BY REFERENCE...............................1
     SECTION 1.1.      DEFINITIONS..............................................................1
     SECTION 1.2.      INCORPORATION BY REFERENCE OF TIA.......................................27
     SECTION 1.3.      RULES OF CONSTRUCTION...................................................27

ARTICLE II

                       THE SECURITIES..........................................................28
     SECTION 2.1.      FORM AND DATING.........................................................28
     SECTION 2.2.      EXECUTION AND AUTHENTICATION............................................29
     SECTION 2.3.      REGISTRAR, PAYING AGENT AND DEPOSITARY..................................29
     SECTION 2.4.      PAYING AGENT TO HOLD MONEY IN TRUST.....................................30
     SECTION 2.5.      HOLDER LISTS............................................................30
     SECTION 2.6.      TRANSFER AND EXCHANGE...................................................30
     SECTION 2.7.      REPLACEMENT NOTES.......................................................47
     SECTION 2.8.      OUTSTANDING NOTES.......................................................47
     SECTION 2.9.      TREASURY NOTES..........................................................48
     SECTION 2.10.     TEMPORARY NOTES.........................................................48
     SECTION 2.11.     CANCELLATION............................................................48
     SECTION 2.12.     DEFAULTED INTEREST......................................................48
     SECTION 2.13.     CUSIP NUMBERS...........................................................49
     SECTION 2.14.     ISSUANCE OF ADDITIONAL NOTES............................................50

ARTICLE III

                       REDEMPTION..............................................................50
     SECTION 3.1.      OPTIONAL REDEMPTION.....................................................50
     SECTION 3.2.      NOTICES TO TRUSTEE......................................................51
     SECTION 3.3.      SELECTION OF NOTES TO BE REDEEMED.......................................51
     SECTION 3.4.      NOTICE OF REDEMPTION....................................................52
     SECTION 3.5.      EFFECT OF NOTICE OF REDEMPTION..........................................53
     SECTION 3.6.      DEPOSIT OF REDEMPTION PRICE.............................................53
     SECTION 3.7.      NOTES REDEEMED IN PART..................................................53
     SECTION 3.8.      NO MANDATORY REDEMPTION.................................................54

ARTICLE IV

                       COVENANTS...............................................................54

                                                                                             PAGE
                                                                                             ----

     SECTION 4.1.      PAYMENT OF NOTES........................................................54
     SECTION 4.2.      MAINTENANCE OF OFFICE OR AGENCY.........................................54
     SECTION 4.3.      LIMITATION ON RESTRICTED PAYMENTS.......................................55
     SECTION 4.4.      CORPORATE AND PARTNERSHIP EXISTENCE.....................................57
     SECTION 4.5.      PAYMENT OF TAXES AND OTHER CLAIMS.......................................57
     SECTION 4.6.      MAINTENANCE OF PROPERTIES AND INSURANCE.................................58
     SECTION 4.7.      COMPLIANCE CERTIFICATE; NOTICE OF DEFAULT...............................58
     SECTION 4.8.      REPORTS.................................................................59
     SECTION 4.9.      LIMITATION ON STATUS AS INVESTMENT COMPANY..............................59
     SECTION 4.10.     LIMITATION ON TRANSACTIONS WITH AFFILIATES..............................59
     SECTION 4.11.     LIMITATION ON INCURRENCE OF ADDITIONAL INDEBTEDNESS.....................60
     SECTION 4.12.     LIMITATIONS ON DIVIDENDS AND OTHER PAYMENT RESTRICTIONS AFFECTING
                       SUBSIDIARIES............................................................62
     SECTION 4.13.     LIMITATIONS ON LAYERING INDEBTEDNESS....................................63
     SECTION 4.14.     LIMITATION ON SALES OF ASSETS AND SUBSIDIARY STOCK......................63
     SECTION 4.15.     WAIVER OF STAY, EXTENSION OR USURY LAWS.................................68
     SECTION 4.16.     LIMITATION ON LIENS SECURING INDEBTEDNESS...............................69
     SECTION 4.17.     LIMITATIONS ON LINES OF BUSINESS........................................69
     SECTION 4.18.     SALE AND LEASEBACK TRANSACTIONS.........................................69
     SECTION 4.19.     LIMITATION ON CASH INTEREST PAYMENTS ON CONVERTIBLE NOTE................70
     SECTION 4.20.     DESIGNATION OF UNRESTRICTED SUBSIDIARIES................................70

ARTICLE V

                       SUCCESSOR CORPORATION...................................................71
     SECTION 5.1.      LIMITATION ON MERGER, SALE OR CONSOLIDATION.............................71
     SECTION 5.2.      SUCCESSOR CORPORATION SUBSTITUTED.......................................72

ARTICLE VI

                       EVENTS OF DEFAULT AND REMEDIES..........................................72
     SECTION 6.1.      EVENTS OF DEFAULT.......................................................72
     SECTION 6.2.      ACCELERATION OF MATURITY DATE; RESCISSION AND ANNULMENT.................74

                                                                                             PAGE
                                                                                             ----
     SECTION 6.3.      COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.........74
     SECTION 6.4.      TRUSTEE MAY FILE PROOFS OF CLAIM........................................75
     SECTION 6.5.      TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES..................76
     SECTION 6.6.      PRIORITIES..............................................................76
     SECTION 6.7.      LIMITATION ON SUITS.....................................................77
     SECTION 6.8.      UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND
                       INTEREST................................................................77
     SECTION 6.9.      RIGHTS AND REMEDIES CUMULATIVE..........................................78
     SECTION 6.10.     DELAY OR OMISSION NOT WAIVER............................................78
     SECTION 6.11.     CONTROL BY HOLDERS......................................................78
     SECTION 6.12.     WAIVER OF EXISTING OR PAST DEFAULT......................................78
     SECTION 6.13.     UNDERTAKING FOR COSTS...................................................79
     SECTION 6.14.     RESTORATION OF RIGHTS AND REMEDIES......................................79

ARTICLE VII
                       TRUSTEE.................................................................80
     SECTION 7.1.      DUTIES OF TRUSTEE.......................................................80
     SECTION 7.2.      RIGHTS OF TRUSTEE.......................................................81
     SECTION 7.3.      INDIVIDUAL RIGHTS OF TRUSTEE............................................82
     SECTION 7.4.      TRUSTEE'S DISCLAIMER....................................................82
     SECTION 7.5.      NOTICE OF DEFAULT.......................................................83
     SECTION 7.6.      REPORTS BY TRUSTEE TO HOLDERS...........................................83
     SECTION 7.7.      COMPENSATION AND INDEMNITY..............................................83
     SECTION 7.8.      REPLACEMENT OF TRUSTEE..................................................84
     SECTION 7.9.      SUCCESSOR TRUSTEE BY MERGER, ETC........................................85
     SECTION 7.10.     ELIGIBILITY; DISQUALIFICATION...........................................85
     SECTION 7.11.     PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.......................85

ARTICLE VIII

                       LEGAL DEFEASANCE AND COVENANT DEFEASANCE AND SATISFACTION
                       AND DISCHARGE...........................................................86
     SECTION 8.1.      OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE................86
     SECTION 8.2.      LEGAL DEFEASANCE AND DISCHARGE..........................................86
     SECTION 8.3.      COVENANT DEFEASANCE.....................................................86
     SECTION 8.4.      CONDITIONS TO LEGAL OR COVENANT DEFEASANCE..............................87



                                                                                             PAGE
                                                                                             ----
     SECTION 8.5.      DEPOSITED CASH AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST;
                       OTHER MISCELLANEOUS PROVISIONS..........................................88
     SECTION 8.6.      REPAYMENT TO THE COMPANY................................................89
     SECTION 8.7.      REINSTATEMENT...........................................................89
     SECTION 8.8.      SATISFACTION AND DISCHARGE..............................................89

ARTICLE IX

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS.....................................90
     SECTION 9.1.      SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS......................90
     SECTION 9.2.      AMENDMENTS, SUPPLEMENTAL INDENTURES AND WAIVERS WITH CONSENT OF
                       HOLDERS.................................................................91
     SECTION 9.3.      COMPLIANCE WITH TIA.....................................................93
     SECTION 9.4.      REVOCATION AND EFFECT OF CONSENTS.......................................93
     SECTION 9.5.      NOTATION ON OR EXCHANGE OF NOTES........................................94
     SECTION 9.6.      TRUSTEE TO SIGN AMENDMENTS, ETC.........................................94

ARTICLE X

                       RIGHT TO REQUIRE REPURCHASE.............................................94
     SECTION 10.1.     REPURCHASE OF NOTES AT THE OPTION OF THE HOLDER UPON A CHANGE OF
                       CONTROL.................................................................94

ARTICLE XI

                       GUARANTEE...............................................................97
     SECTION 11.1.     GUARANTEE...............................................................97
     SECTION 11.2.     EXECUTION AND DELIVERY OF GUARANTEE.....................................99
     SECTION 11.3.     CERTAIN BANKRUPTCY EVENTS..............................................100
     SECTION 11.4.     LIMITATION ON MERGER OF SUBSIDIARIES AND RELEASE OF GUARANTORS.........100

ARTICLE XII

                       MISCELLANEOUS..........................................................101
     SECTION 12.1.     TIA CONTROLS...........................................................101
     SECTION 12.2.     NOTICES................................................................101
     SECTION 12.3.     COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS...........................102
     SECTION 12.4.     CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.....................102


                                                                                             PAGE
                                                                                             ----
     SECTION 12.5.     STATEMENTS REQUIRED IN CERTIFICATE OR OPINION..........................102
     SECTION 12.6.     RULES BY TRUSTEE, PAYING AGENT, REGISTRAR..............................103
     SECTION 12.7.     LEGAL HOLIDAYS.........................................................103
     SECTION 12.8.     GOVERNING LAW..........................................................103
     SECTION 12.9.     NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS..........................104
     SECTION 12.10.    NO RECOURSE AGAINST OTHERS.............................................104
     SECTION 12.11.    SUCCESSORS.............................................................104
     SECTION 12.12.    DUPLICATE ORIGINALS....................................................104
     SECTION 12.13.    SEVERABILITY...........................................................104
     SECTION 12.14.    TABLE OF CONTENTS, HEADINGS, ETC.......................................104
     SECTION 12.15.    QUALIFICATION OF INDENTURE.............................................105
     SECTION 12.16.    REGISTRATION RIGHTS....................................................105
     SIGNATURES...............................................................................106
     EXHIBIT A................................................................................A-1
     EXHIBIT B
     FORM OF CERTIFICATE OF TRANSFER..........................................................B-1
     EXHIBIT C
     FORM OF CERTIFICATE OF EXCHANGE..........................................................C-1
     EXHIBIT D
     FORM OF CERTIFICATE FROM ACQUIRING
     INSTITUTIONAL ACCREDITED INVESTOR........................................................D-1

                              CROSS REFERENCE TABLE

         Reconciliation and tie between the Trust Indenture Act of 1939 and this Indenture, dated __________, 2002.


TIA SECTION                                                                                               INDENTURE
                                                                                                            SECTION
Section 310          (a)(1)....................................................................................7.10
                     (a)(2)....................................................................................7.10
                     (a)(3)..........................................................................Not Applicable
                     (a)(4)..........................................................................Not Applicable
                     (a)(5)....................................................................................7.10
                     (b).......................................................................................7.10
                     (c).............................................................................Not Applicable
Section 311          (a).......................................................................................7.11
                     (b).......................................................................................7.11
Section 312          (a)........................................................................................2.5
                     (b).......................................................................................12.3
                     (c).......................................................................................12.3
Section 313          (a)........................................................................................7.6
                     (b)........................................................................................7.6
                     (c)........................................................................................7.6
                     (d)........................................................................................7.6
Section 314          (a)........................................................................................4.8
                     (a)(4).....................................................................................4.7
                     (b).............................................................................Not Applicable
                     (c)(1)....................................................................................12.4
                     (c)(2)....................................................................................12.4
                     (c)(3).....................................................................................8.4
                     (d).............................................................................Not Applicable
                     (e).......................................................................................12.5
Section 315          (a)........................................................................................7.1
                     (b)........................................................................................7.5
                     (c)........................................................................................7.1
                     (d)........................................................................................7.2
                     (e).......................................................................................6.13
Section 316          (a)........................................................................................2.9
                     (a)(1)(A).................................................................................6.11
                     (a)(1)(B).................................................................................6.12
                     (a)(2)..........................................................................Not Applicable
                     (b)........................................................................................6.8
                     (c)...................................................................................1.1, 9.4
Section 317          (a)(1).....................................................................................6.3
                     (a)(2).....................................................................................6.4
                     (b)........................................................................................2.4
Section 318          (a).......................................................................................12.1

Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

                  INDENTURE, dated as of December 12, 2001, by and between Radiologix, Inc., a Delaware corporation (the "Company"), the Guarantors (as defined) named herein and U.S. Bank, N.A., as trustee (the "Trustee").

                  Each party hereto agrees as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the Company's 10.5% Series A Senior Notes due 2008 and the class of 10.5% Series B Senior Notes due 2008 to be exchanged for the 10.5% Series A Senior Notes due 2008:

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1. DEFINITIONS

         "144A Global Note" means one or more Global Notes bearing the Private Placement Legend that will be issued in an aggregate amount of denominations equal in total to the outstanding principal amount of the Notes sold in reliance on Rule 144A.

         "501 Global Note" means one of more Global Notes bearing the Private Placement Legend that will be issued in an aggregate amount of denominations equal in total to the outstanding principal amount of the Notes sold to institutional "accredited investors" within the meaning of Rule 501(a)(1), (2),
(3), or (7) of the Securities Act.

         "Acceleration Notice" shall have the meaning specified in Section 6.2.

         "Acquired Indebtedness" means Indebtedness (including Disqualified Capital Stock) of any Person existing at the time such Person becomes a Subsidiary of the Company, including by designation, or is merged or consolidated into or with the Company or one of its Subsidiaries.

         "Acquisition" means the purchase or other acquisition of any Person or all or substantially all the assets of any Person by any other Person, whether by purchase, merger, consolidation, or other transfer, and whether or not for consideration.

         "Additional Notes" means additional Notes having identical terms and conditions to the Notes issued on the Issue Date that may be issued pursuant to this Indenture after the Issue Date, other than pursuant to an Exchange Offer or otherwise in exchange for or in replacement of outstanding Notes.

         "Affiliate" means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. For purposes of this definition, the term "control" means the power to direct the management and policies of a Person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract, or otherwise; provided, that with respect to ownership interest in the Company and its Subsidiaries, a Beneficial Owner of 10% or more of the total voting power normally entitled to vote in the election of directors, managers or trustees, as applicable, shall for such purposes be deemed to possess control. Notwithstanding the foregoing, Affiliate shall not include Subsidiaries.

         "Affiliate Transaction" shall have the meaning specified in Section
4.10.

         "Agent" means any Registrar, Paying Agent or co-Registrar.

         "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange at the relevant time.

         "Asset Sale" shall have the meaning specified in Section 4.14.

         "Asset Sale Offer" shall have the meaning specified in Section 4.14.

         "Asset Sale Offer Amount" shall have the meaning specified in Section 4.14.

         "Asset Sale Offer Period" shall have the meaning specified in Section 4.14.

         "Asset Sale Offer Price" shall have the meaning specified in Section 4.14.

         "Attributable Indebtedness" in respect of a sale and leaseback transaction means, at the time of determination, the present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction including any period for which such lease has been extended or may, at the option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP.

         "Authentication Order" shall have the meaning specified in Section 2.2.

         "Average Life" means, as of the date of determination, with respect to any security or instrument, the quotient obtained by dividing (1) the sum of the products (a) of the number of years from the date of determination to the date or dates of each successive scheduled principal (or redemption) payment of such security or instrument and (b) the amount of each such respective principal (or redemption) payment by (2) the sum of all such principal (or redemption) payments.

         "Bankruptcy Law" means Title 11, U.S. Code, or any similar Federal, state or foreign law for the relief of debtors.

         "Beneficial Owner" or "beneficial owner" for purposes of the definition of Change of Control and Affiliate has the meaning attributed to it in Rules 13d-3 and 13d-5 under the Exchange Act (as in effect on the Issue Date), whether or not applicable.

         "Board of Directors" means, with respect to any Person, the board of directors (or if such Person is not a corporation, the equivalent board of managers or members or body performing similar functions for such Person) of such Person or any committee of the Board of Directors of such Person authorized, with respect to any particular matter, to exercise the power of the board of directors of such Person.

         "Board Resolution" means, with respect to any Person, a duly adopted resolution of the Board of Directors of such Person.

         "Broker-Dealer" means any broker-dealer that receives Exchange Notes for its own account in the Exchange Offer in exchange for Notes that were acquired by such broker-dealer as a result of market-making or other trading activities.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

         "Capitalized Lease Obligation" means, as to any Person, the obligations of such Person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date, determined in accordance with GAAP.

         "Capital Stock" means, with respect to any corporation, any and all shares, interests, rights to purchase (other than convertible or exchangeable Indebtedness that is not itself otherwise capital stock), warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

         "Cash" or "cash" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public or private debts.

         "Cash Equivalent" means:

                  (1) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided, that the full faith and credit of the United States of America is pledged in support thereof); or

                  (2) demand and time deposits and certificates of deposit and commercial paper issued by the parent corporation of any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000; or

                  (3) commercial paper issued by others rated at least A-2 or the equivalent thereof by Standard & Poor's Corporation or at least P-2 or the equivalent thereof by Moody's Investors Service, Inc.; or

                  (4) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (1) above entered into with any commercial bank meeting the specifications of clause (2) above; or

                  (5) investments in money market or other mutual funds substantially all of whose assets comprise securities of the types described in clauses (1) through (4) above;

and in the case of each of (1), (2), and (3) maturing within one year after the date of acquisition.

         "Change of Control" means:

                  (1) any sale, transfer, conveyance or other disposition (other than by way of merger or consolidation) of all or substantially all of the Company's assets, on a consolidated basis, in one transaction or a series of related transactions, to any "person" (including any group that is deemed to be a "person");

                  (2) the consummation of any transaction, including, without limitation, any merger or consolidation, whereby any "person" (including any group that is deemed to be a "person") is or becomes the "beneficial owner," directly or indirectly, of more than 35% of the aggregate Voting Equity Interests of the transferee(s) or surviving entity or entities;

                  (3) the Continuing Directors cease for any reason to constitute a majority of the Company's Board of Directors then in office; or

                  (4) the Company adopts a plan of liquidation.

         As used in this definition, "person" (including any group that is deemed to be a "person") has the meaning given by Section 13(d) of the Exchange Act, whether or not applicable.

         "Change of Control Offer" shall have the meaning specified in Section 10.1.

         "Change of Control Offer Period" shall have the meaning specified in
Section 10.1.

         "Change of Control Purchase Date" shall have the meaning specified in
Section 10.1.

         "Change of Control Purchase Price" shall have the meaning specified in
Section 10.1.

         "Clearstream" means Clearstream Banking S.A., or its successors, as operators of the Clearstream system.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Company" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture, and thereafter means such successor.

         "Consolidation" means, with respect to the Company, the consolidation of the accounts of the Subsidiaries with those of the Company, all in accordance with GAAP; provided, that "consolidation" will not include consolidation of the accounts of any Unrestricted Subsidiary with the accounts of the Company. The term "consolidated" has a correlative meaning to the foregoing.

         "Consolidated Coverage Ratio" of any Person on any date of determination (the "Transaction Date") means the ratio, on a pro forma basis, of
(a) the aggregate amount of Consolidated EBITDA of such Person attributable to continuing operations and businesses (exclusive of amounts attributable to operations and businesses permanently discontinued or disposed of) for the Reference Period to (b) the aggregate Consolidated Fixed Charges of such Person (exclusive of amounts attributable to operations and businesses permanently discontinued or disposed of, but only to the extent that the obligations giving rise to such Consolidated Fixed Charges would no longer be obligations contributing to such Person's Consolidated Fixed Charges subsequent to the Transaction Date) during the Reference Period; provided, that for purposes of such calculation:

                  (1) Acquisitions which occurred during the Reference Period or subsequent to the Reference Period and on or prior to the Transaction Date shall be assumed to have occurred on the first day of the Reference Period;

                  (2) transactions giving rise to the need to calculate the Consolidated Coverage Ratio shall be assumed to have occurred on the first day of the Reference Period;

                  (3) other than Indebtedness incurred under any revolving credit facility, the incurrence of any Indebtedness (including the issuance of any Disqualified Capital Stock) during the Reference Period or subsequent to the Reference Period and on or prior to the Transaction Date (and the application of the proceeds therefrom to the extent used to refinance or retire other Indebtedness) shall be assumed to have occurred on the first day of the Reference Period; and

                  (4) the Consolidated Fixed Charges of such Person attributable to interest on any Indebtedness or dividends on any Disqualified Capital Stock bearing a floating interest (or dividend) rate shall be computed on a pro forma basis as if the average rate in effect from the beginning of the Reference Period to the Transaction Date had been the applicable rate for the entire period, unless such Person or any of its Subsidiaries is a party to an Interest Swap or Hedging Obligation (which shall remain in effect for the 12-month period immediately following the Transaction Date) that has the effect of fixing the interest rate on the date of computation, in which case such rate (whether higher or lower) shall be used.

         "Consolidated EBITDA" means, with respect to any Person, for any period, the Consolidated Net Income of such Person for such period adjusted to add thereto (to the extent deducted from net revenues in determining Consolidated Net Income), without duplication, the sum of:

                  (1) Consolidated income tax expense (except to the extent attributable to items of extraordinary or nonrecurring gain or loss as described in clause (a) of the definition of Consolidated Net Income);

                  (2) Consolidated depreciation and amortization expense;

                  (3) Consolidated Fixed Charges;

                  (4) all other non-cash charges required to be reflected as expenses on the books and records of such Person and its Consolidated Subsidiaries; and

                  (5) the amount of any earn-out payment or bonus paid by the Company or any Subsidiary of the Company for such period to the seller(s) of any Capital Stock or business acquired by the Company or any such Subsidiary, which payment is made pursuant to the terms of a purchase or similar agreement entered into at the time of the acquisition;

less the amount of all cash payments made by such Person or any of its Subsidiaries during such period to the extent such payments relate to non-cash charges that were added back in determining Consolidated EBITDA for such period or any prior period; provided, that consolidated income tax expense and depreciation and amortization of a Subsidiary that is a less than Wholly Owned Subsidiary shall only be added to the extent of the equity interest of the Company in such Subsidiary.

         "Consolidated Fixed Charges" of any Person means, for any period, the aggregate amount (without duplication and determined in each case in accordance with GAAP) of:

                  (a) interest expensed or capitalized, paid, accrued, or scheduled to be paid or accrued (including, in accordance with the following sentence, interest attributable to Capitalized Lease Obligations and imputed interest on Attributable Indebtedness) of such Person and its Consolidated Subsidiaries during such period, including
         (1) original issue discount and non-cash interest payments or accruals on any Indebtedness, (2) amortization of Indebtedness discount or premium, (3) the interest portion of all deferred payment obligations,
         (4) all commissions, discounts and other fees and charges owed with respect to bankers' acceptances and letters of credit financings and currency and Interest Swap and Hedging Obligations, in each case to the extent attributable to such period, and (5) all interest payable with respect to discontinued operations;

                  (b) the amount of dividends accrued or payable (or guaranteed) by such Person or any of its Consolidated Subsidiaries in respect of Preferred Stock (other than by Subsidiaries of such Person to such Person or such Person's Wholly Owned Subsidiaries) multiplied by a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of the Company and its Subsidiaries, expressed as a decimal.

For purposes of this definition, (x) interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined in good faith by the Company to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP and (y) interest expense attributable to any Indebtedness represented by the guarantee by such Person or a Subsidiary of such Person of an obligation of another Person shall be deemed to be the interest expense attributable to the Indebtedness guaranteed.

         "Consolidated Net Income" means, with respect to any Person for any period, the net income (or loss) of such Person and its Consolidated Subsidiaries (determined on a consolidated basis in accordance with GAAP) for such period, adjusted to exclude (only to the extent included in computing such net income (or loss) and without duplication):

                  (a) all gains and losses, together with any related provision for taxes on such gains or losses, that are either extraordinary (as determined in accordance with GAAP) or are nonrecurring (including any gain or loss from the sale or other disposition of assets outside the ordinary course of business or from the issuance or sale of any capital stock);

                  (b) the net income, if positive, of any Person, other than a Consolidated Subsidiary, in which such Person or any of its Consolidated Subsidiaries has an interest, except to the extent of the amount of any dividends or distributions actually paid in cash to such Person or a Consolidated Subsidiary of such Person during such period, but in any case not in excess of such Person's pro rata share of such Person's net income for such period;

                  (c) the net income or loss of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition;

                  (d) the net income, if positive, of any of such Person's Consolidated Subsidiaries to the extent that the declaration or payment of dividends or similar distributions is not at the time permitted by operation of the terms of its charter or bylaws or any other agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Consolidated Subsidiary; and

                  (e) solely for the purpose of calculating Consolidated Net Income with respect to paragraph (3)(a) of Section 4.3, the amount of any goodwill impairment and valuation losses, as reflected in the Company's consolidated financial statements.

         "Consolidated Net Worth" of any Person at any date means the aggregate consolidated stockholders' equity of such Person (plus amounts of equity attributable to preferred stock) and its Consolidated Subsidiaries, as would be shown on the consolidated balance sheet of such Person prepared in accordance with GAAP, adjusted to exclude (to the extent included in calculating such equity), (a) the amount of any such stockholders' equity attributable to Disqualified Capital Stock or treasury stock of such Person and its Consolidated Subsidiaries, (b) all upward revaluations and other write-ups in the book value of any asset of such Person or a Consolidated Subsidiary of such Person subsequent to the Issue Date, and (c) all investments in subsidiaries that are not Consolidated Subsidiaries and in Persons that are not Subsidiaries.

         "Consolidated Subsidiary" means, for any Person, each Subsidiary of such Person (whether now existing or hereafter created or acquired) the financial statements of which are consolidated for financial statement reporting purposes with the financial statements of such Person in accordance with GAAP.

         "Consolidated Tangible Assets" means, as of the date of determination, the total assets, less goodwill and other intangibles, shown on the balance sheet of the Company and its Consolidated Subsidiaries as of the most recent date for which such a balance sheet is available, determined on a consolidated basis in accordance with GAAP.

         "Continuing Directors" means during any period of 12 consecutive months after the Issue Date, individuals who at the beginning of any such 12-month period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved, including new directors designated in or provided for in an agreement regarding the merger, consolidation or sale, transfer or other conveyance, of all or substantially all of the assets of the Company, if such agreement was approved by a vote of such majority of directors).

         "Convertible Note" means that certain Convertible Junior Subordinated Promissory Note due July 31, 2009, made by the Company in favor of BT Capital Partners SBIC, L.P., dated August 1, 1999, as the same may be amended in a manner not prohibited by this Indenture.

         "Corporate Trust Office" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Corporate Trust Department, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company), in either case which shall be located in the Borough of Manhattan, The City of New York.

         "Covenant Defeasance" shall have the meaning specified in Section 8.3.

         "Credit Agreement" means the credit agreement to be entered into by and among the Company, certain of its Subsidiaries, certain financial institutions and General Electric Capital Corporation, as agent, providing for an aggregate $35,000,000 revolving credit facility, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, as such credit agreement and/or related documents may be amended, restated, supplemented, renewed, replaced or otherwise modified from time to time whether or not with the same agent, trustee, representative lenders or holders, and, subject to the proviso to the next succeeding sentence, irrespective of any changes in the terms and conditions thereof. Without limiting the generality of the foregoing, the term "Credit Agreement" shall include any amendment, amendment and restatement, renewal, extension, restructuring, supplement or modification to any Credit Agreement and all refundings, refinancings and replacements of any Credit Agreement, including any Credit Agreement:

                  (1) extending the maturity of any Indebtedness incurred thereunder or contemplated thereby;

                  (2) adding or deleting borrowers or guarantors thereunder, so long as borrowers and issuers include one or more of the Company and its Subsidiaries and their respective successors and assigns;

                  (3) increasing the amount of Indebtedness incurred thereunder or available to be borrowed thereunder; provided, that on the date such Indebtedness is incurred it would not be prohibited by Section 4.11; or

                  (4) otherwise altering the terms and conditions thereof in a manner not prohibited by the terms of this Indenture.

         "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

         "Debt Incurrence Ratio" shall have the meaning specified in Section
4.11.

         "Default" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

         "Defaulted Interest" shall have the meaning specified in Section 2.12.

         "Definitive Notes" means one or more certificated Notes registered in the name of the Holder thereof and issued in accordance with Section 2.6 hereof, in the form of Exhibit A hereto except that such Note shall not include the information called for by footnotes 3, 4 and 8 thereof.

         "Depositary" means, with respect to the Notes issuable or issued in whole or in part in global form, the person specified in Section 2.3 as the Depositary with respect to the Notes, until a successor shall have been appointed and become such pursuant to the applicable provision of this Indenture, and thereafter "Depositary" shall mean or include such successor.

         "Disqualified Capital Stock" means with respect to any Person, (a) Equity Interests of such Person that, by its terms or by the terms of any security into which it is convertible, exercisable or exchangeable, is, or upon the happening of an event or the passage of time or both would be, required to be redeemed or repurchased including at the option of the holder thereof by such Person or any of its Subsidiaries, in whole or in part, on or prior to 91 days following the Stated Maturity of the Notes and (b) any Equity Interests of any Subsidiary of such Person other than any common equity with no preferences, privileges, and no redemption or repayment provisions. Notwithstanding the foregoing, any Equity Interests that would constitute Disqualified Capital Stock solely because the holders thereof have the right to require the Company to repurchase such Equity Interests upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Capital Stock if the terms of such Equity Interests provide that the Company may not repurchase or redeem any such Equity Interests pursuant to such provisions prior to the Company's purchase of the Notes as are required to be purchased pursuant to Section 4.14 or Section 10.1.

         "Distribution Compliance Period" means the 40-day restricted period, as defined in Rule 903(b)(3) under the Securities Act.

         "DTC" shall have the meaning specified in Section 2.3.

         "Equity Interests" means Capital Stock or partnership, participation or membership interests and all warrants, options or other rights to acquire Capital Stock or partnership, participation or membership interests (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock or partnership, participation or membership interests).

         "Euroclear" means Euroclear Bank S.A./N.V., or its successors, as operators of the Euroclear system.

         "Event of Default" shall have the meaning specified in Section 6.1.

         "Excess Proceeds" shall have the meaning specified in Section 4.14.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

         "Exchange Notes" means 10.5% Senior Notes due 2008, Series B, of the Company, including the guarantees endorsed thereon, identical in all respects to the Notes and the Guarantees, except for references to series and restrictive legends, issued pursuant to an Exchange Offer.

         "Exchange Offer" means an offer that may be made by the Company pursuant to the Registration Rights Agreement to exchange Exchange Notes for Series A Notes.

         "Exchange Offer Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

         "Exempted Affiliate Transaction" means (a) customary employee compensation arrangements approved by a majority of independent (as to such transactions) members of the Board of Directors of the Company, (b) dividends permitted under the terms of Section 4.3 and payable, in form and amount, on a pro rata basis to all holders of common stock of the Company, (c) transactions solely between or among the Company and any of its Consolidated Subsidiaries or solely among Consolidated Subsidiaries of the Company, and (d) transactions in respect of the Convertible Note between the Company and the Holder of the Convertible Note (other than an increase in the amount of principal or interest payable thereon), including any amendments or modifications to the conversion provisions thereof (and any related definitions).

         "Existing Indebtedness" means the Indebtedness of the Company and its Subsidiaries (other than Indebtedness under the Credit Agreement) in existence on the Issue Date, reduced to the extent such amounts are repaid, refinanced or retired.

         "Foreign Subsidiary" means any Subsidiary of the Company which (i) is not organized under the laws of the United States, any state thereof or the District of Columbia and (ii) conducts substantially all of its business operations outside the United States of America.

         "GAAP" means United States generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession in the United States as in effect on the Issue Date.

         "Global Notes" means one or more Notes in the form of Exhibit A hereto that includes the information referred to in footnotes 3, 4 and 8 to the form of Note, attached hereto as Exhibit A, issued under this Indenture, that is deposited with or on behalf of and registered in the name of the Depositary or its nominee.

         "Global Note Legend" means the legend set forth in Section 2.6(g)(2), which is required to be placed on all Global Notes issued under this Indenture.

         "Guarantee" shall have the meaning provided in Section 11.1.

         "Guarantor" means each of the Company's present and future Subsidiaries that at the time are guarantors of the Notes in accordance with this Indenture.

         "Holder" or "Securityholder" means the Person in whose name a Note is registered on the Registrar's books.

         "Incur" or "incurrence" shall have the meaning specified in Section
4.11.

         "Incurrence Date" shall have the meaning specified in Section 4.11.

         "Indebtedness" of any Person means, without duplication,

                  (a) all liabilities and obligations, contingent or otherwise, of such Person, to the extent such liabilities and obligations would appear as a liability upon the consolidated balance sheet of such Person in accordance with GAAP, (1) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (2) evidenced by bonds, notes, debentures or similar instruments, (3) representing the balance deferred and unpaid of the purchase price of any property or services, except those incurred in the ordinary course of its business that would constitute ordinarily a trade payable to trade creditors;

                  (b) all liabilities and obligations, contingent or otherwise, of such Person (1) evidenced by bankers' acceptances or similar instruments issued or accepted by banks, (2) relating to any Capitalized Lease Obligation, or (3) evidenced by a letter of credit or a reimbursement obligation of such Person with respect to any letter of credit;

                  (c) all net obligations of such Person under Interest Swap and Hedging Obligations;

                  (d) all liabilities and obligations of others of the kind described in the preceding clause (a), (b) or (c) that such Person has guaranteed or provided credit support or that is otherwise its legal liability or which are secured by any assets or property of such Person;

                  (e) any and all deferrals, renewals, extensions, refinancing and refundings (whether direct or indirect) of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (a), (b), (c) or (d), or this clause (e), whether or not between or among the same parties;

                  (f) all Disqualified Capital Stock of such Person (measured at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends); and

                  (g) all Attributable Indebtedness.

For purposes hereof, the "maximum fixed repurchase price" of any Disqualified Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to the terms hereof, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock, such fair market value to be determined in good faith by the Board of Directors of the issuer (or managing general partner of the issuer) of such Disqualified Capital Stock.

         The amount of any Indebtedness outstanding as of any date shall be (1) the accreted value thereof, in the case of any Indebtedness issued with original issue discount, but the accretion of original issue discount in accordance with the original terms of Indebtedness issued with an original issue discount will not be deemed to be an incurrence and (2) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

         "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

         "Indirect Participant" means any entity that, with respect to DTC, clears through or maintains a direct or indirect, custodial relationship with a Participant.

         "Initial Notes" means the 10.5% Series A Senior Notes due 2008, as supplemented from time to time in accordance with the terms hereof, issued under this Indenture that contain the information referred to in footnotes 5 and 6 to the form of Note attached hereto as Exhibit A.

         "Initial Purchasers" means Jefferies & Company, Inc. and Deutsche Banc Alex. Brown Inc.

         "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who is not also a QIB.

         "Interest Payment Date" means the stated due date of an installment of interest on the Notes.

         "Interest Swap and Hedging Obligation" means any obligation of any Person pursuant to any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate exchange agreement, currency exchange agreement or any other agreement or arrangement designed to protect against fluctuations in interest rates or currency values, including, without limitation, any arrangement whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a fixed or floating rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or floating rate of interest on the same notional amount.

         "Investment" by any Person in any other Person means (without duplication):

                  (a) the acquisition (whether by purchase, merger, consolidation or otherwise) by such Person (whether for cash, property, services, securities or otherwise) of Equity Interests, capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities, including any options or warrants, of such other Person or any agreement to make any such acquisition;

                  (b) the making by such Person of any deposit with, or advance, loan or other extension of credit to, such other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such other Person) or any commitment to make any such advance, loan or extension (but excluding accounts receivable, endorsements for collection or deposits arising in the ordinary course of business);

                  (c) other than guarantees of Indebtedness of the Company or any Guarantor to the extent permitted by Section 4.11, the entering into by such Person of any guarantee of, or other credit support or contingent obligation with respect to, Indebtedness or other liability of such other Person;

                  (d) the making of any capital contribution by such Person to such other Person; and

                  (e) the designation by the Board of Directors of the Company of any Person to be an Unrestricted Subsidiary.

The Company shall be deemed to make an Investment in an amount equal to the fair market value of the net assets of any subsidiary (or, if neither the Company nor any of its Subsidiaries has theretofore made an Investment in such subsidiary, in an amount equal to the Investments being made), at the time that such subsidiary is designated an Unrestricted Subsidiary, and any property transferred to an Unrestricted Subsidiary from the Company or a Subsidiary of the Company shall be deemed an Investment valued at its fair market value at the time of such transfer. The Company or any of its Subsidiaries shall be deemed to have made an Investment in a Person that is or was required to be a Guarantor if, upon the issuance, sale or other disposition of any portion of the Company's or the Subsidiary's ownership in the Capital Stock of such Person, such Person ceases to be a Guarantor. The fair market value of each Investment shall be measured at the time made or returned, as applicable.

         "Issue Date" means the date of first issuance of the Notes under this Indenture.

         "Legal Defeasance" shall have the meaning specified in Section 8.2.

         "Legal Holiday" shall have the meaning specified in Section 12.7.

         "Lien" means any mortgage, charge, pledge, lien (statutory or otherwise), privilege, security interest, hypothecation or other encumbrance upon or with respect to any property of any kind, real or personal, movable or immovable, now owned or hereafter acquired.

         "Liquidated Damages" means all liquidated damages then owing pursuant to the Registration Rights Agreement.

         "Maturity Date" means, when used with respect to any Note, the date specified on such Note as the fixed date on which the final installment of principal of such Note is due and payable (in the absence of any acceleration thereof pursuant to the provisions of this Indenture regarding acceleration of Indebtedness or any Change of Control Offer or Asset Sale Offer).

         "Moody's" means Moody's Investors Service, Inc. and its successors.

         "Net Cash Proceeds" means the aggregate amount of cash or Cash Equivalents received by the Company in the case of a sale of Qualified Capital Stock and by the Company and its Subsidiaries in respect of an Asset Sale plus, in the case of an issuance of Qualified Capital Stock upon any exercise, exchange or conversion of securities (including options, warrants, rights and convertible or exchangeable debt) of the Company that were issued for cash on or after the Issue Date, the amount of cash originally received by the Company upon the issuance of such securities (including options, warrants, rights and convertible or exchangeable debt) less, in each case, the sum of all payments, fees, commissions and (in the case of Asset Sales, reasonable and customary), expenses (including, without limitation, the fees and expenses of legal counsel and investment banking fees and expenses) incurred in connection with such Asset Sale or sale of Qualified Capital Stock, and, in the case of an Asset Sale only, less (a) the amount (estimated reasonably and in good faith by the Company) of income, franchise, sales and other applicable taxes required to be paid by the Company or any of its respective Subsidiaries in connection with such Asset Sale in the taxable year that such sale is consummated or in the immediately succeeding taxable year, the computation of which shall take into account the reduction in tax liability resulting from any available operating losses and net operating loss carryovers, tax credits and tax credit carryforwards, and similar tax attributes, and (b) appropriate amounts to be provided by the Company or any of its Subsidiaries, as the case may be, as a reserve required in accordance with GAAP against any liabilities associated with such Asset Sale and retained by the Company or any such Subsidiary, as the case may be, after such Asset Sale, including pensions and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers' Certificate delivered to the Trustee; provided, however, that any amounts remaining after adjustments, revaluations or liquidations of such reserves shall constitute Net Cash Proceeds.

         "Non-Recourse Indebtedness" means Indebtedness (a) as to which neither the Company nor any of its Subsidiaries (1) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (2) is directly or indirectly liable (as a guarantor or otherwise), or (3) constitutes the lender, and (b) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Company or any of its Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity.

         "Notes" means, collectively (i) the Initial Notes, (ii) the Exchange Notes, when and if issued as provided in the Registration Rights Agreement, and
(iii) the Additional Notes.

         "Offering" means the offering of the Notes by the Company.

         "Officer" means, with respect to the Company or any Guarantor, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Treasurer, the Controller, or the Secretary of the Company or such Guarantor.

         "Officers' Certificate" means, with respect to the Company or any Guarantor, a certificate signed by two Officers or by an Officer and an Assistant Secretary of the Company or such Guarantor and otherwise complying with the requirements of Sections 12.4 and 12.5.

         "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee complying with the requirements of Sections
12.4 and 12.5.

         "Participant" means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to The Depository Trust Company, shall include Euroclear and Clearstream).

         "Paying Agent" shall have the meaning specified in Section 2.3.

         "Permitted Indebtedness" means that:

                  (a) the Company and the Guarantors may incur Indebtedness evidenced by the Notes and the Guarantees issued pursuant to this Indenture up to the amounts being issued on the original Issue Date less any amounts repaid or retired;

                  (b) the Company and the Guarantors, as applicable, may incur Refinancing Indebtedness with respect to any Existing Indebtedness or any Indebtedness (including Disqualified Capital Stock), described in clause (a) of this definition or clause (a) of the third paragraph of, or incurred pursuant to the Debt Incurrence Ratio test of, Section 4.11, or which was refinanced pursuant to this clause (b);

                  (c) the Company and its Subsidiaries may incur Indebtedness solely in respect of bankers acceptances, letters of credit and performance bonds (to the extent that such incurrence does not result in the incurrence of any obligation to repay any obligation relating to borrowed money or other Indebtedness), all in the ordinary course of business in accordance with customary industry practices, in amounts and for the purposes customary in the Company's industry;

                  (d) the Company may incur Indebtedness owed to (borrowed from) any Subsidiary, and any Subsidiary may incur Indebtedness owed to (borrowed from) any other Subsidiary or the Company; provided, that in the case of Indebtedness of the Company, such obligations shall be unsecured and contractually subordinated in all respects to the Company's obligations pursuant to the Notes and any event that causes such Subsidiary no longer to be a Subsidiary respectively (including by designation to be an Unrestricted Subsidiary) shall be deemed to be a new incurrence by such issuer of such Indebtedness and any guarantor thereof subject to the provisions of Section 4.11;

                  (e) any Guarantor may guarantee any Indebtedness of the Company or another Guarantor that was permitted to be incurred pursuant to this Indenture, substantially concurrently with such incurrence or at the time such Person becomes a Subsidiary;

                  (f) the Company and the Guarantors may incur Interest Swap and Hedging Obligations that are incurred for the purpose of fixing or hedging interest rate or currency risk with respect to any fixed or floating rate Indebtedness that is permitted by this Indenture to be outstanding or any receivable or liability the payment of which is determined by reference to a foreign currency; provided, that the notional amount of any such Interest Swap and Hedging Obligation does not exceed the principal amount of Indebtedness to which such Interest Swap and Hedging Obligation relates;

                  (g) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness if extinguished within five business days of incurrence;

                  (h) Indebtedness arising in connection with endorsement of instruments for deposit in the ordinary course of business; and

                  (i) Indebtedness arising from the payment of interest on the Convertible Note in the form of additional like securities with a principal amount equal to the amount of accrued but unpaid interest due thereon in accordance with the terms of Section 1 (Interest) of the Convertible Note.

         "Permitted Investment" means:

                  (a) any Investment in any of the Notes;

                  (b) any Investment in Cash Equivalents;

                  (c) intercompany notes to the extent permitted under clause
         (d) of the definition of "Permitted Indebtedness";

                  (d) any Investment by the Company or any Guarantor in a Person in a Related Business if as a result of such Investment such Person immediately becomes a Guarantor or such Person is immediately merged with or into the Company or a Guarantor;

                  (e) any Investment by the Company or any Subsidiary of the Company in the Company or in any Guarantor;

                  (f) any Investment by the Company or any Subsidiary of the Company in Permitted Joint Ventures made after the Reference Date having an aggregate fair market value, when taken together with all other Investments made pursuant to this clause (f) that are at the time outstanding, not exceeding the greater of (i) $25,000,000 and (ii) 10% of the Consolidated Tangible Assets of the Company as of the last day of the most recent full fiscal quarter ended immediately prior to the date of such Investment (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value);

                  (g) any asset exchange permitted by clause (8) of Section
         4.14;

                  (h) loans and advances to directors, employees and officers of the Company and its Subsidiaries for bona fide business purposes not in excess of $2,000,000 at any one time outstanding;

                  (i) receivables owing to the Company or any Subsidiary of the Company if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as the Company or any such Subsidiary deems reasonable under the circumstances;

                  (j) lease, utility and other similar deposits in the ordinary course of business;

                  (k) Investments in securities of trade creditors or customers received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers;

                  (l) Interest Swap and Hedging Obligations to the extent permitted under clause (f) of the definition of "Permitted Indebtedness";

                  (m) advances to radiology practice groups made pursuant to service agreements in effect on the Issue Date or pursuant to service agreements similar to service agreements in effect on the Issue Date in the ordinary course of business consistent with past practice;

                  (n) stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Company or any of its Subsidiaries or in satisfaction of judgments;

                  (o) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 4.14; and

                  (p) any Investment acquired solely in exchange for Qualified Capital Stock.

         "Permitted Joint Venture" means any joint venture, partnership or other Person designated by the Board of Directors of the Company as a Permitted Joint Venture and (i) at least 20% of whose Voting Equity Interests is at the time owned (beneficially or directly) by the Company and/or by one or more Subsidiaries of the Company and if such Permitted Joint Venture is a Subsidiary of the Company, such Permitted Joint Venture has been designated as an Unrestricted Subsidiary of the Company in accordance with Section 4.20, and (ii) is engaged in a Related Business; provided that each of Advanced PET Imaging of Maryland, L.P., Montgomery Community Magnetic Imaging Center Limited Partnership, Tower OpenScan MRI, MRI of Kansas, Carroll County, LLC, Franklin Imaging Joint Venture, Greater Baltimore Diagnostic Imaging Partnership, MRI at St. Joseph Medical Center, LLC, Health Systems Imaging, LLC, Magnetic Imaging of Baltimore, Southeast Baptist Imaging Center, Baptist Imaging Center, Northeast Baptist MRI Center, Lexington MR, Ltd. and North Central Baptist Imaging Center shall be deemed to be a Permitted Joint Venture as of the Issue Date. Any such designation (other than with respect to the Persons identified in the preceding sentence) shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

         "Permitted Lien" means:

                  (a) Liens existing on the Issue Date;

                  (b) Liens imposed by governmental authorities for taxes, assessments or other charges not yet subject to penalty or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the Company in accordance with GAAP;

                  (c) statutory liens of carriers, warehousemen, mechanics, material men, landlords, repairmen or other like Liens arising by operation of law in the ordinary course of business provided that (1) the underlying obligations are not overdue for a period of more than 60 days, or (2) such Liens are being contested in good faith and by appropriate proceedings and adequate reserves with respect thereto are maintained on the books of the Company in accordance with GAAP;

                  (d) Liens securing the performance of bids, trade contracts (other than borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (e) easements, rights-of-way, zoning, similar restrictions and other similar encumbrances or title defects which, singly or in the aggregate, do not in any case materially detract from the value of the property, subject thereto (as such property is used by the Company or any of its Subsidiaries) or interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries;

                  (f) Liens arising by operation of law in connection with judgments, only to the extent, for an amount and for a period not resulting in an Event of Default with respect thereto;

                  (g) pledges or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security legislation;

                  (h) Liens securing the Notes;

                  (i) Liens securing Indebtedness of a Person existing at the time such Person becomes a Subsidiary or is merged with or into the Company or a Subsidiary or Liens securing Indebtedness incurred in connection with an Acquisition, provided, that such Liens were in existence prior to the date of such acquisition, merger or consolidation, were not incurred in anticipation thereof, and do not extend to any other assets;

                  (j) Liens arising from Purchase Money Indebtedness permitted to be incurred pursuant to clause (a) of Section 4.11 provided such Liens relate solely to the property which is subject to such Purchase Money Indebtedness;

                  (k) leases or subleases granted to other Persons in the ordinary course of business not materially interfering with the conduct of the business of the Company or any of its Subsidiaries or materially detracting from the value of the related assets of the Company or any Subsidiary;

                  (l) Liens arising from precautionary Uniform Commercial Code financing statement filings regarding operating leases entered into by the Company or any of its Subsidiaries in the ordinary course of business;

                  (m) Liens securing Refinancing Indebtedness incurred to refinance any Indebtedness that was previously so secured, provided that the Indebtedness secured is not increased and the Lien is not extended to any additional assets or property that would not have been security for the Indebtedness refinanced;

                  (n) Liens securing Indebtedness incurred under the Credit Agreement in accordance with Section 4.11;

                  (o) Liens in favor of the Company or any Guarantor;

                  (p) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

                  (q) Liens to secure Attributable Indebtedness and that are permitted to be incurred pursuant to Section 4.18; provided that any such Lien shall not extend to or cover any assets of the Company or any Subsidiary other than the assets that are the subject of the sale and leaseback transaction in which the Attributable Indebtedness is incurred; and

                  (r) Liens incurred in the ordinary course of business of the Company or any Subsidiary with respect to obligations (other than Indebtedness) that do not in the aggregate exceed $7,000,000 at any one time outstanding.

         "Person" or "person" means any corporation, individual, limited liability company, joint stock company, joint venture, partnership, unincorporated association, governmental regulatory entity, country, state or political subdivision thereof, trust, municipality or other entity.

         "Preferred Stock" means any Equity Interest of any class or classes of a Person (however designated) which is preferred as to payments of dividends, or as to distributions upon any liquidation or dissolution, over Equity Interests of any other class of such Person.

         "Private Placement Legend" means the legend set forth in Section 2.6(g)(1) to be placed on all Notes issued under this Indenture except where specifically stated otherwise by the provisions of this Indenture.

         "principal" of any Indebtedness means the principal of such Indebtedness.

         "property" means any right or interest in or to property or assets of any kind whatsoever, whether real, personal or mixed and whether tangible, intangible, contingent, direct or indirect.

         "Pro Forma" or "pro forma" shall have the meaning set forth in Regulation S-X of the Securities Act, unless otherwise specifically stated herein.

         "Public Equity Offering" means an underwritten public offering pursuant to a registration statement filed with the SEC in accordance with the Securities Act of 1933, as amended, of Qualified Capital Stock of the Company.

         "Purchase Money Indebtedness" of any Person means any Indebtedness of such Person to any seller or other Person incurred solely to finance the acquisition (including in the case of a Capitalized Lease Obligation, the lease), construction, installation or improvement of any after acquired real or personal tangible property which is directly related to a Related Business of the Company and which is incurred within 180 days of such acquisition, construction, installation or improvement and is secured only by the assets so financed.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "Qualified Capital Stock" means any Capital Stock of the Company that is not Disqualified Capital Stock.

         "Qualified Exchange" means:

                  (1) any legal defeasance, redemption, retirement, repurchase or other acquisition of Capital Stock or Indebtedness of the Company with the Net Cash Proceeds received by the Company from the substantially concurrent sale of its Qualified Capital Stock (other than to a Subsidiary); or

                  (2) any issuance of Qualified Capital Stock of the Company solely in exchange for any Capital Stock or Indebtedness of the Company.

         "Record Date" means a record date specified in the Notes whether or not such record date is a Business Day, or, if applicable, as specified in Section 2.12.

         "Redemption Date," when used with respect to any Note to be redeemed, means the date fixed for such redemption pursuant to Article III of this Indenture and Section 5 in the form of Note attached hereto as Exhibit A.

         "Redemption Price," when used with respect to any Note to be redeemed, means the redemption price for such redemption pursuant to Section 5 in the form of Note attached hereto as Exhibit A, which shall include, without duplication, in each case, accrued and unpaid interest and Liquidated Damages, if any, to the Redemption Date.

         "Reference Period" with regard to any Person means the four full fiscal quarters ended immediately preceding any date upon which any determination is to be made pursuant to the terms of the Notes or this Indenture.

         "Refinancing Indebtedness" means Indebtedness (including Disqualified Capital Stock) (a) issued in exchange for, or the proceeds from the issuance and sale of which are used substantially concurrently to repay, redeem, defease, refund, refinance, discharge or otherwise retire for value, in whole or in part, or (b) constituting an amendment, modification or supplement to, or a deferral or renewal of ((a) and (b) above are, collectively, a "Refinancing"), any Indebtedness (including Disqualified Capital Stock) in a principal amount or, in the case of

Disqualified Capital Stock, liquidation preference, not to exceed (after deduction of reasonable and customary fees and expenses incurred in connection with the Refinancing plus the amount of any premium paid in connection with such Refinancing in accordance with the terms of the documents governing the Indebtedness refinanced without giving effect to any modification thereof made in connection with or in contemplation of such refinancing) the lesser of (1) the principal amount or, in the case of Disqualified Capital Stock, liquidation preference, of the Indebtedness (including Disqualified Capital Stock) so Refinanced and (2) if such Indebtedness being Refinanced was issued with an original issue discount, the accreted value thereof (as determined in accordance with GAAP) at the time of such Refinancing; provided, that (A) such Refinancing Indebtedness shall only be used to refinance outstanding Indebtedness (including Disqualified Capital Stock) of such Person issuing such Refinancing Indebtedness, (B) such Refinancing Indebtedness shall (x) not have an Average Life shorter than the Indebtedness (including Disqualified Capital Stock) to be so refinanced at the time of such Refinancing and (y) in all respects, be no less contractually subordinated or junior, if applicable, to the rights of Holders of the Notes than was the Indebtedness (including Disqualified Capital Stock) to be refinanced, (C) such Refinancing Indebtedness shall have a final stated maturity or redemption date, as applicable, no earlier than the final stated maturity or redemption date, as applicable, of the Indebtedness (including Disqualified Capital Stock) to be so refinanced or, if sooner, 91 days after the Stated Maturity of the Notes, and (D) such Refinancing Indebtedness shall be secured (if secured) in a manner no more adverse to the Holders of the Notes than the terms of the Liens (if any) securing such refinanced Indebtedness.

         "Reg S Permanent Global Note" means one or more permanent Global Notes bearing the Private Placement Legend, that will be issued in an aggregate amount of denominations equal in total to the outstanding principal amount of the Reg S Temporary Global Note upon expiration of the Distribution Compliance Period.

         "Reg S Temporary Global Note" means one or more temporary Global Notes bearing the Private Placement Legend and the Reg S Temporary Global Note Legend, issued in an aggregate amount of denominations equal in total to the outstanding principal amount of the Notes initially sold in reliance on Rule 903 of Regulation S.

         "Reg S Temporary Global Note Legend" means the legend set forth in
Section 2.6(g)(3), which is required to be placed on all Reg S Temporary Global Notes issued under this Indenture.

         "Registrar" shall have the meaning specified in Section 2.3.

         "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the Issue Date, by and among the Company and the other parties named on the signature pages thereof, as such agreement may be amended, modified or supplemented from time to time.

         "Regulation S" means Regulation S promulgated under the Securities Act, as it may be amended from time to time, and any successor provision thereto.

         "Regulation S Global Note" means a Reg S Temporary Global Note or a Reg S Permanent Global Note, as the case may be.

         "Related Business" means the business conducted (or proposed to be conducted) by the Company and its Subsidiaries as of the Issue Date and any and all businesses that in the good faith judgment of the Board of Directors of the Company are materially related businesses.

         "Restricted Definitive Note" means one or more Definitive Notes bearing the Private Placement Legend, issued under this Indenture.

         "Restricted Global Note" means one or more Global Notes bearing the Private Placement Legend, issued under this Indenture; provided, that in no case shall an Exchange Note issued in accordance with this Indenture and the terms of the Registration Rights Agreement be a Restricted Global Note.

         "Restricted Investment" means, in one or a series of related transactions, any Investment, other than Permitted Investments.

         "Restricted Note" means a Note, unless or until it has been (i) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering it or (ii) distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act; provided, that in no case shall an Exchange Note issued in accordance with this Indenture and the terms and provisions of the Registration Rights Agreement be a Restricted Note.

         "Restricted Payment" means, with respect to any Person:

                  (a) the declaration or payment of any dividend or other distribution in respect of Equity Interests of such Person;

                  (b) any payment (except to the extent with Qualified Capital Stock) on account of the purchase, redemption or other acquisition or retirement for value of Equity Interests of such Person;

                  (c) other than with the proceeds from the substantially concurrent sale of, or in exchange for, Refinancing Indebtedness, any purchase, redemption, or other acquisition or retirement for value of, any payment in respect of any amendment of the terms of or any defeasance of, any Subordinated Indebtedness, directly or indirectly, by such Person or a Subsidiary of such Person prior to the scheduled maturity, any scheduled repayment of principal, or scheduled sinking fund payment, as the case may be, of such Subordinated Indebtedness; and

                  (d) any Restricted Investment by such Person;

provided, however, that the term "Restricted Payment" does not include (1) any dividend, distribution or other payment on or with respect to Equity Interests of an issuer to the extent payable solely in shares of Qualified Capital Stock of such issuer, or (2) any dividend, distribution or other payment to the Company, or to any Guarantor, by any Subsidiary of the Company.

         "Rule 144A" means Rule 144A promulgated under the Securities Act, as it may be amended from time to time, and any successor provision thereto.

         "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, and its successors.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

         "Securities Custodian" means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

         "Securityholder" or "Holder" means the Person in whose name a Note is registered on the Registrar's books.

         "Shelf Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

         "Significant Subsidiary" shall have the meaning provided under Regulation S-X of the Securities Act, as in effect on the Issue Date.

         "Special Record Date" for payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.12.

         "Stated Maturity," when used with respect to any Note, means December 15, 2008.

         "Subordinated Indebtedness" means Indebtedness of the Company or a Guarantor that is subordinated in right of payment by its terms or the terms of any document or instrument relating thereto ("contractually") to the Notes or such Guarantee, as applicable, in any respect.

         "Subsidiary," with respect to any Person, means (1) a corporation a majority of whose Equity Interests with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by such Person and one or more Subsidiaries of such Person or by one or more Subsidiaries of such Person, (2) any other Person (other than a corporation) in which such Person, one or more Subsidiaries of such Person, or such Person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof has a majority ownership interest, and (3) any partnership in which such Person or a Subsidiary of such Person is, at the time, a general partner. Notwithstanding the foregoing, an Unrestricted Subsidiary shall not be a Subsidiary of the Company or of any Subsidiary of the Company. Unless the context requires otherwise, Subsidiary means each direct and indirect Subsidiary of the Company.

         "TIA" means the Trust Indenture Act of 1939, as amended, (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of the execution of this Indenture, except as provided in Section 9.3.

         "Transfer Restricted Notes" means Global Notes and Definitive Notes that bear or are required to bear the Private Placement Legend, issued under this Indenture.

         "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

         "Trust Officer" means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         "Unrestricted Definitive Note" means one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend, issued under this Indenture.

         "Unrestricted Global Note" means one or more permanent Global Notes representing a series of Notes that does not bear and is not required to bear the Private Placement Legend, issued under this Indenture.

         "Unrestricted Subsidiary" means (1) Advanced PET Imaging of Maryland, L.P., Montgomery Community Magnetic Imaging Center Limited Partnership, Tower OpenScan MRI, MRI of Kansas, Carroll County, LLC, Franklin Imaging Joint Venture, Greater Baltimore Diagnostic Imaging Partnership, MRI at St. Joseph Medical Center, LLC, Health Systems Imaging, LLC, Magnetic Imaging of Baltimore, Southeast Baptist Imaging Center, Baptist Imaging Center, Northeast Baptist MRI Center, Lexington MR, Ltd., and North Central Baptist Imaging Center, and (2) any Subsidiary of the Company that is designated as such in accordance with
Section 4.20.

         "U.S. Government Obligations" means direct non-callable obligations of, or noncallable obligations guaranteed by, the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States of America is pledged.

         "Voting Equity Interests" means Equity Interests which at the time are entitled to vote in the election of, as applicable, directors, members or partners generally.

         "Wholly Owned Subsidiary" means a Subsidiary all the Equity Interests of which (other than directors' qualifying Shares) are owned by the Company or one or more Wholly Owned Subsidiaries of the Company or a combination thereof.

SECTION 1.2. INCORPORATION BY REFERENCE OF TIA

                  Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the SEC.

                  "indenture securities" means the Notes.

                  "indenture securityholder" means a Holder or a Securityholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the indenture securities means the Company, each Guarantor and any other obligor on the Notes.

                  All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the TIA meanings assigned to them thereby.

SECTION 1.3. RULES OF CONSTRUCTION

                  Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (3) "or" is not exclusive;

                  (4) words in the singular include the plural, and words in the plural include the singular;

                  (5) provisions apply to successive events and transactions;

                  (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                  (7) references to Sections or Articles means reference to such Section or Article in this Indenture, unless stated otherwise.


                                   ARTICLE II

                                 THE SECURITIES

SECTION 2.1. FORM AND DATING

                  (a) General. The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof.

                  The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture, and the Company, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

                  (b) Global Notes. Notes issued in global form shall be substantially in the form of Exhibit A attached hereto (including the Global Note Legend thereon and the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Notes issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without the Global Note Legend thereon and without the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the Securities Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section
2.6 hereof.

                  (c) Euroclear and Clearstream Procedures Applicable. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Clearstream Banking" and "Customer Handbook" of Clearstream in effect at the relevant time shall be applicable to transfers of beneficial interests in the Regulation S Global Notes that are held by Participants through Euroclear or Clearstream.

SECTION 2.2. EXECUTION AND AUTHENTICATION

                  Two Officers shall sign the Notes for the Company by manual or facsimile signature. In the case of Definitive Notes, such signatures may be imprinted or otherwise reproduced on such Notes. If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid. A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture. The Trustee shall, upon a written order of the Company signed by an Officer (an "Authentication Order"), authenticate Notes for issuance up to the aggregate principal amount stated in such Authentication Order; provided, that Notes authenticated for issuance on the Issue Date shall not exceed $160,000,000 in aggregate principal amount. The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Company.

SECTION 2.3. REGISTRAR, PAYING AGENT AND DEPOSITARY

                  The Company shall maintain an office or agency in the Borough of Manhattan, The City of New York, where Notes may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain an entity other than the Trustee as either Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar. The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes. The Company initially appoints the Trustee to act as Registrar and Paying Agent and to act as Notes Custodian with respect to the Global Notes.

SECTION 2.4. PAYING AGENT TO HOLD MONEY IN TRUST

                  The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium or Liquidated Damages, if any, or interest on the Notes and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Notes.

SECTION 2.5. HOLDER LISTS

                  The Trustee shall preserve, in as current a form as is reasonably practicable, the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish, or shall cause the Registrar (if other than the Company) to furnish, to the Trustee at least seven Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Notes, and the Company shall otherwise comply with TIA Section 312(a).

SECTION 2.6. TRANSFER AND EXCHANGE

                  (a) Transfer and Exchange of Global Notes. A Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes will be exchanged by the Company for Definitive Notes if (i) the Company delivers to the Trustee notice from the Depositary that (x) the Depositary is unwilling or unable to continue to act as Depositary for the Global Notes and the Company thereupon fails to appoint a successor Depositary within 90 days or
(y) the Depositary is no longer a clearing agency registered under the Exchange Act, (ii) the Company, in its sole discretion, determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee or (iii) upon request of the Trustee or Holders of a majority of the aggregate principal amount of outstanding Notes if there shall have occurred and be continuing a Default or Event of Default with respect to the Notes; provided, that in no event shall the Reg S Temporary Global Note be exchanged by the Company for Definitive Notes prior to (x) the expiration of the Distribution Compliance Period and (y) the receipt by the Registrar of any certificate identified by the Company and its counsel to be required pursuant to Rule 903 or Rule 904 under the Securities Act. Upon the occurrence of any of the preceding events in (i), (ii) or (iii) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.7 and 2.10 hereof. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 2.6 or Section 2.7 or 2.10 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this Section 2.6(a), however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 2.6(b), (c) or (f) hereof.

                  (b) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (1) or (2) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                  (1) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Distribution Compliance Period, transfers of beneficial interests in the Reg S Temporary Global Note may not be made to a U.S. person (as such term is defined in Regulation S) or for the account or benefit of a U.S. person (other than an Initial Purchaser). Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.6(b)(1), but the Company or the Trustee may request an opinion of counsel.

                  (2) All Other Transfers and Exchanges of Beneficial Interests in Global Notes (including for Definitive Notes). In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.6(b)(1) above, the transferor of such beneficial interest must deliver to the Registrar either (A) (1) an order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global
         Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) an order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the

         Depositary to the Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (B)(1) above; provided, that in no event shall Definitive Notes be issued upon the transfer or exchange of beneficial interests in the Reg S Temporary Global Note prior to (x) the expiration of the Distribution Compliance Period and (y) the receipt by the Registrar of any certificates identified by the Company or its counsel to be required pursuant to Rule 903 and Rule 904 under the Securities Act. Upon consummation of an Exchange Offer by the Company in accordance with Section 2.6(f) hereof, the requirements of this Section 2.6(b)(2) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Notes. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 2.6(h) hereof.

                  (3) Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 2.6(b)(2) above and the Registrar receives the following:

                                    (A) if the transferee will take delivery in
                  the form of a beneficial interest in the 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                                    (B) if the transferee will take delivery in
                  the form of a beneficial interest in the 501 Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (3)(d) thereof; or

                                    (C) if the transferee will take delivery in
                  the form of a beneficial interest in the Reg S Temporary Global Note or the Reg S Permanent Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof.

                  (4) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in an Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global
         Note if the exchange or transfer complies with the requirements of
         Section 2.6(b)(2) above and:

                                    (A) such exchange or transfer is effected
                  pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and Section 2.6(f) hereof, and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                                    (B) such transfer is effected pursuant to
                  the Shelf Registration Statement in accordance with the Registration Rights Agreement and a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, is delivered by the transferor;

                                    (C) such transfer is effected by a
                  Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement and a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, is delivered by the transferor; or

                                    (D) the Registrar receives the following:
                  (1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or (2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and, in each such case set forth in this subparagraph (D), an Opinion of Counsel in form, and from legal counsel, reasonably acceptable to the Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.2 hereof, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above. Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

                  (c) Transfer and Exchange of Beneficial Interests for Definitive Notes. Transfer and exchange of beneficial interests in the Global Notes for Definitive Notes shall be made subject to compliance with this Section 2.6(c), and the requesting Holder shall provide any certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.6(c). Upon receipt of such applicable documentation, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Note or Unrestricted Global Note, as applicable, to be reduced accordingly pursuant to Section 2.6 (h) hereof, and the Company shall execute and, upon receipt of an Authentication Order pursuant to Section 2.2, the Trustee shall authenticate and deliver to the Person designated in the instructions a Restricted Definitive Note or an Unrestricted Definitive Note, as applicable, in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest in a Global Note pursuant to this Section 2.6(c) shall be registered in such name or names and in such authorized denomination or denominations as the Holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Definitive Notes are so registered.

                  (1) Beneficial Interests in Restricted Global Notes to Restricted Definitive Notes. If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Registrar of the following documentation:

                                    (A) if the holder of such beneficial
                  interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

                                    (B) if such beneficial interest is being
                  transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                                    (C) if such beneficial interest is being
                  transferred to a Non-U.S. Person (as such term is defined in Regulation S) in an offshore transaction in accordance with Rule 903 or Rule

                  904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                                    (D) if such beneficial interest is being
                  transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs
                  (B) and (C) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof, if applicable; or

                                    (E) if such beneficial interest is being
                  transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof.

Any Restricted Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.6(c)(1) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                  (2) Beneficial Interests in Restricted Global Notes to Unrestricted Definitive Notes. A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if:

                                    (A) such exchange or transfer is effected
                  pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and Section 2.6(f) hereof, and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                                    (B) such transfer is effected pursuant to
                  the Shelf Registration Statement in accordance with the Registration Rights Agreement and a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, is delivered by the transferor;

                                    (C) such transfer is effected by a
                  Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement and a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, is delivered by the transferor; or

                                    (D) the Registrar receives the following:
                  (1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for an Unrestricted Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or (2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and, in each such case set forth in this subparagraph
                  (D), an Opinion of Counsel in form, and from legal counsel, reasonably acceptable to the Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a Restricted Definitive Note.

                  (3) Beneficial Interests in Unrestricted Global Notes to Unrestricted Definitive Notes. If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for an Unrestricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note, then such holder shall satisfy the applicable conditions set forth in Section 2.6(b)(2) hereof. Any Unrestricted Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.6(c)(3) shall not bear the Private Placement Legend.

                  (4) Transfer or Exchange of Reg S Temporary Global Notes. Notwithstanding the other provisions of this Section 2.6, a beneficial interest in the Reg S Temporary Global Note may not be (A) exchanged for a Definitive Note prior to (x) the expiration of the Distribution Compliance Period (unless such exchange is approved by the Company, does not require an investment decision on the part of the Holder thereof and does not violate the provisions of Regulation S) and (y) the receipt by the Registrar of any certificates identified by the Company or its counsel to be required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act or (B) transferred to a Person who takes delivery thereof in the form of a Definitive Note prior to the events set forth in clause (A) above or unless the transfer is pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

                  (d) Transfer and Exchange of Definitive Notes for Beneficial Interests. Transfer and exchange of Definitive Notes for beneficial interests in the Global Notes shall be made subject to compliance with this Section 2.6(d), and the requesting Holder shall provide any certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.6(d). Upon receipt from such Holder of such applicable documentation and the surrender to the Registrar of the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar, duly executed by such Holder or by its attorney, duly authorized in writing, the Registrar shall register the transfer or exchange of the Definitive Notes. The Trustee shall cancel such Definitive Notes so surrendered and cause the aggregate principal amount of the applicable Restricted Global Note or Unrestricted Global Note, as applicable, to be increased accordingly pursuant to Section 2.6(h) hereof.

                  (1) Restricted Definitive Notes to Beneficial Interests in Restricted Global Notes. If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

                                    (A) if the Holder of such Restricted
                  Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

                                    (B) if such Restricted Definitive Note is
                  being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                                    (C) if such Restricted Definitive Note is
                  being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof; or

                                    (D) if such Restricted Definitive Note is
                  being transferred to an Institutional Accredited Investor in accordance with Regulation D under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(d) thereof;

the Trustee shall cancel the Restricted Definitive Note and increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Note, in the case of clause (B) above, the 144A Global Note, in the case of clause (C) above, the Regulation S Global Note and in the case of clause (D) above, the 501 Global Note.

                  (2) Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

                                    (A) such exchange or transfer is effected
                  pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and Section 2.6(f) hereof, and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                                    (B) such transfer is effected pursuant to
                  the Shelf Registration Statement in accordance with the Registration Rights Agreement and a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, is delivered by the transferor;

                                    (C) such transfer is effected by a
                  Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement and a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, is delivered by the transferor; or

                                    (D) the Registrar receives the following:
                  (1) if the Holder of such Restricted Definitive Notes proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or (2) if the Holder of such Restricted Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and, in each such case set forth in this subparagraph
                  (D), an Opinion of Counsel in form, and from legal counsel, reasonably acceptable to the Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (3) Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time.

If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subparagraphs (2)(B), (2)(D) or (3) of this Section 2.6(d) at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.2 hereof, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

                  (e) Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this Section 2.6(e), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. The Trustee shall cancel any such Definitive Notes so surrendered, and the Company shall execute and, upon receipt of an Authentication Order pursuant to Section 2.2, the Trustee shall authenticate and deliver to the Person designated in the instructions a Restricted Definitive Note or an Unrestricted Definitive Note, as applicable, in the appropriate principal amount. Any Definitive Note issued pursuant to this
Section 2.6(c) shall be registered in such name or names and in such authorized denomination or denominations as the Holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Definitive Notes are so registered. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.6(e).

                  (1) Restricted Definitive Notes to Restricted Definitive Notes. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Registrar receives the following:

                                    (A) if the transfer will be made to a QIB
                  pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                                    (B) if the transfer will be made pursuant to
                  Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof;

                                    (C) if such beneficial interest is being
                  transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs
                  (A) and (B) above, then the transferor must deliver a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof, if applicable; or

                                    (D) if such beneficial interest is being
                  transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof, must be delivered by the transferor.

                  (2) Restricted Definitive Notes to Unrestricted Definitive Notes. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

                                    (A) such exchange or transfer is effected
                  pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and Section 2.6(f) hereof, and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                                    (B) any such transfer is effected pursuant
                  to the Shelf Registration Statement in accordance with the Registration Rights Agreement and a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, is delivered by the transferor;

                                    (C) any such transfer is effected by a
                  Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement and a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, is delivered by the transferor; or

                                    (D) the Registrar receives the following:
                  (1) if the Holder of such Restricted Definitive Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or (2) if the Holder of such Restricted Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and, in each such case set forth in this subparagraph (D), an Opinion of Counsel in form, and from legal counsel, reasonably acceptable to the Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (3) Unrestricted Definitive Notes to Unrestricted Definitive Notes. A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

                  (f) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.2 and an Opinion of Counsel for the Company as to certain matters discussed in this
Section 2.6(f), the Trustee shall authenticate (i) one or more Unrestricted Global Notes in an aggregate principal amount equal to the sum of (A) the principal amount of the beneficial interests in the Restricted Global Notes exchanged or transferred for beneficial interests in Unrestricted Global Notes in connection with the Exchange Offer pursuant to Section 2.6(b)(4) and (B) the principal amount of Restricted Definitive Notes exchanged or transferred for beneficial interests in Unrestricted Global Notes in connection with the Exchange Offer pursuant to Section 2.6(d)(2), in each case tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not Broker-Dealers, (y) they are not participating in a distribution of the Exchange Notes and (z) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer, and (ii) Unrestricted Definitive Notes in an aggregate principal amount equal to the sum of (A) the principal amount of the Restricted Definitive Notes exchanged or transferred for Unrestricted Definitive Notes in connection with the Exchange Offer pursuant to Section 2.6(e)(2) and (B) Restricted Global Notes exchanged or transferred for Unrestricted Definitive Notes in connection with the Exchange Offer pursuant to Section 2.6(c)(2), in each case tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not Broker-Dealers, (y) they are not participating in a distribution of the Exchange Notes and (z) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cancel any Definitive Notes so surrendered and shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Company shall execute and, upon receipt of an Authentication Order pursuant to Section 2.2, the Trustee shall authenticate and deliver to the Persons designated by the Holders of Definitive Notes so accepted Definitive Notes in the appropriate principal amount.

                  The Opinion of Counsel for the Company referenced above shall state that:

                                    (A) the issuance and sale of the Exchange
                  Notes by the Company have been duly authorized and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of this Indenture and delivered in exchange for Series A Notes in accordance with this Indenture and the Exchange Offer, the Exchange Notes will be entitled to the benefits of this Indenture and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by (x) bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (y) principles of equity (regardless of whether enforceability is considered in equity or at law); and

                                    (B) when the Exchange Notes are issued and
                  executed by the Company and authenticated by the Trustee in accordance with the provisions of this Indenture and delivered in exchange for Series A Notes in accordance with this Indenture and the Exchange Offer, the Guarantees by the Guarantors endorsed thereon will be entitled to the benefits of this Indenture and will be the valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as the enforceability thereof may be limited by
                  (x) bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (y) principles of equity (regardless of whether enforceability is considered in equity or at law).

                  (g) Legends. The following legends shall appear on the face of all Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

                  (1) Private Placement Legend.

                                    (A) Except as permitted by subparagraph (B)
                  below, each Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY PRIOR TO THE DATE WHICH IS TWO YEARS (OR SUCH OTHER PERIOD THAT MAY HEREAFTER BE PROVIDED UNDER RULE 144(k) UNDER THE SECURITIES ACT AS PERMITTING RESALES OF RESTRICTED SECURITIES BY NON-AFFILIATES WITHOUT RESTRICTION) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, IN THE UNITED STATES TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE

         144A UNDER THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR
         (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN EACH OF THE FOREGOING CASES A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS OF ANY U.S. STATE OR ANY OTHER APPLICABLE JURISDICTION. THE HOLDER OF THIS SECURITY AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                                    (B) Notwithstanding the foregoing, any
                  Global Note or Definitive Note issued pursuant to subparagraphs (b)(4), (c)(2), (c)(3), (d)(2), (d)(3), (e)(2),
                  (e)(3) or (f) to this Section 2.6 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

                           (2) Global Note Legend. To the extent required by the Depositary, each Global Note shall bear legends in substantially the following forms:

         "THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.6 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.6(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO
         SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE

         TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

         "UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR TO ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

                           (3) Reg S Temporary Global Note Legend. To the extent required by the Depositary, each Reg S Temporary Global Note shall bear a legend in substantially the following form:

         "THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE CASH PAYMENTS OF INTEREST DURING THE PERIOD WHICH SUCH HOLDER HOLDS THIS NOTE. NOTHING IN THIS LEGEND SHALL BE DEEMED TO PREVENT INTEREST FROM ACCRUING ON THIS NOTE."

                  (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or cancelled in whole and not in part, each such Global Note shall be returned to or retained and cancelled by the Trustee in accordance with Section 2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement may be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement may be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

                  (i) General Provisions Relating to Transfers and Exchanges.

                  (1) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Notes and Definitive Notes upon receipt of an Authentication Order.

                  (2) No service charge shall be made to a holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.7, 4.14 and 10.1 hereof).

                  (3) The Registrar shall not be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

                  (4) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Company, evidencing the same Indebtedness, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

                  (5) The Company shall not be required (A) to issue, to register the transfer of or to exchange any Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under Section 3.3 hereof and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part or (C) to register the transfer of or to exchange a Note between a Record Date and the next succeeding Interest Payment Date.

                  (6) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

                  (7) The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.2 hereof.

                  (8) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.6 to effect a registration of transfer or exchange may be submitted by facsimile.

                  Notwithstanding anything herein to the contrary, as to any certifications and certificates delivered to the Registrar pursuant to this
Section 2.6, the Registrar's duties shall be limited to confirming that any such certifications and certificates delivered to it are in the form of Exhibits B, C and D attached hereto. The Registrar shall not be responsible for confirming the truth or accuracy of representations made in any such certifications or certificates.

SECTION 2.7. REPLACEMENT NOTES

                  If any mutilated Note is surrendered to the Trustee or the Company and the Trustee and the Company receive evidence (which evidence may be from the Trustee) to their satisfaction of the destruction, loss or theft of any Note, the Company shall issue and the Trustee, upon receipt of an Authentication Order, shall authenticate a replacement Note if the Trustee's reasonable requirements are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Company may charge for its expenses in replacing a Note. Every replacement Note is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

SECTION 2.8. OUTSTANDING NOTES

                  The Notes outstanding at any time are all the Notes authenticated by the Trustee (including any Note represented by a Global Note) except for those cancelled by it or at its direction, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions hereof, and those described in this Section as not outstanding. Except as set forth in Section 2.9 hereof, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note. If a Note is replaced pursuant to Section 2.7 hereof, such Note, together with the Guarantee of that particular Note endorsed thereon, ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser. If the principal amount of any Note is considered paid under Section 4.1 hereof, it ceases to be outstanding and interest on it ceases to accrue. If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or the maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

SECTION 2.9. TREASURY NOTES

                  In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company, or by any Affiliate of the Company, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that a Trust Officer of the Trustee actually knows are so owned shall be so disregarded.

SECTION 2.10. TEMPORARY NOTES

                  Until certificates representing Notes are ready for delivery, the Company may prepare, and the Trustee, upon receipt of an Authentication Order, shall authenticate, temporary Notes. Temporary Notes shall be substantially in the form of Definitive Notes but may have variations that the Company considers appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare, and the Trustee shall authenticate, Definitive Notes in exchange for temporary Notes. Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

SECTION 2.11. CANCELLATION

                  The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee, or, at the direction of the Trustee, the Registrar or the Paying Agent (other than the Company or an Affiliate of the Company), and no one else, shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall dispose of cancelled Notes in accordance with its procedures for the disposition of cancelled securities in effect as of the date of such disposition (subject to the record retention requirement of the Exchange Act). Certification of the disposition of all cancelled Notes shall be delivered to the Company, unless the Company directs the Trustee to deliver cancelled Notes to the Company. The Company may not issue new Notes to replace Notes that it has paid or that have been delivered to the Trustee for cancellation.

SECTION 2.12. DEFAULTED INTEREST

                  Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date, plus, to the extent lawful, any interest payable on the defaulted interest at the rate and in the manner provided in Section 4.1 hereof and in the Note (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on the relevant Record Date, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee and the Paying Agent in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Paying Agent an amount of cash equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements reasonably satisfactory to the Paying Agent for such deposit prior to the date of the proposed payment, such cash when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause (1). Thereupon the Paying Agent shall fix a "Special Record Date" for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Paying Agent of the notice of the proposed payment. The Paying Agent shall promptly notify the Company and the Trustee of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at its address as it appears in the Note register maintained by the Registrar not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the Notes (or their respective predecessor Notes) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee and the Paying Agent of the proposed payment pursuant to this clause, such manner shall be deemed practicable by the Trustee and the Paying Agent.

                  Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

SECTION 2.13. CUSIP NUMBERS

                  The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

SECTION 2.14. ISSUANCE OF ADDITIONAL NOTES

                  The company may, subject to Section 4.11 hereof and applicable law, issue Additional Notes under this Indenture. The Notes issued on the Issue Date and any additional Notes subsequently issued shall be treated as a single class for all purposes under this Indenture.

                                   ARTICLE III

                                   REDEMPTION

SECTION 3.1. OPTIONAL REDEMPTION

                  (a) Except as set forth in clause (b) of this Section 3.1, the Company shall not have the option to redeem the Notes pursuant to this Section
3.1 prior to December 15, 2005. The Notes will be redeemable for cash at the option of the Company, in whole or in part, at any time on or after December 15, 2005, upon not less than 30 days nor more than 60 days prior notice mailed by first class mail to each Holder at its last registered address, at the following redemption prices (expressed as percentages of the principal amount) if redeemed during the 12-month period commencing December 15 of the years indicated below, in each case (subject to the right of Holders of record on a Record Date to receive the corresponding interest due (and the corresponding Liquidated Damages, if any) on the corresponding Interest Payment Date that is on or prior to such Redemption Date), together with accrued and unpaid interest and Liquidated Damages, if any, thereon to the Redemption Date:



           YEAR                                                           PERCENTAGE
           ----                                                           ----------

           2005.............................................................105.250%
           2006.............................................................102.625%
           2007 and thereafter..............................................100.000%

                  (b) Notwithstanding the provisions of clause (a) of this
Section 3.1, at any time or from time to time on or prior to December 15, 2004, upon any Public Equity Offering, up to 35% of the aggregate principal amount of the Notes issued pursuant to this Indenture may be redeemed at the option of the Company within 90 days of such Public Equity Offering, on not less than 30 days, but not more than 60 days, notice to each Holder of the Notes to be redeemed, with cash from the Net Cash Proceeds of such Public Equity Offering, at a redemption price equal to 110.500% of the principal amount thereof (subject to the right of Holders of record on a Record Date to receive the corresponding interest (and the corresponding Liquidated Damages, if any) due on the Interest Payment Date that is on or prior to such Redemption Date), together with accrued and unpaid interest and Liquidated Damages, if any, thereon to the Redemption Date; provided, however, that immediately following such redemption not less than 65% of the aggregate principal amount of the Notes originally issued pursuant to this Indenture on the Issue Date remain outstanding.

                  (c) Any redemption pursuant to this Section 3.1 shall be made pursuant to the provisions of Sections 3.2 through 3.7 hereof.

SECTION 3.2. NOTICES TO TRUSTEE

                  If the Company elects to redeem Notes pursuant to Section 5 of the Notes, it shall notify the Trustee and the Paying Agent in writing of the Redemption Date and the principal amount of Notes to be redeemed and whether it wants the Paying Agent to give notice of redemption to the Holders.

                  If the Company elects to reduce the principal amount of Notes to be redeemed pursuant to Section 5 of the Notes by crediting against any such redemption Notes it has not previously delivered to the Trustee and the Paying Agent for cancellation, it shall so notify the Trustee, in the form of an Officers' Certificate, and the Paying Agent of the amount of the reduction and deliver such Notes with such notice.

                  The Company shall give each notice to the Trustee and the Paying Agent provided for in this Section 3.2 at least 15 days before the date on which the notice of redemption is to be given (unless a shorter notice shall be satisfactory to the Trustee and the Paying Agent). Any such notice may be cancelled at any time prior to notice of such redemption being mailed to any Holder and shall thereby be void and of no effect.

SECTION 3.3. SELECTION OF NOTES TO BE REDEEMED

                  If less than all of the Notes are to be redeemed at any time, the Trustee shall select the Notes or portions thereof to be redeemed among the Holders of the Notes in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not so listed, on a pro rata basis, by lot or in accordance with any other method the Trustee considers fair and appropriate.

                  The Trustee shall make the selection from the Notes outstanding and not previously called for redemption and shall promptly notify the Company and the Paying Agent in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes in denominations of $1,000 may be redeemed only in whole. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Notes that have denominations larger than $1,000. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

SECTION 3.4. NOTICE OF REDEMPTION

                  At least 30 days, but not more than 60 days, prior to the Redemption Date, the Company shall mail a notice of redemption by first class mail, postage prepaid, to the Trustee, the Paying Agent and each Holder whose Notes are to be redeemed. At the Company's request delivered at least 15 days prior to the date on which such notice is to be given (unless a shorter period shall be acceptable to the Paying Agent), the Paying Agent shall give the notice of redemption in the Company's name and at the Company's expense. Each notice for redemption shall identify the Notes to be redeemed and shall state:

                  (1) the Redemption Date;

                  (2) the Redemption Price, including accrued and unpaid interest and Liquidated Damages, if any, to be paid upon such redemption;

                  (3) the name and address of the Paying Agent;

                  (4) that Notes called for redemption must be surrendered to the Paying Agent at the address specified in such notice to collect the Redemption Price;

                  (5) that, unless (a) the Company defaults in its obligation to deposit with the Paying Agent cash which through the scheduled payment of principal and interest (and Liquidated Damages, if any) in respect thereof in accordance with their terms shall provide the amount to fund the Redemption Price in accordance with Section 3.6 hereof or (b) such redemption payment is prohibited, interest (and Liquidated Damages, if any) on Notes called for redemption ceases to accrue on and after the Redemption Date and the only remaining right of the Holders of such Notes is to receive payment of the Redemption Price, including accrued and unpaid interest (and Liquidated Damages, if any) to the Redemption Date, upon surrender to the Paying Agent of the Notes called for redemption and to be redeemed;

                  (6) if any Note is being redeemed in part, the portion of the principal amount, equal to $1,000 or any integral multiple thereof, of such Note to be redeemed and that, on and after the Redemption Date, and upon surrender of such Note, a new Note or Notes in aggregate principal amount equal to the unredeemed portion thereof shall be issued;

                  (7) if less than all the Notes are to be redeemed, the identification of the particular Notes (or portion thereof) to be redeemed, as well as the aggregate principal amount of such Notes to be redeemed and the aggregate principal amount of Notes to be outstanding after such partial redemption;

                  (8) the CUSIP number of the Notes to be redeemed; and

                  (9) that the notice is being sent pursuant to this Section 3.4 and pursuant to the optional redemption provisions of Section 5 of the Notes.

SECTION 3.5. EFFECT OF NOTICE OF REDEMPTION

                  Once notice of redemption is mailed in accordance with Section
3.4 hereof, Notes called for redemption become due and payable on the Redemption Date and at the Redemption Price, including accrued and unpaid interest (and Liquidated Damages, if any) to the Redemption Date. Upon surrender to the Trustee or Paying Agent, such Notes called for redemption shall be paid at the Redemption Price, including interest and Liquidated Damages, if any, accrued and unpaid to the Redemption Date; provided, that if the Redemption Date is on or after an interest Record Date on which the Holders of record have a right to receive the corresponding interest due, and Liquidated Damages, if any, and is on or before the associated Interest Payment Date, any accrued and unpaid interest and Liquidated Damages, if any, due on such Interest Payment Date shall be paid to the Person in whose name a Note is registered at the close of business on such Record Date on the corresponding Interest Payment Date; and provided, further, that if a Redemption Date is a Legal Holiday, payment shall be made on the next succeeding Business Day and no interest shall accrue for the period from such Redemption Date to such succeeding Business Day.

SECTION 3.6. DEPOSIT OF REDEMPTION PRICE

                  On or prior to the Redemption Date, the Company shall deposit with the Paying Agent (other than the Company or an Affiliate of the Company) cash sufficient to pay the Redemption Price of all Notes to be redeemed on such Redemption Date (other than Notes or portions thereof called for redemption on that date that have been delivered by the Company to the Trustee for cancellation). The Paying Agent shall promptly return to the Company any cash so deposited which is not required for that purpose upon the written request of the Company.

                  If the Company complies with the preceding paragraph and payment of the Notes called for redemption is not prohibited for any reason, interest (and Liquidated Damages, if any) on the Notes to be redeemed shall cease to accrue on the applicable Redemption Date, whether or not such Notes are presented for payment. Notwithstanding anything herein to the contrary, if any Note surrendered for redemption in the manner provided in the Notes shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall (and Liquidated Damages, if any) continue to accrue and be paid from the Redemption Date until such payment is made on the unpaid principal, and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate and in the manner provided in Section 4.1 hereof and the Note.

SECTION 3.7. NOTES REDEEMED IN PART

                  Upon surrender of a Note that is to be redeemed in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, without service charge to the Holder, a new Note or Notes equal in principal amount to the unredeemed portion of the Note surrendered.

SECTION 3.8. NO MANDATORY REDEMPTION

                  The Company shall not be required to make mandatory redemption payments with respect to the Notes. The Notes shall not have the benefit of any sinking fund.


                                   ARTICLE IV

                                    COVENANTS

SECTION 4.1. PAYMENT OF NOTES

                  The Company shall pay the principal of and interest (and Liquidated Damages, if any) on the Notes on the dates and in the manner provided herein and in the Notes. An installment of principal of or interest (or Liquidated Damages, if any) on the Notes shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or an Affiliate of the Company) holds for the benefit of the Holders (on or before 11:00 a.m. New York City time to the extent necessary to provide the funds to the Depositary in accordance with the Depositary's procedures) on that date cash deposited and designated for and sufficient to pay the installment.

                  The Company shall pay interest on overdue principal and on overdue installments of interest (and Liquidated Damages, if any) at the rate specified in the Notes compounded semi- annually, to the extent lawful.

SECTION 4.2. MAINTENANCE OF OFFICE OR AGENCY

                  The Company and the Guarantors shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company and the Guarantors in respect of the Notes and this Indenture may be served. The Company and the Guarantors shall give prompt written notice to the Trustee and the Paying Agent of the location, and any change in the location, of such office or agency. If at any time the Company and the Guarantors shall fail to maintain any such required office or agency or shall fail to furnish the Trustee and the Paying Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 12.2 hereof.

                  The Company and the Guarantors may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company and the Guarantors of their obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company and the Guarantors shall give prompt written notice to the Trustee and the Paying Agent of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby initially designates the Corporate Trust Office of the Trustee as such office.

SECTION 4.3. LIMITATION ON RESTRICTED PAYMENTS

         The Company and the Guarantors shall not, and neither the Company nor the Guarantors shall permit any of their respective Subsidiaries to, directly or indirectly, make any Restricted Payment if, after giving effect to such Restricted Payment on a pro forma basis:

                  (1) a Default or an Event of Default shall have occurred and be continuing;

                  (2) the Company is not permitted to incur at least $1.00 of additional Indebtedness pursuant to the Debt Incurrence Ratio; or

                  (3) the aggregate amount of all Restricted Payments made by the Company and its Subsidiaries, including after giving effect to such proposed Restricted Payment, on and after the Issue Date, would exceed, without duplication, the sum of:

                           (a) 50% of the Company's aggregate Consolidated Net
                  Income for the period (taken as one accounting period), commencing on the first day of the first full fiscal quarter commencing after the Issue Date, to and including the last day of the fiscal quarter ended immediately prior to the date of each such calculation for which the Company's consolidated financial statements are required to be delivered to the Trustee or, if sooner, filed with the SEC (or, in the event Consolidated Net Income for such period is a deficit, then minus 100% of such deficit); plus

                           (b) the aggregate Net Cash Proceeds received by the
                  Company from the issuance or sale of its Qualified Capital Stock (other than (i) to one of the Company's Subsidiaries and (ii) to the extent applied in connection with a Qualified Exchange or, to avoid duplication, otherwise given credit for in any provision of paragraph (c) below), after the Issue Date; plus

                           (c) except in each case, in order to avoid
                  duplication, to the extent any such payment or proceeds have been included in the calculation of Consolidated Net Income, an amount equal to the net reduction in Investments (other than returns of or from Permitted Investments) in any Person resulting from cash distributions on or cash repayments of any Investments, including payments of interest on Indebtedness, dividends, repayments of loans or advances, or other distributions or other transfers of assets, in each case to the Company or any Subsidiary or from the Net Cash Proceeds from the sale of any such Investment or from redesignations of Unrestricted Subsidiaries as Subsidiaries (valued in each case as provided in the definition of "Investments"), not to exceed, in each case, the amount of Investments previously made by the Company or any Subsidiary in such Person, including, if applicable, such Unrestricted Subsidiary, less the cost of disposition.

         The foregoing clauses (2) and (3) of the immediately preceding paragraph, however, shall not prohibit:

                  (u) repurchases of Capital Stock from the Company's employees or directors (or their heirs or estates) or employees or directors (or their heirs or estates) of its Subsidiaries upon the death, disability or termination of employment in an aggregate amount to all employees or directors (or their heirs or estates) not to exceed in the aggregate $1,000,000 per calendar year;

                  (v) Restricted Payments in an aggregate amount not to exceed $5,000,000,

and the provisions of the immediately preceding paragraph shall not prohibit:

                  (w) any dividend, distribution or other payments by any of the Company's Subsidiaries on its Equity Interests that is paid pro rata to all holders of such Equity Interests;

                  (x) a Qualified Exchange;

                  (y) the payment of any dividend on Qualified Capital Stock within 60 days after the date of its declaration if such dividend could have been made on the date of such declaration in compliance with the foregoing provisions; or

                  (z) in the event of a Change of Control that also constitutes a "Change of Control" as defined in the Convertible Note, the prepayment or redemption of the Convertible Note in accordance with
         Section 4 thereof (Mandatory Prepayment/Redemption) as in effect on the Issue Date; provided, that no such prepayment or redemption may be made under this clause (z) until the Company has made a Change of Control Offer in accordance with Section 10.1 and any Notes tendered pursuant thereto have been purchased in accordance therewith on or prior to the Change of Control Purchase Date; and provided further, that the Company shall include in the Change of Control Offer notice delivered to Holders a statement that the Company will prepay or redeem the Convertible Note upon the completion of the Change of Control Offer in accordance with this clause (z).

         The full amount of any Restricted Payment made pursuant to the foregoing clauses (u), (w) (to avoid duplication, exclusive of amounts that reduced Consolidated Net Income), (y) and (z) (but not pursuant to clause (v) or
(x)) of the immediately preceding sentence, however, will be counted as Restricted Payments made for purposes of the calculation of the aggregate amount of Restricted Payments available to be made referred to in clause (3) of the first paragraph of this Section 4.3.

         For purposes of this Section 4.3, the amount of any Restricted Payment made or returned, if other than in cash, shall be the fair market value thereof, as determined in the good faith reasonable judgment of the Company's Board of Directors, unless stated otherwise, at the time made or returned, as applicable. Additionally, on the date of each Restricted Payment, the Company shall deliver an Officers' Certificate to the Trustee describing in reasonable detail the nature of such Restricted Payment in excess of $10,000,000 that is not a Restricted Investment, stating the amount of such Restricted Payment, stating in reasonable detail the provisions of this Indenture pursuant to which such Restricted Payment was made and certifying that such Restricted Payment was made in compliance with the terms of this Indenture.

SECTION 4.4. CORPORATE AND PARTNERSHIP EXISTENCE

                  Except as otherwise permitted by Article V, Section 4.14 or
Section 11.4, the Company and the Guarantors shall do or cause to be done all things necessary to preserve and keep in full force and effect their respective corporate, partnership or other organizational existence, as the case may be, and the corporate, partnership or other organizational existence, as the case may be, of each of their Subsidiaries in accordance with the respective organizational documents of each of them and the material rights (charter and statutory) and material corporate franchises of the Company, the Guarantors and each of their respective Subsidiaries; provided, however, that neither the Company nor any Guarantor shall be required to preserve, with respect to themselves, any right or franchise, and with respect to any of their respective Subsidiaries, any such existence, right or franchise, if (a) the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and (b) the loss thereof is not adverse in any material respect to the Holders.

SECTION 4.5. PAYMENT OF TAXES AND OTHER CLAIMS

                  The Company and the Guarantors shall, and each of the Company and the Guarantors shall cause each of their Subsidiaries to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon the Company, any Guarantor or any of their Subsidiaries or any of their respective properties and assets and (b) all material lawful claims, whether for labor, materials, supplies or services, which have become due and payable and which by law have or may become a Lien upon the property and assets of the Company, any Guarantor or any of their Subsidiaries; provided, however, that neither the Company nor any Guarantor shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which disputed amounts adequate reserves have been established in accordance with GAAP.

SECTION 4.6. MAINTENANCE OF PROPERTIES AND INSURANCE

                  The Company and the Guarantors shall cause all material properties used or useful in the conduct of their business and the business of each of their Subsidiaries to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in their reasonable judgment may be necessary, so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section 4.6 shall prevent the Company or any Guarantor from discontinuing any operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is (a)(i) in the judgment of the Board of Directors of the Company, desirable in the conduct of the business of the Company and (ii) not adverse in any material respect to the Holders or (b) otherwise permitted under Section 4.14.

                  The Company and the Guarantors shall provide, or cause to be provided, for themselves and each of their Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the reasonable, good faith opinion of the Board of Directors of the Company, is adequate and appropriate for the conduct of the business of the Company, the Guarantors and such Subsidiaries in a prudent manner, with (except for self-insurance) reputable insurers or with the government of the United States of America or an agency or instrumentality thereof, in such amounts, with such deductibles, and by such methods as shall be customary, in the reasonable, good faith opinion of the Company and adequate and appropriate for the conduct of the business of the Company, the Guarantors and such Subsidiaries in a prudent manner for entities similarly situated in the industry.

SECTION 4.7. COMPLIANCE CERTIFICATE; NOTICE OF DEFAULT

                  (a) The Company shall deliver to the Trustee within 120 days after the end of its fiscal year an Officers' Certificate, one of the signers of which shall be the principal executive, principal financial or principal accounting officer of the Company, complying with TIA 314(a)(4) and stating that a review of its activities and the activities of its Subsidiaries, if any, during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture (without regard to notice requirements or grace periods) and further stating, as to each such Officer signing such certificate, whether or not the signer knows of any failure by the Company, any Guarantor or any Subsidiary of the Company to comply with any conditions or covenants in this Indenture and, if such signer does know of such a failure to comply, the certificate shall describe such failure with particularity. The Officers' Certificate shall also notify the Trustee should the relevant fiscal year end on any date other than the current fiscal year end date.

                  (b) The Company shall, so long as any of the Notes are outstanding, deliver to the Trustee, promptly upon becoming aware of any Default or Event of Default, an Officers'

Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto. The Trustee shall not be deemed to have knowledge of any Default, any Event of Default or any such fact unless one of its Trust Officers receives written notice thereof from the Company or any of the Holders.

SECTION 4.8. REPORTS

                  Whether or not the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall furnish to the Trustee and deliver or cause to be delivered, to each Holder and to prospective purchasers of Notes identified to the Company by an Initial Purchaser, within 5 days after the Company is or would have been (if it were subject to such reporting obligations) required to file such with the SEC, annual and quarterly financial statements substantially equivalent to financial statements that would have been included in reports filed with the SEC, if the Company were subject to the requirements of Section 13 or 15(d) of the Exchange Act, including, with respect to annual information only, a report thereon by the Company's certified independent public accountants as such would be required in such reports to the SEC, and, in each case, together with a management's discussion and analysis of financial condition and results of operations which would be so required and, unless the SEC will not accept such reports, file with the SEC the annual, quarterly and other reports which the Company is or would have been required to file with the SEC.

                  Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                  For so long as any Transfer Restricted Notes remain outstanding, the Company shall make available (which shall include filings by EDGAR) to all Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

SECTION 4.9. LIMITATION ON STATUS AS INVESTMENT COMPANY

                  Neither the Company nor any of its Subsidiaries shall become required to register as an "investment company" (as that term is defined in the Investment Company Act of 1940, as amended), or from otherwise becoming subject to regulation under the Investment Company Act.

SECTION 4.10. LIMITATION ON TRANSACTIONS WITH AFFILIATES

                  Neither the Company nor any of its Subsidiaries shall on or after the Issue Date enter into or suffer to exist any contract, agreement, arrangement or transaction with any Affiliate (an "Affiliate Transaction"), or any series of related Affiliate Transactions (other than

Exempted Affiliate Transactions), (1) unless it is determined that the terms of such Affiliate Transaction are fair and reasonable to the Company, and no less favorable to the Company than could have been obtained in an arm's length transaction with a non-Affiliate, and (2) if involving consideration to either party in excess of $2,000,000, unless such Affiliate Transaction(s) has been approved by a majority of the members of the Company's Board of Directors that are disinterested in such transaction, if there are any directors who are so disinterested, and (3) if involving consideration to either party in excess of $10,000,000, or $2,000,000 if there are no disinterested directors for such transaction, unless, in addition the Company, prior to the consummation thereof, obtains a written favorable opinion as to the fairness of such transaction to the Company from a financial point of view from an independent investment banking firm of national reputation in the United States or, if pertaining to a matter for which such investment banking firms do not customarily render such opinions, an accounting, appraisal or valuation firm of national reputation in the United States. Within 5 days of any Affiliate Transaction(s) involving consideration to either party of $2,000,000 or more, the Company shall deliver to the Trustee an Officers' Certificate addressed to the Trustee certifying that such Affiliate Transaction (or Transactions) complied with clause (1), (2), and
(3), of this Section 4.10, as applicable.

SECTION 4.11. LIMITATION ON INCURRENCE OF ADDITIONAL INDEBTEDNESS

                  Except as set forth in this Section 4.11, the Company and the Guarantors shall not, and neither the Company nor the Guarantors shall permit any of their respective Subsidiaries to, directly or indirectly, issue, assume, guarantee, incur, become directly or indirectly liable with respect to (including as a result of an Acquisition), or otherwise become responsible for, contingently or otherwise (individually and collectively, to "incur" or, as appropriate, an "incurrence"), any Indebtedness (including Disqualified Capital Stock and Acquired Indebtedness), other than Permitted Indebtedness.

                  Notwithstanding the foregoing if:

                  (1) no Default or Event of Default shall have occurred and be continuing at the time of, or would occur after giving effect on a pro forma basis to, such incurrence of Indebtedness and

                  (2) on the date of such incurrence (the "Incurrence Date"), the Company's Consolidated Coverage Ratio for the Reference Period immediately preceding the Incurrence Date, after giving effect on a pro forma basis to such incurrence of such Indebtedness and, to the extent set forth in the definition of Consolidated Coverage Ratio, the use of proceeds thereof, would be at least (x) 2.5 to 1.0, if such incurrence occurs prior to January 1, 2004, and (y) 2.75 to 1.0, if the incurrence occurs on or after January 1, 2004 (the "Debt Incurrence Ratio"), then the Company and the Guarantors may incur such Indebtedness (including Disqualified Capital Stock).

                  In addition, the foregoing limitations of the first paragraph of this Section 4.11 will not prohibit:

                  (a) the Company's incurrence or the incurrence by any Guarantor of Purchase Money Indebtedness; provided, that

                           (1) the aggregate amount of such Indebtedness
                  incurred and outstanding at any time pursuant to this paragraph (a) (plus any Refinancing Indebtedness issued to retire, defease, refinance, replace or refund such Indebtedness) shall not exceed $10,000,000; and

                           (2) in each case, such Indebtedness shall not
                  constitute more than 100% of the Company's cost or the cost to such Guarantor (determined in accordance with GAAP), as applicable, of the property so purchased, constructed, improved or leased;

                  (b) if no Event of Default shall have occurred and be continuing, the Company's incurrence or the incurrence by any Guarantor of Indebtedness in an aggregate amount incurred and outstanding at any time pursuant to this paragraph (b) (plus any Refinancing Indebtedness incurred to retire, defease, refinance, replace or refund such Indebtedness) of up to $17,500,000; and

                  (c) the Company's incurrence or the incurrence by any Guarantor of Indebtedness pursuant to the Credit Agreement in an aggregate amount incurred and outstanding at any time pursuant to this paragraph (c) (plus any Refinancing Indebtedness incurred to retire, defease, refinance, replace or refund such Indebtedness) of up to $35,000,000, minus the amount of any such Indebtedness (1) retired with the Net Cash Proceeds from any Asset Sale applied to permanently reduce the outstanding amounts or the commitments with respect to such Indebtedness pursuant to clause (b) of the second paragraph of Section 4.14 or (2) assumed by a transferee in an Asset Sale so long as neither the Company nor such Guarantor continues to be an obligor under such Indebtedness.

         Indebtedness (including Disqualified Capital Stock) of any Person which is outstanding at the time such Person becomes one of the Company's Subsidiaries (including upon designation of any subsidiary or other Person as a Subsidiary) or is merged with or into or consolidated with the Company or one of the Company's Subsidiaries shall be deemed to have been incurred at the time such Person becomes or is designated one of the Company's Subsidiaries or is merged with or into or consolidated with the Company or one of the Company's Subsidiaries as applicable.

         Notwithstanding any other provision of this Section 4.11, but only to avoid duplication, a guarantee of the Company's Indebtedness or of the Indebtedness of another Guarantor incurred in accordance with the terms of this Indenture issued at the time such Indebtedness was incurred or if later at the time the guarantor thereof became one of the Company's Subsidiaries will not constitute a separate incurrence, or amount outstanding, of Indebtedness. Upon each incurrence the Company may designate pursuant to which provision of this
Section 4.11 such Indebtedness is being incurred and the Company may subdivide an amount of Indebtedness and designate more than one provision pursuant to which such amount of Indebtedness is being incurred and such Indebtedness shall not be deemed to have been incurred or outstanding under any other provision of this Section 4.11, except as stated otherwise in the foregoing provisions.

SECTION 4.12. LIMITATIONS ON DIVIDENDS AND OTHER PAYMENT RESTRICTIONS AFFECTING
              SUBSIDIARIES

                  The Company and the Guarantors shall not, and neither the Company nor the Guarantors shall permit any of their respective Subsidiaries to, directly or indirectly, create, assume or suffer to exist any consensual restriction on the ability of any Subsidiary of the Company to pay dividends or make other distributions to or on behalf of, or to pay any obligation to or on behalf of, or otherwise to transfer assets or property to or on behalf of, or to make or pay loans or advances to or on behalf of, the Company or any of its Subsidiaries, except:

                  (1) restrictions imposed by the Notes or this Indenture or by the Company's other Indebtedness (which may also be guaranteed by the Guarantors); provided, that such restrictions are not materially more restrictive than those imposed by this Indenture and the Notes;

                  (2) restrictions imposed by applicable law;

                  (3) existing restrictions under Existing Indebtedness;

                  (4) restrictions under any Acquired Indebtedness not incurred in violation of this Indenture or any agreement (including any Equity Interest) relating to any property, asset, or business acquired by the Company or any of its Subsidiaries, which restrictions in each case existed at the time of acquisition, were not put in place in connection with or in anticipation of such acquisition and are not applicable to any Person, other than the Person acquired, or to any property, asset or business, other than the property, assets and business so acquired;

                  (5) any restriction imposed by Indebtedness incurred under the Credit Agreement pursuant to clause (c) of Section 4.11; provided, that such restriction or requirement is no more restrictive than that imposed by the Credit Agreement as of the Issue Date;

                  (6) restrictions with respect solely to any of the Company's Subsidiaries imposed pursuant to a binding agreement which has been entered into for the sale or disposition of all of the Equity Interests or assets of such Subsidiary; provided, that such restrictions apply solely to the Equity Interests or assets of such Subsidiary which are being sold;

                  (7) restrictions on transfer contained in Purchase Money Indebtedness incurred pursuant to clause (a) of Section 4.11; provided, that such restrictions relate only to the transfer of the property acquired with the proceeds of such Purchase Money Indebtedness;

                  (8) in connection with and pursuant to permitted Refinancings, replacements of restrictions imposed pursuant to clauses (1), (3), (4) or (7) or this clause (8) of this paragraph that are not materially more restrictive than those being replaced and do not apply to any other Person or assets than those that would have been covered by the restrictions in the Indebtedness so refinanced; and

                  (9) customary provisions in partnership agreements, limited liability company organizational governance documents, joint venture agreements and other similar agreements entered into in the ordinary course of business that restrict the transfer of ownership interests in such partnership, limited liability company, joint venture or similar Person.

         Notwithstanding the foregoing, (a) customary provisions restricting subletting or assignment of any lease entered into in the ordinary course of business, consistent with industry practice and (b) any asset subject to a Lien which is not prohibited to exist with respect to such asset pursuant to the terms of this Indenture may be subject to customary restrictions on the transfer or disposition thereof pursuant to such Lien.

SECTION 4.13. LIMITATIONS ON LAYERING INDEBTEDNESS

                  The Company and the Guarantors shall not, and neither the Company nor the Guarantors shall permit any of their respective Subsidiaries to, directly or indirectly, incur any Indebtedness that is contractually subordinate to any of the Company's other Indebtedness or the other Indebtedness of any Guarantor unless, by its terms, such Indebtedness is made at least as contractually subordinate to the Notes or the Guarantees, as applicable.

SECTION 4.14. LIMITATION ON SALES OF ASSETS AND SUBSIDIARY STOCK

                  The Company and the Guarantors shall not, and neither the Company nor the Guarantors shall permit any of their respective Subsidiaries to, in one or a series of related transactions, convey, sell, transfer, assign or otherwise dispose of, directly or indirectly, any of their property, business or assets, including by merger or consolidation (in the case of a Guarantor or one of the Company's Subsidiaries), and including any sale or other transfer or issuance of any Equity Interests of any of the Company's Subsidiaries, whether by the Company or one of its Subsidiaries or through the issuance, sale or transfer of Equity Interests by one of the Company's Subsidiaries and including any sale and leaseback transaction (any of the foregoing, an "Asset Sale"), unless:

                  (1) at least 75% of the total consideration for such Asset Sale or series of related Asset Sales consists of cash or Cash Equivalents; and

                  (2) the Company receives or such Subsidiary receives, as applicable, fair market value for such Asset Sale, such determination to be made in good faith by the Company's Board of Directors for Asset Sales exceeding $2,000,000.

Solely for purposes of (1) above, (a) any Indebtedness (other than Subordinated Indebtedness) of the Company or such Subsidiary that is expressly assumed by the transferee in such Asset Sale and with respect to which the Company is and its Subsidiaries are fully and unconditionally released from any and all obligations in connection therewith, (b) property that within 30 days of such Asset Sale is converted into cash or Cash Equivalents; provided, that such cash and Cash Equivalents shall be treated as Net Cash Proceeds attributable to the original Asset Sale for which such property was received, and (c) the fair market value, as determined in good faith by the Board of Directors, of any asset (other than securities) received by the Company or any Subsidiary that, in the good faith reasonable judgment of the Company's Board of Directors, will immediately constitute or be a part of a Related Business shall be deemed to be cash or Cash Equivalents.

         Within 360 days following such Asset Sale, the Net Cash Proceeds therefrom are:

                  (a) invested in fixed assets and property (other than notes, bonds, obligations and other securities, except in connection with the acquisition of a Guarantor in a Related Business) that in the good faith reasonable judgment of the Company's Board of Directors will immediately constitute or be a part of a Related Business of the Company or such Subsidiary (if it continues to be a Subsidiary) immediately following such transaction; or

                  (b) used to retire Purchase Money Indebtedness secured by the asset that was the subject of the Asset Sale or to permanently reduce the amount of Indebtedness outstanding under the Credit Agreement; or

                  (c) applied to the optional redemption of the Notes in accordance with the terms of this Indenture and the Company's other Indebtedness ranking on a parity with the Notes and with similar provisions requiring the Company to redeem such Indebtedness with the proceeds from such Asset Sale, pro rata in proportion to the respective principal amounts (or accreted values in the case of Indebtedness issued with an original issue discount) of the Notes and such other Indebtedness then outstanding.




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





Pending the final application of any Net Cash Proceeds, the Company may temporarily reduce revolving credit borrowings or otherwise invest the Net Cash Proceeds in any manner that is not prohibited by this Indenture.

                  The accumulated Net Cash Proceeds from Asset Sales not applied as set forth in (a), (b) or (c) of the preceding paragraph shall constitute "Excess Proceeds". Within 30 days after the date that the amount of Excess Proceeds exceeds $10,000,000, the Company shall apply the Excess Proceeds (the "Asset Sale Offer Amount") to the repurchase of the Notes and such other Indebtedness ranking on a parity with the Notes and with similar provisions requiring the Company to make an offer to purchase such Indebtedness with the proceeds from such Asset Sale pursuant to a cash offer (subject only to conditions required by applicable law, if any) (pro rata in proportion to the respective principal amounts (or accreted values in the case of Indebtedness issued with an original issue discount) of the Notes and such other Indebtedness then outstanding) (the "Asset Sale Offer") at a purchase price of 100% of the principal amount (or accreted value in the case of Indebtedness issued with an original issue discount) (the "Asset Sale Offer Price") together with accrued and unpaid interest and Liquidated Damages, if any, to the date of payment. Each Asset Sale Offer shall remain open for 20 Business Days following its commencement (the "Asset Sale Offer Period").

                  Upon expiration of the Asset Sale Offer Period, the Company shall apply the Asset Sale Offer Amount plus an amount equal to accrued and unpaid interest and Liquidated Damages, if any, to the purchase of all Indebtedness properly tendered in accordance with the provisions hereof (on a pro rata basis if the Asset Sale Offer Amount is insufficient to purchase all Indebtedness so tendered) at the Asset Sale Offer Price (together with accrued interest and Liquidated Damages, if any). To the extent that the aggregate amount of Notes and such other pari passu Indebtedness tendered pursuant to an Asset Sale Offer is less than the Asset Sale Offer Amount, the Company may use any remaining Net Cash Proceeds as otherwise permitted by this Indenture (other than for making Restricted Payments that are not Investments) and following the consummation of each Asset Sale Offer the Excess Proceeds amount shall be reset to zero.

         Notwithstanding, and without complying with, the provisions of this
Section 4.14:

                  (1) the Company may and its Subsidiaries may, in the ordinary course of business, (a) convey, sell, transfer, assign or otherwise dispose of inventory and other assets acquired and held for resale in the ordinary course of business and (b) liquidate Cash Equivalents;

                  (2) the Company may and its Subsidiaries may convey, sell, transfer, assign or otherwise dispose of assets pursuant to and in accordance with Article V;

                  (3) the Company may and its Subsidiaries may sell or dispose of damaged, worn out or other obsolete personal property in the ordinary course of business so long as such property is no longer necessary for the proper conduct of the Company's business or the business of such Subsidiary, as applicable;

                  (4) the Guarantors may convey, sell, transfer, assign or otherwise dispose of assets to the Company or any Guarantor;

                  (5) the Company may and its Subsidiaries may convey, sell, transfer, assign, or otherwise dispose of assets (or related assets or in related transactions) with a fair market value of less than $250,000;

                  (6) the Company may and each of its Subsidiaries may surrender or waive contract rights or settle, release or surrender contract, tort or other litigation claims in the ordinary course of business or grant (or permit realization of) Liens not prohibited by this Indenture;

                  (7) the Company may and the Company's Subsidiaries may make Permitted Investments (excluding clause (o) in the definition thereof) and Restricted Investments under Section 4.3; and

                  (8) the Company may and the Company's Subsidiaries may exchange assets held by the Company or such Subsidiaries for assets held by any Person or entity; provided, that (a) the assets received by the Company or such Subsidiaries in any such exchange in the good faith reasonable judgment of the Company's Board of Directors will immediately constitute, be a part of, or be used in, a Related Business of the Company or such Subsidiaries, (b) the Company's Board of Directors has determined that the terms of any exchange are fair and reasonable, (c) any such exchange shall be deemed to be an Asset Sale to the extent that the Company or any of the Company's Subsidiaries receives cash or Cash Equivalents in such exchange, and (d) that, in the case of a transaction exceeding $10,000,000 of consideration to any party thereto, the Company shall have obtained a favorable written opinion by an independent financial advisor of national reputation in the United States as to the fairness from a financial point of view to the Company or such Subsidiary of the proposed transaction.

                  In addition to the foregoing and notwithstanding anything herein to the contrary, (A) the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly make any Asset Sale of any of the Equity Interests of any of the Company's Subsidiaries (other than to the Company or to a Guarantor) except (i) pursuant to an Asset Sale of all the Equity Interests of such Subsidiary, (ii) for an Asset Sale of Equity Interests with no preferences or special rights or privileges and with no redemption or prepayment provisions, provided, that after such sale the Company or the Company's Subsidiaries own a majority of the voting and economic Equity Interests of such Subsidiary, (iii) to the extent such shares represent directors' qualifying shares or shares required by applicable law to be held by a Person other than the Company or a Wholly Owned Subsidiary of the Company, and (B) in the event of the transfer of substantially all (but not all) of the assets of the Company and its Subsidiaries as an entirety to a Person in a transaction covered by and effected in accordance with Article V, the successor corporation shall be deemed to have sold for cash at fair market value the assets of the Company and its Subsidiaries not so transferred for purposes of this Section 4.14, and shall comply with the provisions of this section with respect to such deemed sale as if it were an Asset Sale (with such fair market value being deemed to be Net Cash Proceeds for such purpose).

                  Any Asset Sale Offer shall be made in compliance with all applicable laws, rules, and regulations, including, if applicable, Regulation 14E of the Exchange Act and the rules and regulations thereunder and all other applicable Federal and state securities laws. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this
Section 4.14, the Company's compliance or the compliance of any of the Company's Subsidiaries with such laws and regulations shall not in and of itself cause a breach of the Company's obligations under this Section 4.14.

                  If the payment date in connection with an Asset Sale Offer hereunder is on or after an interest payment Record Date and on or before the associated Interest Payment Date, any accrued and unpaid interest (and Liquidated Damages, if any, due on such Interest Payment Date) will be paid to the Person in whose name a Note is registered at the close of business on such Record Date.

                  Notice of an Asset Sale Offer shall be sent, on or prior to the commencement of the Asset Sale Offer, by first-class mail, by the Company to each Holder at its registered address, with a copy to the Trustee. The notice to the Holders shall contain all information, instructions and materials required by applicable law or otherwise material to such Holders' decision to tender Notes pursuant to the Asset Sale Offer. The notice, which (to the extent consistent with this Indenture) shall govern the terms of an Asset Sale Offer, shall state:

                  (1) that the Asset Sale Offer is being made pursuant to such notice and this Section 4.14;

                  (2) the Asset Sale Offer Amount, the Asset Sale Offer Price (including the amount of accrued but unpaid interest (and Liquidated Damages, if any)), and the date of purchase;

                  (3) that any Note or portion thereof not tendered or accepted for payment will continue to accrue interest (and Liquidated Damages, if any) if interest (and Liquidated Damages, if any) is then accruing;

                  (4) that, unless the Company defaults in depositing cash with the Paying Agent (which may not for purposes of this Section 4.14, notwithstanding anything in this Indenture to the contrary, be the Company or any Affiliate of the Company) in accordance with the last paragraph of this Section 4.14, any Note, or portion thereof, accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest (and Liquidated Damages, if any) after the payment date in connection with an Asset Sale;



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





                  (5) that Holders electing to have a Note, or portion thereof, purchased pursuant to an Asset Sale Offer will be required to surrender their Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Paying Agent (which may not for purposes of this Section 4.14, notwithstanding any other provision of this Indenture, be the Company or any Affiliate of the Company) at the address specified in the notice;

                  (6) that Holders will be entitled to withdraw their elections, in whole or in part, if the Paying Agent receives, prior to the expiration of the Asset Sale Offer, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Notes the Holder is withdrawing and a statement containing a facsimile signature and stating that such Holder is withdrawing his election to have such principal amount of the Notes purchased;

                  (7) that if Indebtedness in an aggregate principal amount in excess of the aggregate principal amount of Notes to be acquired pursuant to the Asset Sale Offer is tendered and not withdrawn, the Company shall purchase such Indebtedness on a pro rata basis in proportion to the respective principal amounts (or accreted values in the case of Indebtedness issued with an original issue discount) thereof (with such adjustments as may be deemed appropriate by the Company so that only Notes in denominations of $1,000 or integral multiples of $1,000 shall be acquired);

                  (8) that Holders whose Notes were purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered; and

                  (9) the circumstances and relevant facts regarding such Asset Sale.

                  On or before the date of purchase, the Company shall (i) accept for payment Notes or portions thereof properly tendered pursuant to the Asset Sale Offer (on a pro rata basis if required pursuant to paragraph (7) above), (ii) deposit with the Paying Agent cash sufficient to pay the Asset Sale Offer Price for all Notes or portions thereof so accepted and (iii) deliver to the Trustee Notes so accepted together with an Officers' Certificate setting forth the Notes or portions thereof being purchased by the Company. The Paying Agent shall promptly mail or deliver to Holders of Notes so accepted payment in an amount equal to the Asset Sale Offer Price for such Notes, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Note equal in principal amount to any unpurchased portion of the Note surrendered. Any Notes not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof.

SECTION 4.15. WAIVER OF STAY, EXTENSION OR USURY LAWS

                  Each of the Company and the Guarantors covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever



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





claim or take the benefit or advantage of, any stay or extension law or any usury law or other law which would prohibit or forgive the Company or any Guarantor from paying all or any portion of the principal of, premium of, or interest (or Liquidated Damages, if any) on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) each of the Company and the Guarantors hereby expressly waives all benefit or advantage of any such law and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 4.16. LIMITATION ON LIENS SECURING INDEBTEDNESS

                  The Company and the Guarantors shall not, and neither the Company nor the Guarantors shall permit any of their respective Subsidiaries to, create, incur, assume or suffer to exist any Lien of any kind, other than Permitted Liens, upon any of their respective assets now owned or acquired on or after the date of this Indenture or upon any income or profits therefrom, unless the Company provides, and causes its Subsidiaries to provide, concurrently therewith, that the Notes and the applicable Guarantees are equally and ratably so secured; provided, that if such Indebtedness is Subordinated Indebtedness, the Lien securing such Subordinated Indebtedness shall be contractually subordinate and junior to the Lien securing the Notes (and any related applicable Guarantees) with the same relative priority as such Subordinated Indebtedness shall have with respect to the Notes (and any related applicable Guarantees).

SECTION 4.17. LIMITATIONS ON LINES OF BUSINESS

                  Neither the Company nor any of its Subsidiaries shall directly or indirectly engage to any substantial extent in any line or lines of business activity other than that which, in the reasonable good faith judgment of the Company's Board of Directors, is a Related Business.

SECTION 4.18. SALE AND LEASEBACK TRANSACTIONS

                  The Company will not, and will not permit any of its Subsidiaries to, enter into any sale and leaseback transaction; provided that the Company and its Subsidiaries may enter into a sale and leaseback transaction if:

                  (1) the Company or such Subsidiary could have (a) incurred Indebtedness in an amount equal to the Attributable Indebtedness relating to such sale and leaseback transaction under the Debt Incurrence Ratio in the second paragraph of Section 4.11 and (b) incurred a Lien to secure such Indebtedness pursuant to the covenant described in Section 4.16;

                  (2) the gross cash proceeds of such sale and leaseback transaction are at least equal to the fair market value, as determined in good faith by the Board of Directors and set forth in an Officers' Certificate delivered to the Trustee, of the property that is the subject of such sale and leaseback transaction; and

                  (3) the transfer of assets in such sale and leaseback transaction is permitted by, and the Company applies the proceeds of such transaction in compliance with, Section 4.14.

SECTION 4.19. LIMITATION ON CASH INTEREST PAYMENTS ON CONVERTIBLE NOTE

                  Scheduled interest payments in respect of the Convertible Note shall be paid in kind pursuant to the terms thereof, unless the Company's Consolidated Coverage Ratio for the Reference Period immediately preceding the date of such interest payment is at least equal to the Debt Incurrence Ratio, in which case, such scheduled interest payments shall be payable, at the Company's option, in cash pursuant to the terms thereof.


SECTION 4.20. DESIGNATION OF UNRESTRICTED SUBSIDIARIES

                  (a) The Board of Directors of the Company may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) that does not directly, indirectly or beneficially own any Capital Stock of, or Subordinated Indebtedness of, or own or hold any Lien on any property of, the Company or any other Subsidiary of the Company, to be an Unrestricted Subsidiary so long as (a) such Subsidiary at the time of such designation: (i) has no Indebtedness other than Non-Recourse Indebtedness; provided, that the Company or a Subsidiary of the Company may guarantee Indebtedness of an Unrestricted Subsidiary so long as any such guarantee constitutes an Investment made pursuant to clause (f) of the definition of Permitted Investment; (ii) is not party to any agreement, contract, arrangement or understanding with the Company or any Subsidiary of the Company unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company; (iii) is a Person with respect to which neither the Company nor any of its Subsidiaries has any direct or indirect obligation
(x) to subscribe for additional Equity Interests, except to the extent that any such Investment made for such purpose constitutes an Investment made pursuant to clause (f) of the definition of Permitted Investment, or (y) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results; and (iv) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any of its Subsidiaries; and (b) each Subsidiary of such Subsidiary shall also be designated an Unrestricted Subsidiary and shall comply with clause (a) above.




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                  (b) The Board of Directors of the Company may designate any
Unrestricted Subsidiary to be a Subsidiary, provided, that (a) no Default or Event of Default is existing or will occur as a consequence thereof and (b) immediately after giving effect to such designation, on a pro forma basis, the Company could incur at least $1.00 of Indebtedness pursuant to the Debt Incurrence Ratio.

                  (c) Each such designation shall be evidenced by filing with the Trustee a certified copy of the resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions.


                                    ARTICLE V

                              SUCCESSOR CORPORATION

SECTION 5.1. LIMITATION ON MERGER, SALE OR CONSOLIDATION

                  The Company shall not consolidate with or merge with or into another Person or, directly or indirectly, sell, lease, convey or transfer all or substantially all of its assets (such amounts to be computed on a consolidated basis), whether in a single transaction or a series of related transactions, to another Person or group of affiliated Persons, unless:

                  (1) either (a) the Company is the continuing entity or (b) the resulting, surviving or transferee entity or, in the case of a plan of liquidation, the entity which receives the greatest value from such plan of liquidation is a corporation organized under the laws of the United States, any state thereof or the District of Columbia and expressly assumes by supplemental indenture all of the Company's obligations in connection with the Notes and this Indenture;

                  (2) no Default or Event of Default shall exist or shall occur immediately after giving effect on a pro forma basis to such transaction;

                  (3) immediately after giving effect to such transaction on a pro forma basis, the Consolidated Net Worth of the consolidated surviving or transferee entity or, in the case of a plan of liquidation, the entity which receives the greatest value from such plan of liquidation is at least equal to the Company's Consolidated Net Worth immediately prior to such transaction;

                  (4) unless such transaction is solely the merger of the Company and one of the Company's previously existing Guarantors for the purpose of reincorporation into another jurisdiction and which transaction is not for the purpose of evading this provision and not in connection with any other transaction, immediately after giving effect to such transaction on a pro forma basis, the consolidated resulting, surviving or transferee entity or, in the case of a plan of liquidation, the entity which receives the greatest value from such plan of liquidation would immediately thereafter be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Debt Incurrence Ratio; and

                  (5) each Guarantor, shall have by amendment to its Guarantee and this Indenture confirmed in writing that its Guarantee shall apply to the obligations of the Company or the surviving entity in accordance with the Notes and this Indenture.

                  For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise) of all or substantially all of the properties and assets of one or more Subsidiaries, the Company's interest in which constitutes all or substantially all of the Company's properties and assets, shall be deemed to be the transfer of all or substantially all of the Company's properties and assets.

SECTION 5.2. SUCCESSOR CORPORATION SUBSTITUTED

                  Upon any consolidation or merger or any transfer of all or substantially all of the assets of the Company in accordance with Section 5.1, the successor entity formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to and (except in the case of a lease or any transfer of all or substantially all of the Company's assets) be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor entity had been named therein as the Company, and (except in the case of a lease or any transfer or all or substantially all of the Company's assets) the Company shall be released from the obligations under the Notes and this Indenture except with respect to any obligations that arise from, or are related to, such transaction.


                                   ARTICLE VI

                         EVENTS OF DEFAULT AND REMEDIES

SECTION 6.1. EVENTS OF DEFAULT

                  "Event of Default," wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be caused voluntarily or involuntarily or effected, without limitation, by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body)

                  (1) the Company's failure to pay any installment of interest (or Liquidated Damages, if any) on the Notes as and when the same becomes due and payable and the continuance of any such failure for 30 days;

                  (2) the Company's failure to pay all or any part of the principal, or premium, if any, on the Notes when and as the same becomes due and payable at maturity, redemption, by acceleration or otherwise, including, without limitation, payment of the Change of Control Purchase Price or the Asset Sale Offer Price, on Notes validly tendered and not properly withdrawn pursuant to a Change of Control Offer or Asset Sale Offer, as applicable;

                  (3) the Company's failure or the failure by any of its Subsidiaries to observe or perform any other covenant or agreement contained in the Notes or this Indenture and, except for the provisions under Sections 4.3 and 4.14, and Articles V and X, the continuance of such failure for a period of 60 days after written notice is given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes outstanding;

                  (4) a decree, judgment, or order by a court of competent jurisdiction shall have been entered adjudicating the Company or any of its Significant Subsidiaries as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company or any of its Significant Subsidiaries under any bankruptcy or similar law, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or a decree, judgment or order of a court of competent jurisdiction appointing a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency for the Company, any of its Significant Subsidiaries, or any substantial part of the property of any such Person, or for the winding up or liquidation of the affairs of any such Person, shall have been entered, and such decree, judgment, or order shall have remained in force undischarged and unstayed for a period of 60 days;

                  (5) the Company or any of its Significant Subsidiaries shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under any bankruptcy or similar law or similar statute, or shall consent to the filing of any such petition, or shall consent to the appointment of a custodian, receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of it or any substantial part of its assets or property, or shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any of the foregoing;

                  (6) a default in the Company's Indebtedness or the Indebtedness any of its Subsidiaries with an aggregate amount outstanding in excess of $10,000,00 (a) resulting from the failure to pay principal at maturity or (b) as a result of which the maturity of such Indebtedness has been accelerated prior to its stated maturity;

                  (7) final unsatisfied judgments not covered by insurance aggregating in excess of $5,000,000, at any one time rendered against the Company or any of its Subsidiaries and not stayed, bonded or discharged within 60 days; and

                  (8) any Guarantee of a Guarantor that is a Significant Subsidiary ceases to be in full force and effect or becomes unenforceable or invalid or is declared null and void (other than in accordance with the terms of the Guarantee and this Indenture) or any Guarantor denies or disaffirms its obligations under its Guarantee.

SECTION 6.2. ACCELERATION OF MATURITY DATE; RESCISSION AND ANNULMENT

                  If an Event of Default occurs and is continuing (other than an Event of Default specified in Section 6.1(4) or Section 6.1(5) relating to the Company or any of its Significant Subsidiaries,) then in every such case, unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding, by notice in writing to the Company (and to the Trustee if given by Holders) (an "Acceleration Notice"), may declare all principal, determined as set forth below, and accrued interest (and Liquidated Damages, if any) thereon to be due and payable immediately.

                   If an Event of Default specified in Section 6.1(4) or Section 6.1(5), relating to the Company or any of its Significant Subsidiaries occurs, all principal and accrued interest (and Liquidated Damages, if any) thereon will be immediately due and payable on all outstanding Notes without any declaration or other act on the part of the Trustee or the Holders. The Holders of a majority in aggregate principal amount of the then outstanding Notes, by written notice to the Trustee, may rescind any acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default, other than the non-payment of the principal of, premium, if any, and interest, if any, on the Notes that have become due solely because of the acceleration, and except a Default with respect to any provision requiring a supermajority approval to amend, which Default may only be waived by such a supermajority, have been cured or waived as provided in Section 6.12.

SECTION 6.3. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE

                  The Company covenants that if an Event of Default in payment of principal, premium or interest specified in clause (1) or (2) of Section 6.1 hereof occurs and is continuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal, premium (if any), and interest (and Liquidated Damages, if any), and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any), and on any overdue interest (and Liquidated Damages, if any), at the rate borne by the Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including compensation to, and expenses, disbursements and advances of the Trustee and its agents and counsel and all other amounts due the Trustee under Section 7.7.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust in favor of the Holders, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 6.4. TRUSTEE MAY FILE PROOFS OF CLAIM

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest (and Liquidated Damages, if any)) shall be entitled and empowered, by intervention in such proceeding or otherwise to take any and all actions under the TIA, including

                  (1) to file and prove a claim for the whole amount of principal (and premium, if any) and interest (and Liquidated Damages, if any) owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee and its agent and counsel and all other amounts due the Trustee under
         Section 7.7) and of the Holders allowed in such judicial proceeding, and

                  (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel, and any other amounts due the Trustee under Section 7.7 hereof.




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                  Nothing herein contained shall be deemed to authorize the
Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 6.5. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES

                  All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust in favor of the Holders, and any recovery of judgment shall, after provision for the payment of compensation to, and expenses, disbursements and advances of the Trustee and its agents and counsel and all other amounts due the Trustee under Section 7.7, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

SECTION 6.6. PRIORITIES

                  Any money collected by the Trustee pursuant to this Article VI shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium (if any), or interest (or Liquidated Damages, if any), upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the Trustee in payment of all amounts due pursuant to Section 7.7 hereof;

                  SECOND: To the Holders in payment of the amounts then due and unpaid for principal of, premium (if any), and interest (and Liquidated Damages, if any) on, the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, premium (if any), and interest (and Liquidated Damages, if any), respectively; and

                  THIRD: To the Company, the Guarantors or such other Person as may be lawfully entitled thereto, the remainder, if any, each as their respective interests may appear.

                  The Trustee may, but shall not be obligated to, fix a record date and payment date for any payment to the Holders under this Section 6.6.



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

SECTION 6.7. LIMITATION ON SUITS

                  No Holder of any Note shall have any right to order or direct the Trustee to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                                    (A) such Holder has previously given written
                  notice to the Trustee of a continuing Event of Default;

                                    (B) the Holders of not less than 25% in
                  aggregate principal amount of then outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                                    (C) such Holder or Holders have offered to
                  the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred or reasonably probable to be incurred in compliance with such request;

                                    (D) the Trustee for 60 days after its
                  receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                                    (E) no direction inconsistent with such
                  written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the outstanding Notes;

it being understood and intended that no one or more Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 6.8. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND
             INTEREST

                  Notwithstanding any other provision of this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of, and premium (if any), and interest (and Liquidated Damages, if any) on, such Note on the Maturity Dates of such payments as expressed in such Note (in the case of redemption, the Redemption Price on the applicable Redemption Date, in the case of a Change of Control, the Change of Control Purchase Price on the Change of Control Purchase Date, and in the case of an Asset Sale, the Asset Sale Offer Price on the relevant purchase date) and to institute suit for the enforcement of any such payment after such respective dates, and such rights shall not be impaired without the consent of such Holder.



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SECTION 6.9. RIGHTS AND REMEDIES CUMULATIVE

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in Section 2.7 hereof, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 6.10. DELAY OR OMISSION NOT WAIVER

                  No delay or omission by the Trustee or by any Holder of any Note to exercise any right or remedy arising upon any Event of Default shall impair the exercise of any such right or remedy or constitute a waiver of any such Event of Default. Every right and remedy given by this Article VI or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 6.11. CONTROL BY HOLDERS

                  The Holder or Holders of a majority in aggregate principal amount of then outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon the Trustee, provided, that:

                  (1) such direction shall not be in conflict with any applicable rule of law or with this Indenture;

                  (2) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction; and

                  (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 6.12. WAIVER OF EXISTING OR PAST DEFAULT

                  Subject to Section 6.8, the Holder or Holders of not less than a majority in aggregate principal amount of the outstanding Notes may, on behalf of all Holders, waive any existing or past Default and its consequences under this Indenture, except a continuing Default

                                    (A) with respect to any provision requiring
                  a supermajority approval to amend, which Default may only be waived by such supermajority; or



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                                    (B) in the payment of the principal of, or
                  interest on, any Note as specified in clauses (1) and (2) of
                  Section 6.1 hereof and not yet cured; or

                                    (C) with respect to any covenant or
                  provision hereof which, under Article IX, cannot be modified or amended without the consent of the Holder of each outstanding Note affected.

                  Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or impair the exercise of any right arising from such Default or Event of Default.

SECTION 6.13. UNDERTAKING FOR COSTS

                  All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted to be taken by it as Trustee, any court may in its discretion require the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.13 shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the outstanding Notes, or to any suit instituted by any Holder for enforcement of the payment of principal of, or premium (if any), or interest (or Liquidated Damages, if any) on, any Note on or after the respective Maturity Date expressed in such Note (including, in the case of redemption, on or after the Redemption Date).

SECTION 6.14. RESTORATION OF RIGHTS AND REMEDIES

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every case, subject to any determination in such proceeding, the Company, the Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.




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

                                   ARTICLE VII

                                     TRUSTEE

                  The Trustee hereby accepts the trust imposed upon it by this Indenture and covenants and agrees to perform the same, as herein expressed, subject to the terms hereof.

SECTION 7.1. DUTIES OF TRUSTEE

                  (a) If a Default or an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (b) Except during the continuance of a Default or an Event of
Default:

                  (1) the Trustee need perform only those duties as are specifically set forth in this Indenture and no others, and no covenants or obligations shall be implied in or read into this Indenture which are adverse to the Trustee, and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                  (c) The Trustee shall not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) this paragraph does not limit the effect of paragraph (b) of this Section 7.1;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.11 hereof.

                  (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or to take or omit to take any action under this Indenture or at the request, order or



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





direction of the Holders or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c), (d) and (f) of this
Section 7.1.

                  (f) The Trustee shall not be liable for interest on any assets received by it except as the Trustee may agree in writing with the Company (including without limitation to the extent the Trustee receives funds prior to the interest payment date in order to comply with the provisions of Section 4.1). Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

SECTION 7.2. RIGHTS OF TRUSTEE

                  Subject to Section 7.1 hereof:

                  (a) In the absence of bad faith, the Trustee may conclusively rely on any document reasonably believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in such document.

                  (b) Before the Trustee acts or refrains from acting, it may consult with counsel and may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Sections 12.4 and 12.5 hereof. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or advice of counsel.

                  (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it or its agent takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers conferred upon it by this Indenture; provided, however, that the Trustee's conduct does not constitute willful misconduct or gross negligence.

                  (e) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit.

                  (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the



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





Trustee reasonable security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

                  (g) Unless otherwise specifically provided for in this Indenture, any demand, request, direction or notice from the Company or any Guarantor shall be sufficient if signed by an Officer of the Company or such Guarantor, as applicable.

                  (h) The Trustee shall have no duty to inquire as to the performance of the Company's or any Guarantor's covenants in Article IV hereof or as to the performance by any Agent of its duties hereunder. In addition, the Trustee shall not be deemed to have knowledge of any Default or Event of Default except (i) any Event of Default occurring pursuant to Sections 6.1(1), 6.1(2) and 4.1 hereof, or (ii) any Default or Event of Default of which the Trustee shall have received written notification or obtained actual knowledge.

                  (i) Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate, an Opinion of Counsel, or both.

                  (j) The Trustee may request that the Issuer or the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

SECTION 7.3. INDIVIDUAL RIGHTS OF TRUSTEE

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company, any Guarantor, any of their Subsidiaries, or their respective Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11 hereof.

SECTION 7.4. TRUSTEE'S DISCLAIMER

                  The Trustee makes no representation as to the validity or adequacy of this Indenture or the Notes and it shall not be accountable for the Company's use of the proceeds from the Notes, and it shall not be responsible for any statement in the Notes, other than the Trustee's certificate of authentication, or the use or application of any funds received by a Paying Agent other than the Trustee.



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

SECTION 7.5. NOTICE OF DEFAULT

                  If a Default or an Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the uncured Default or Event of Default within 90 days after such Default or Event of Default occurs.

SECTION 7.6. REPORTS BY TRUSTEE TO HOLDERS

                  Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall, if required by law, mail to each Securityholder a brief report dated as of such May 15 that complies with TIA Section 313(a). The Trustee also shall comply with TIA Sections 313(b) and 313(c).

                  The Company shall promptly notify the Trustee in writing if the Notes become listed on any stock exchange or automatic quotation system or of any delisting thereof.

                  A copy of each report at the time of its mailing to Securityholders shall be mailed to the Company and filed with the SEC and each stock exchange, if any, on which the Notes are listed.

SECTION 7.7. COMPENSATION AND INDEMNITY

                  The Company and the Guarantors jointly and severally agree to pay to the Trustee from time to time such compensation for its services as the Company and the Trustee shall from time to time agree in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company and the Guarantors shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it in accordance with this Indenture. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents, accountants, experts and counsel.

                  The Company and the Guarantors jointly and severally agree to indemnify each of the Trustee (in its capacity as Trustee) and each predecessor Trustee and each of its officers, directors, attorneys-in-fact and agents for, and hold it harmless against, any claim, demand, expense (including but not limited to reasonable compensation, disbursements and expenses of the Trustee's agents and counsel), loss or liability incurred by it without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance and the administration of this trust and its rights or duties hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity; provided, however, that any failure to so notify the Company shall not relieve the Company or any Guarantor of its indemnity obligations hereunder. The Company and the Guarantors shall defend the claim and the Trustee shall provide reasonable cooperation at the Company's and the Guarantors' expense in the defense. The Trustee may have separate counsel and the Company and the Guarantors shall pay the reasonable fees and expenses of such counsel; provided, that



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





the Company and the Guarantors will not be required to pay such fees and expenses if they assume the Trustee's defense and if the Trustee is advised by counsel that there is no conflict of interest between the Company and the Guarantors and the Trustee in connection with such defense. The Company and the Guarantors need not pay for any settlement made without their written consent, which shall not be unreasonably withheld. The Company and the Guarantors need not reimburse any expense or indemnify against any loss or liability to the extent incurred by the Trustee through its negligence, bad faith or willful misconduct.

                  To secure the Company's and the Guarantors' payment obligations in this Section 7.7, the Trustee shall have a lien prior to the Notes on all assets held or collected by the Trustee, in its capacity as Trustee, except assets held in trust to pay principal and premium, if any, of or interest on particular Notes.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(4) or (5) of this Indenture occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

                  The Company's and the Guarantors' obligations under this
Section 7.7 and any lien arising hereunder shall survive the resignation or removal of the Trustee, the discharge of the Company's and the Guarantors' obligations pursuant to Article VIII of this Indenture and any rejection or termination of this Indenture under any Bankruptcy Law.

SECTION 7.8. REPLACEMENT OF TRUSTEE

                  The Trustee may resign by so notifying the Company in writing. The Holder or Holders of a majority in aggregate principal amount of the outstanding Notes may remove the Trustee by so notifying the Company and the Trustee in writing and may appoint a successor trustee with the Company's consent. The Company may remove the Trustee if:

                  (a) the Trustee fails to comply with Section 7.10 hereof;

                  (b) the Trustee is adjudged bankrupt or insolvent;

                  (c) a receiver, Custodian or other public officer takes charge of the Trustee or its property; or

                  (d) the Trustee becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holder or Holders of a majority in principal amount of the Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.



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

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that and provided that all sums owing to the retiring Trustee provided for in Section
7.7 hereof have been paid, the retiring Trustee shall transfer all property held by it as trustee to the successor Trustee, subject to the lien, if any, provided in Section 7.7 hereof, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder.

                  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee (at the Company's cost and expense), the Company or the Holder or Holders of at least 10% in aggregate principal amount of the outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 7.10 hereof, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  Notwithstanding replacement of the Trustee pursuant to this
Section 7.8, the Company's and the Guarantors' obligations under Section 7.7 hereof shall continue for the benefit of the retiring Trustee.

SECTION 7.9. SUCCESSOR TRUSTEE BY MERGER, ETC.

                  If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Trustee.

SECTION 7.10. ELIGIBILITY; DISQUALIFICATION

                  The Trustee shall at all times satisfy the requirements of TIA
Section 310(a)(1), (2) and (5). The Trustee shall have a combined capital and surplus of at least $25,000,000, as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b).

SECTION 7.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

                  The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                  ARTICLE VIII

                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE
                         AND SATISFACTION AND DISCHARGE

SECTION 8.1. OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE

                  The Company may elect to have Section 8.2, at the Company's option and at any time, or Section 8.3, at the Company's option and at any time, of this Indenture applied to all outstanding Notes upon compliance with the conditions set forth below in this Article VIII.

SECTION 8.2. LEGAL DEFEASANCE AND DISCHARGE

                  Upon the Company's exercise under Section 8.1 hereof of the option applicable to this Section 8.2, the Company and the Guarantors shall be deemed to have been discharged from their respective obligations with respect to all outstanding Notes and Guarantees on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Notes, and this Indenture shall cease to be of further effect as to all outstanding Notes and Guarantees, except as to be deemed to be "outstanding" only for the purposes of the Sections of this Indenture referred to in (a) and (b) below, and the Company and the Guarantors shall be deemed to have satisfied all other of their respective obligations under such Notes and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Notes to receive payments in respect of the principal of, premium, if any, and interest (and Liquidated Damages, if any) on such Notes when such payments are due from the trust described in Section 8.5, (b) the Company's obligations with respect to such Notes under Sections 2.3, 2.4, 2.6, 2.7, 2.10, 4.2, 8.5, 8.6 and 8.7
hereof, and (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith. Subject to compliance with this Article VIII, the Company may exercise its option under this Section 8.2 notwithstanding the prior exercise of its option under Section
8.3 hereof with respect to the Notes.

SECTION 8.3. COVENANT DEFEASANCE

                  Upon the Company's exercise under Section 8.1 hereof of the option applicable to this Section 8.3, the Company and the Guarantors shall be released from their respective obligations under the covenants contained in Sections 4.3, 4.6, 4.8, 4.10, 4.11, 4.12, 4.13, 4.14, 4.16, 4.17, 4.18, 4.19 and
4.20, Article V, Article X and the third and fourth paragraphs of Section 11.1(a) hereof with respect to the outstanding Notes on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Notes shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but



                                       86
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shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such Covenant Defeasance means that, with respect to the outstanding Notes, neither the Company nor any Guarantor need comply with and shall have any liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.1(3), but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby. In addition, upon the Company's exercise under Section 8.1 hereof of the option applicable to this
Section 8.3, and subject to Section 8.4, Sections 6.1(6) through 6.1(8) hereof shall not constitute Events of Default with respect to the Notes.


SECTION 8.4. CONDITIONS TO LEGAL OR COVENANT DEFEASANCE

                  The following shall be the conditions to the application of either Section 8.2 or 8.3 hereof to the outstanding Notes:

                  (a) (i) The Company shall irrevocably deposit with the Trustee, in trust, for the benefit of the Holders of the Notes, U.S. legal tender, U.S. Government Obligations or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest (and Liquidated Damages, if any) on such Notes on the stated date for payment thereof or on the redemption date of such principal or installment of principal of, premium, if any, or interest (and Liquidated Damages, if any) on such Notes, and the Trustee must have, for the benefit of the Holders of Notes, a valid, perfected, exclusive security interest in such trust; (ii) in the case of Legal Defeasance, the Company shall have delivered to the Trustee an opinion of counsel in the United States reasonably acceptable to the Trustee confirming that: (A) the Company has received from, or there has been published by the Internal Revenue Service, a ruling or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel shall confirm that, the Holders of such Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred; (iii) in the case of Covenant Defeasance, the Company shall have delivered to the Trustee an opinion of counsel in the United States reasonably acceptable to such Trustee confirming that the Holders of such Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred; (iv) no Default or Event of Default (other than a Default resulting from the borrowing of funds to be applied to such deposit and the grant of any Lien securing such borrowing) shall have occurred and be continuing on the date of such deposit or insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 91st day



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





after the date of deposit; (v) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under this Indenture (other than a Default resulting from the borrowing of funds to be applied to such deposit and the grant of any Lien securing such borrowing) or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound; (vi) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of such Notes over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others; and (vii) the Company shall have delivered to the Trustee an Officers' Certificate and an opinion of counsel, each stating that the conditions precedent provided for in, in the case of the Officers' Certificate, (i) through (vi) and, in the case of the opinion of counsel, clauses (i) (with respect to the validity and perfection of the security interest), (ii), (iii) and (v) of this paragraph have been complied with and the Company shall have delivered to the Trustee an Officers' Certificate, subject to such qualifications and exceptions as the Trustee deems appropriate, to the effect that, assuming no Holder of the Notes is an insider of the Company, the trust funds will not be subject to the effect of any applicable Federal bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally. Any Legal Defeasance or Covenant Defeasance shall be effective on the earlier of (i) the 91st day after the date of such deposit, and (ii) the day on which all of the conditions set forth in this Section 8.4 have been satisfied.

         If the funds deposited with the Trustee to effect Covenant Defeasance are insufficient to pay the principal of, premium, if any, and interest (and Liquidated Damages, if any) on the Notes when due, or if any court enters an order directing the repayment of the deposit to the Company or otherwise making the deposit unavailable to make payments under the Notes when due, then (so long as the insufficiency exists or the order remains in effect) the obligations of the Company and the Guarantors under this Indenture will be revived and no such defeasance will be deemed to have occurred.

SECTION 8.5. DEPOSITED CASH AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST;
             OTHER MISCELLANEOUS PROVISIONS

                  Subject to Section 8.6 hereof, all cash and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.5, the "Paying Agent") pursuant to Section 8.4 hereof in respect of the outstanding Notes shall be held in trust and applied by the Paying Agent, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any other Paying Agent as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium, if any, and interest (and Liquidated Damages, if any), but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to



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Section 8.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of outstanding Notes.

SECTION 8.6. REPAYMENT TO THE COMPANY

                  (a) Anything in this Article VIII to the contrary notwithstanding, the Trustee or the Paying Agent shall deliver or pay to the Company from time to time upon the request of the Company any cash or U.S. Government Obligations held by it as provided in Section 8.4 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.4(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

                  (b) Any cash and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest (and Liquidated Damages, if any) on any Note and remaining unclaimed for two years after such principal, and premium, if any, or interest (and Liquidated Damages, if any) has become due and payable shall be paid to the Company on its request; and the Holder of such Note shall thereafter look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 8.7. REINSTATEMENT

                  If the Trustee or Paying Agent is unable to apply any cash or U.S. Government Obligations in accordance with Section 8.2 or 8.3 hereof, as the case may be, of this Indenture by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and the Guarantors' obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.2 or 8.3 hereof until such time as the Trustee or Paying Agent is permitted to apply such money in accordance with Sections 8.2 and 8.3 hereof, as the case may be; provided, however, that, if the Company makes any payment of principal of, premium, if any, or interest (and Liquidated Damages, if any) on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the cash or U.S. Government Obligations held by the Trustee or Paying Agent.



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

SECTION 8.8. SATISFACTION AND DISCHARGE

         (a) All outstanding Notes have been delivered to the Trustee for cancellation; or

         (b)(1) the Company has given irrevocable and unconditional notice of redemption for all of the outstanding Notes under Article III hereof, or all outstanding Notes have otherwise become due and payable, and we have irrevocably deposited or caused to be deposited with the Trustee an amount of money sufficient to pay and discharge the entire Indebtedness (including all principal, premium, if any, and accrued interest, and Liquidated Damages, if any) on all outstanding Notes,

         (2) the Company has delivered irrevocable instructions to the Trustee to apply the deposited money toward the payment of the Notes at maturity or the redemption date, as the case may be,

         (3) the Trustee, for the benefit of the Holders of the Notes, has a valid, perfected, exclusive security interest in the trust,

         (4) the deposit does and will not result in a breach or violation of, or constitute a default under this Indenture or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or is otherwise bound,

         (5) the Company has paid all other amounts payable by it under this Indenture, and

         (6) the Company has delivered to the Trustee and Officers' Certificate stating that the deposit was not made by it with the intent to hinder, delay, or defraud any other of its creditors.

         The Company must also deliver to the Trustee an Officers' Certificate and an Opinion of Counsel confirming the satisfaction of the conditions in clauses (3) (with respect to the validity and perfection of the security interest) and (4) above.

                                   ARTICLE IX

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 9.1. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS

                  Without the consent of any Holder, the Company or any Guarantor, when authorized by Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to cure any ambiguity, defect, or inconsistency;



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                  (2) to add to the covenants of the Company or the Guarantors for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company or the Guarantors;

                  (3) to provide for collateral for or additional Guarantors of the Notes;

                  (4) to evidence the succession of another Person to the Company, and the assumption by any such successor of the obligations of the Company, herein and in the Notes in accordance with Article V;

                  (5) to comply with the TIA;

                  (6) to evidence the succession of another corporation to any Guarantor and assumption by any such successor of the Guarantee of such Guarantor (as set forth in Section 11.4) in accordance with Article XI;

                  (7) to evidence the release of any Guarantor in accordance with Article XI;

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes;

                  (9) in any other case where a supplemental indenture is required or permitted to be entered into pursuant to the provisions of this Indenture without the consent of any Holder;

                  (10) to provide for the issuance and authorization of the Exchange Notes; or

                  (11) to make any change that does not adversely affect the rights of any Holder.

SECTION 9.2. AMENDMENTS, SUPPLEMENTAL INDENTURES AND WAIVERS WITH CONSENT OF
             HOLDERS

                  Subject to Section 6.8 hereof, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding (including consents obtained in connection with a tender offer or exchange offer for such Notes), by written act of said Holders delivered to the Company and the Trustee, the Company and the Guarantors, when authorized by Board Resolutions, and the Trustee may amend or supplement this Indenture or enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture or the Notes. Subject to Section 6.8, the Holder or Holders of not less than a majority in aggregate principal amount of Notes then outstanding may waive compliance by the Company or any Guarantor with any provision of this Indenture or the Notes.



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






                  Notwithstanding any of the above, however, no such amendment, supplemental indenture or waiver shall, without the consent of Holders of at least 66 2/3% in aggregate principal amount of the Notes then outstanding, modify the provisions (including the defined terms used therein) governing the terms of the Guarantees or, except as set forth in clause (1) below, the provisions (including the defined terms used therein) of Article X, in either case in a manner adverse to the Holders.

                  Notwithstanding any of the above, however, no such amendment, supplemental indenture or waiver shall, without the consent of the Holder of each outstanding Note affected thereby:

                  (1) change the Stated Maturity on any Note, or reduce the principal amount thereof or the rate (or extend the time for payment) of interest thereon or any premium payable upon the redemption thereof at the Company's option, or change the city of payment where, or the coin or currency in which, any Note or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption at the Company's option, on or after the Redemption Date), or after an Asset Sale or Change of Control has occurred, reduce the Change of Control Purchase Price or the Asset Sale Offer Price with respect to the corresponding Asset Sale or Change of Control or alter the provisions (including the defined terms used therein) regarding the Company's right to redeem the Notes as a right, or at the Company's option, in a manner adverse to the Holders; or

                  (2) reduce the percentage in principal amount of the outstanding Notes, the consent of whose Holders is required for any such amendment, supplemental indenture or waiver provided for in this Indenture; or

                  (3) modify any of the waiver provisions, except to increase any required percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Note affected thereby; or

                  (4) cause the Notes or any Guarantee to become subordinate in right of payment to any other Indebtedness.

                  It shall not be necessary for the consent of the Holders under this Section 9.2 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any



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defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver.

                  After an amendment, supplement or waiver under this Section
9.2 or under Section 9.4 hereof becomes effective, it shall bind each Holder.

                  In connection with any amendment, supplement or waiver under this Article IX, the Company may, but shall not be obligated to, offer to any Holder who consents to such amendment, supplement or waiver, or to all Holders, consideration for such Holder's consent to such amendment, supplement or waiver.

SECTION 9.3. COMPLIANCE WITH TIA

                  Every amendment, waiver or supplement of this Indenture or the Notes shall comply with the TIA as then in effect.

SECTION 9.4. REVOCATION AND EFFECT OF CONSENTS

                  Until an amendment, waiver or supplement becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder may revoke the consent as to his Note or portion of his Note by written notice to the Company or the Person designated by the Company as the Person to whom consents should be sent if such revocation is received by the Company or such Person before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Notes have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver, which record date shall be the date so fixed by the Company notwithstanding the provisions of the TIA. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such record date, and only those Persons (or their duly designated proxies), shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date.

                  After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses (1) through (3) of Section 9.2 hereof, in which case, the amendment, supplement or waiver shall bind only each Holder of a Note who has consented to it and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note; provided, that any such waiver shall not impair or affect the right of any Holder to receive payment of principal and premium of and interest (and Liquidated Damages, if any) on a Note, on or after the respective dates set



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





for such amounts to become due and payable expressed in such Note, or to bring suit for the enforcement of any such payment on or after such respective dates.

SECTION 9.5. NOTATION ON OR EXCHANGE OF NOTES

                  If an amendment, supplement or waiver changes the terms of a Note, the Trustee may require the Holder of the Note to deliver it to the Trustee or require the Holder to put an appropriate notation on the Note. The Trustee may place an appropriate notation on the Note about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Note shall issue and the Trustee shall authenticate a new Note that reflects the changed terms. Any failure to make the appropriate notation or to issue a new Note shall not affect the validity of such amendment, supplement or waiver.

SECTION 9.6. TRUSTEE TO SIGN AMENDMENTS, ETC.

                  The Trustee shall execute any amendment, supplement or waiver authorized pursuant to this Article IX; provided, that the Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article IX is authorized or permitted by this Indenture.


                                    ARTICLE X

                           RIGHT TO REQUIRE REPURCHASE

SECTION 10.1. REPURCHASE OF NOTES AT THE OPTION OF THE HOLDER UPON A CHANGE OF
              CONTROL.

                  (a) In the event that a Change of Control has occurred, each Holder of Notes will have the right, at such Holder's option, pursuant to an offer (subject only to conditions required by applicable law, if any) by the Company (the "Change of Control Offer"), to require the Company to repurchase all or any part of such Holder's Notes (provided, that the principal amount of such Notes must be $1,000 or an integral multiple thereof) on a date (the "Change of Control Purchase Date") that is no later than 60 days after the occurrence of such Change of Control, at a cash price equal to 101% of the principal amount thereof (the "Change of Control Purchase Price"), together with accrued and unpaid interest and Liquidated Damages, if any, to the Change of Control Purchase Date.

         Notwithstanding the foregoing, the Company will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in


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the manner, at the times and otherwise in compliance with the requirements set forth herein applicable to a Change of Control Offer made by the Company and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer. In addition, if the Convertible Note is outstanding on the date of a Change of Control that also constitutes a "Change of Control" as defined in the Convertible Note, the Change of Control notice delivered to Holders pursuant to this Indenture shall include a statement that the Company will prepay or redeem the Convertible Note upon the completion of the Change of Control Offer in accordance with clause (z) of Section 4.3.

                  (b) In the event that, pursuant to this Section 10.1, the Company shall be required to commence a Change of Control Offer, the Company shall follow the procedures set forth in this Section 10.1 as follows:

                  (1) the Change of Control Offer shall commence within 30 days following the occurrence of a Change of Control;

                  (2) the Change of Control Offer shall remain open for 20 Business Days following its commencement (the "Change of Control Offer Period") or such other period as may be required by applicable law;

                  (3) upon the expiration of the Change of Control Offer Period, the Company promptly shall purchase all of the properly tendered Notes at the Change of Control Purchase Price;

                  (4) if the Change of Control Purchase Date is on or after an interest payment Record Date and on or before the associated Interest Payment Date, any accrued and unpaid interest (and Liquidated Damages, if any) due on such Interest Payment Date will be paid to the Person in whose name a Note is registered at the close of business on such Record Date on the corresponding Interest Payment Date;

                  (5) the Company shall provide the Trustee and the Paying Agent with written notice of the Change of Control Offer at least three Business Days before the commencement of any Change of Control Offer; and

                  (6) on or before the commencement of any Change of Control Offer, the Company or the Trustee (upon the request and at the expense of the Company) shall send, by first-class mail, a notice to each of the Securityholders, which (to the extent consistent with this Indenture) shall govern the terms of the Change of Control Offer and shall state:

                                    (A) that the Change of Control Offer is
                  being made pursuant to this Section 10.1 and that all Notes, or portions thereof, tendered will be accepted for payment;




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





                                    (B) the Change of Control Purchase Price
                  (including the amount of accrued but unpaid interest (and Liquidated Damages, if any)) and the Change of Control Purchase Date;

                                    (C) that any Note, or portion thereof, not
                  tendered or accepted for payment will continue to accrue interest (and Liquidated Damages, if any);

                                    (D) that, unless the Company defaults in
                  depositing cash with the Paying Agent in accordance with the penultimate paragraph of this Section 10.1, or such payment is prevented for any reason, any Note, or portion thereof, accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest (and Liquidated Damages, if any) after the Change of Control Purchase Date;

                                    (E) that Holders electing to have a Note, or
                  portion thereof, purchased pursuant to a Change of Control Offer will be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Paying Agent (which may not for purposes of this Section 10.1, notwithstanding anything in this Indenture to the contrary, be the Company or any Affiliate of the Company) at the address specified in the notice prior to the expiration of the Change of Control Offer;

                                    (F) that Holders will be entitled to
                  withdraw their election, in whole or in part, if the Paying Agent receives, prior to the expiration of the Change of Control Offer, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Notes the Holder is withdrawing and a statement containing a facsimile signature and stating that such Holder is withdrawing his election to have such principal amount of Notes purchased;

                                    (G) that Holders whose Notes are purchased
                  only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered; and

                                    (H) a brief description of the events
                  resulting in such Change of Control.

                  On or before the Change of Control Purchase Date, the Company shall:



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





                  (1) accept for payment Notes or portions thereof properly tendered pursuant to the Change of Control Offer;

                  (2) deposit with the Paying Agent an amount in cash sufficient to pay the Change of Control Purchase Price (together with accrued and unpaid interest and Liquidated Damages, if any) of all Notes so tendered; and

                  (3) deliver to the Trustee the Notes so accepted together with an Officers' Certificate listing the Notes or portions thereof being purchased by the Company.

                  The Paying Agent promptly shall pay the Holders of Notes so accepted an amount equal to the Change of Control Purchase Price (together with accrued and unpaid interest and Liquidated Damages, if any), and the Trustee promptly will authenticate and deliver to such Holders a new Note equal in principal amount to any unpurchased portion of the Note surrendered. Any Notes not so accepted will be delivered promptly by the Company to the Holder thereof. The Company publicly will announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Purchase Date.

                  Any Change of Control Offer shall be made in compliance with all applicable laws, rules and regulations, including, if applicable, Regulation 14E under the Exchange Act and the rules thereunder and all other applicable Federal and state securities laws. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Article X, the Company's compliance or compliance by any of the Guarantors with such laws and regulations shall not in and of itself cause a breach of their obligations under this Article X.

                                   ARTICLE XI

                                    GUARANTEE

SECTION 11.1. GUARANTEE

                  (a) Each of the Guarantors shall, jointly and severally, irrevocably and unconditionally guarantee, on a senior basis (the "Guarantee"), to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability against the Company and any other Guarantors of this Indenture, the Notes or the obligations of the Company under this Indenture or the Notes, that: (x) the principal of and premium (if any), and interest (and Liquidated Damages, if any) on the Notes will be paid in full when due, whether at the Maturity Date or Interest Payment Date, by acceleration, call for redemption, upon a Change of Control Offer, upon an Asset Sale Offer or otherwise; (y) all other obligations of the Company to the Holders or the Trustee under this Indenture or the Notes will be promptly paid in full or performed, all in accordance with the terms of this Indenture and the Notes; and (z) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration, call for redemption, upon a Change of Control Offer, upon an Asset Sale Offer or otherwise. Failing payment when due of any amount so guaranteed for whatever reason, each Guarantor shall be obligated to pay the same before failure so to pay becomes an Event of Default. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

                  If the Company or a Guarantor defaults in the payment of the principal of, premium, if any, or interest (or Liquidated Damages, if any) on, the Notes when and as the same shall become due, whether upon maturity, acceleration, call for redemption, upon a Change of Control Offer, upon an Asset Sale Offer or otherwise, without the necessity of action by the Trustee or any Holder, each Guarantor shall be required, jointly and severally, to promptly make such payment in full.

                  The Company shall cause each Subsidiary that is formed or acquired after the date hereof and each subsidiary that becomes a Subsidiary after the date hereof, in each case other than Foreign Subsidiaries, concurrently upon becoming a Subsidiary, to become a Guarantor hereunder and execute and deliver to the Trustee a supplemental indenture as provided pursuant to the terms of this Indenture.

                  Notwithstanding anything herein to the contrary, if any of the Company's Subsidiaries (including Foreign Subsidiaries) that is not a Guarantor guarantees any of the Company's other Indebtedness or any other Indebtedness of any of its Subsidiaries, or the Company or any of its Subsidiaries, individually or collectively, pledges more than 65% of the Voting Equity Interests of such Subsidiary to a United States lender to secure Indebtedness of the Company or Indebtedness of any Guarantor, then such Subsidiary must become a Guarantor in accordance with the terms hereof.

                  (b) Each Guarantor hereby agrees to the fullest extent permitted by applicable law, that its obligations with regard to this Guarantee shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any delays in obtaining or realizing upon or failures to obtain or realize upon collateral, the recovery of any judgment against the Company, any action to enforce the same or any other circumstances that might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor hereby waives, to the fullest extent permitted by applicable law, diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company or right to require the prior disposition of the assets of the Company to meet its obligations, protest, notice and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in the Notes and this Indenture.

                  (c) If any Holder or the Trustee is required by any court or otherwise to return to either the Company or any Guarantor, or any Custodian or similar official acting in relation to either the Company or such Guarantor, any amount paid by either the Company or such Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor agrees that it will not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Guarantor further agrees that, as between such Guarantor, on the one hand, and the Holders and the Trustee, on the other hand,
(i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Section 6.2 hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration as to the Company of the obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of those obligations as provided in
Section 6.2 hereof, those obligations (whether or not due and payable) will forthwith become due and payable by each of the Guarantors for the purpose of this Guarantee.

                  (d) It is the intention of each Guarantor and the Company that the obligations of each Guarantor hereunder shall be in, but not in excess of, the maximum amount permitted by applicable law. Accordingly, if the obligations in respect of the Guarantee would be annulled, avoided or subordinated to the creditors of any Guarantor by a court of competent jurisdiction in a proceeding actually pending before such court as a result of a determination both that such Guarantee was made by such Guarantor without fair consideration and, immediately after giving effect thereto, such Guarantor was insolvent or unable to pay its debts as they mature or left with an unreasonably small capital, then the obligations of such Guarantor under such Guarantee shall be reduced by such court if and to the extent such reduction would result in the avoidance of such annulment, avoidance or subordination; provided, however, that any reduction pursuant to this paragraph shall be made in the smallest amount as is strictly necessary to reach such result. For purposes of this paragraph, "fair consideration", "insolvency", "unable to pay its debts as they mature", "unreasonably small capital" and the effective times of reductions, if any, required by this paragraph shall be determined in accordance with applicable law.

SECTION 11.2. EXECUTION AND DELIVERY OF GUARANTEE

                  Each Guarantor shall, by virtue of such Guarantor's execution and delivery of an indenture supplement pursuant to Section 11.1 hereof, be deemed to have signed on each Note issued hereunder the notation of guarantee set forth on the form of the Notes attached hereto as Exhibit A to the same extent as if the signature of such Guarantor appeared on such Note.

                  The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the guarantee set forth in Section 11.1 on behalf of each Guarantor. The notation of a guarantee set forth on any Note shall be null and void and of no further effect with respect to the guarantee of any Guarantor which, pursuant to Section 11.4, is released from such Guarantee.

SECTION 11.3. CERTAIN BANKRUPTCY EVENTS

                  Each Guarantor hereby covenants and agrees, to the fullest extent that it may do so under applicable law, that in the event of the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, such Guarantor shall not file (or join in any filing of), or otherwise seek to participate in the filing of, any motion or request seeking to stay or to prohibit (even temporarily) execution on the Guarantee and hereby waives and agrees not to take the benefit of any such stay of execution, whether under
Section 362 or 105 of the United States Bankruptcy Code or otherwise.

SECTION 11.4. LIMITATION ON MERGER OF SUBSIDIARIES AND RELEASE OF GUARANTORS

                  No Guarantor shall consolidate or merge with or into (whether or not such Guarantor is the surviving Person) another Person unless, subject to the provisions of the following paragraph and the other provisions of this Indenture, (1) the Person formed by or surviving any such consolidation or merger (if other than such Guarantor) assumes all the obligations of such Guarantor pursuant to a supplemental indenture in form reasonably satisfactory to the Trustee, pursuant to which such Person shall unconditionally guarantee, on a senior basis, all of such Guarantor's obligations under such Guarantor's Guarantee on the terms set forth herein; (2) immediately before and immediately after giving effect to such transaction on a pro forma basis, no Default or Event of Default shall have occurred or be continuing; and (3) immediately after giving effect to such transaction on a pro forma basis, the Company could incur at least $1.00 of additional Indebtedness pursuant to the Debt Incurrence Ratio set forth in Section 4.11. The provisions of this Section 11.4 shall not apply to the merger of any Guarantors with and into each other or with or into the Company.

         Upon the sale or disposition (whether by merger, stock purchase, Asset Sale or otherwise) of a Guarantor (as an entirety) to an entity which is not, and is not required to become, a Guarantor, or the designation of a Subsidiary to become an Unrestricted Subsidiary, which transaction is otherwise in compliance with this Indenture (including, without limitation, the provisions of Section 4.14), such Guarantor will be deemed released from its obligations under its Guarantee of the Notes; provided, however, that any such release shall occur only to the extent that all obligations of such Guarantor under all of its guarantees of, and under all of its pledges of assets or other security interests that secure, any of the Company's Indebtedness or any Indebtedness of any other of the Company's Subsidiaries shall also terminate upon such release, sale or transfer and none of its Equity Interests are pledged for the benefit of any holder of any of the Company's Indebtedness or any Indebtedness of any of the Company's Subsidiaries.

                                   ARTICLE XII

                                  MISCELLANEOUS

SECTION 12.1. TIA CONTROLS

                  If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by operation of the TIA, the imposed duties, upon qualification of this Indenture under the TIA, shall control.

SECTION 12.2. NOTICES

                  Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier, recognized overnight courier or registered or certified mail, postage prepaid, return receipt requested, and addressed as follows:

                  if to the Company or any Guarantor:

                           Radiologix, Inc.
                           3600 Chase Tower
                           2200 Ross Avenue
                           Dallas, Texas 75201
                           Attention: Chief Financial Officer

                  with a copy to:

                           Haynes & Boone, LLP
                           901 Main Street, Suite 3100
                           Dallas, Texas 75202
                           Attention: William R. Hays III, Esq.

                  if to the Trustee:

                           U.S. Bank, N.A.
                           180 East Fifth Street
                           St. Paul, Minnesota 55101
                           Attention: Corporate Trust Department

                  Any party by notice to each other party may designate additional or different addresses as shall be furnished in writing by such party. Any notice or communication to any party shall be deemed to have been given or made as of the date so delivered, if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; the next Business Day after timely delivery to a recognized overnight courier, if sent by such courier guaranteeing next day delivery; and five Business Days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

                  Any notice or communication mailed to a Securityholder shall be mailed to him by first class mail or other equivalent means at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 12.3. COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS

                  Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and any other Person shall have the protection of TIA Section 312(c).

SECTION 12.4. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT

                  Upon any request or application by the Company or any Guarantor to the Trustee to take any action under this Indenture, such Person shall furnish to the Trustee:

                  (1) an Officers' Certificate (in form and substance reasonably satisfactory to the Trustee) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been met; and

                  (2) an Opinion of Counsel (in form and substance reasonably satisfactory to the Trustee) stating that, in the opinion of such counsel, all such conditions precedent have been met.

SECTION 12.5. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been met; and

                  (4) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been met; provided, however, that, with respect to matters of fact, an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

SECTION 12.6. RULES BY TRUSTEE, PAYING AGENT, REGISTRAR

                  The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Paying Agent or Registrar may make reasonable rules for its functions.

SECTION 12.7. LEGAL HOLIDAYS

                  A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close. If a payment date is a Legal Holiday at such place, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest (or Liquidated Damages, if any) shall accrue for the intervening period.

SECTION 12.8. GOVERNING LAW

                  THIS INDENTURE, THE GUARANTEES AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND RULE 327(b) OF THE NEW YORK CIVIL PRACTICE LAWS AND RULES. EACH OF THE COMPANY AND THE GUARANTORS HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE AND THE NOTES, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. EACH OF THE COMPANY AND THE GUARANTORS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE TRUSTEE OR ANY SECURITYHOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY AND THE GUARANTORS IN ANY OTHER JURISDICTION.

SECTION 12.9. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS

                  This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any Guarantor or any of their respective Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 12.10. NO RECOURSE AGAINST OTHERS

                  No direct or indirect incorporator, stockholder, employee, officer or director, as such, past, present or future, of the Company or any Guarantor, or any successor entity, shall have any personal liability in respect of the obligations of the Company or the Guarantors under this Indenture or the Notes solely by reason of his or its status as such incorporator, stockholder, employee, officer or director; provided, that this Section 12.10 shall in no way limit the obligation of any Guarantor pursuant to any Guarantee of the Notes. Each Securityholder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

SECTION 12.11. SUCCESSORS

                  All agreements of the Company and the Guarantors in this Indenture and the Notes shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 12.12. DUPLICATE ORIGINALS

                  All parties may sign any number of copies or counterparts of this Indenture. Each signed copy or counterpart shall be an original, but all of them together shall represent the same agreement.

SECTION 12.13. SEVERABILITY

                  In case any one or more of the provisions in this Indenture or in the Notes or in the Guarantees shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

SECTION 12.14. TABLE OF CONTENTS, HEADINGS, ETC.

                  The Table of Contents, Cross-Reference Table and headings of the Articles and the Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 12.15. QUALIFICATION OF INDENTURE

                  The Company shall qualify this Indenture under the TIA in accordance with the terms and conditions of the Registration Rights Agreement and shall pay all costs and expenses (including attorneys' fees for the Company and the Trustee) incurred in connection therewith, including, but not limited to, costs and expenses of qualification of this Indenture and the Notes and printing this Indenture and the Notes. The Trustee shall be entitled to receive from the Company any such Officers' Certificates, Opinions of Counsel or other documentation as it may reasonably request in connection with any such qualification of this Indenture under the TIA.

SECTION 12.16. REGISTRATION RIGHTS

                  Certain Holders of the Notes may be entitled to certain registration rights with respect to such Notes pursuant to, and subject to the terms of, the Registration Rights Agreement.

                                   SIGNATURES

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

                                  RADIOLOGIX, INC.,
                                  a Delaware corporation


                                  By:
                                      ------------------------------------------
                                      Name:  Mark L. Wagar
                                      Title: Chairman of the Board and Chief
                                             Executive Officer


                                  GUARANTORS:

                                  IDE IMAGING PARTNERS, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  PACIFIC IMAGING PARTNERS, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  QUESTAR IMAGING, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  WB&A IMAGING PARTNERS, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  TREASURE COAST IMAGING PARTNERS,
                                  INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  RADIOLOGIX SERVICES, INC.


                                  By:
                                       Name:
                                       Title:

                                  ADVANCED IMAGING PARTNERS, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  MID ROCKLAND IMAGING PARTNERS,
                                  INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  RADIOLOGY AND NUCLEAR MEDICINE
                                  IMAGING PARTNERS, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  COMMUNITY IMAGING PARTNERS, INC


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  VALLEY IMAGING PARTNERS, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  SAN JOSE IMAGING PARTNERS, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  ADVANCED RADIOLOGY, LLC


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  ADVANCED MEDICAL IMAGING, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  M&S IMAGING PARTNERS I, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  M&S IMAGING PARTNERS, L.P.


                                  By: M&S Imaging Partners I, Inc., its general
                                      partner

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                  QUESTAR CLEVELAND, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  QUESTAR TAMPA, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  QUESTAR ORLANDO, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  ROCKY MOUNTAIN OPENSCAN MRI, LLC


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  PREMIER ADVANCED IMAGING
                                  NETWORK, LTD.

                                  By: Questar Orlando, Inc., its general partner


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                  QUESTAR IMAGING MB, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  QUESTAR KANSAS, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  QUESTAR PVH, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  QUESTAR SAN FRANCISCO, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  QUESTAR HENDERSON, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  QUESTAR TRISTATES, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  QUESTAR PHILADELPHIA, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  QUESTAR WESTWOOD, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  QUESTAR DULUTH, INC


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  QUESTAR LINCOLN, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                                  QUESTAR H F M C, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  QUESTAR PALM SPRINGS, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  QUESTAR ATLANTA, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  QUESTAR MT. LAUREL, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  QUESTAR LOWER BUCKS, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  QUESTAR TOLEDO, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  QUESTAR SOUTH CHICAGO, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  QUESTAR NORTH GEORGIA, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  QUESTAR LOS ALAMITOS, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  QUESTAR DES PLAINES, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  QUESTAR VICTORVILLE, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  QUESTAR COLUMBUS, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  QUESTAR NAPERVILLE, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  QUESTAR QUAKERTOWN, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  QUESTAR TUCSON, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                                  M&S IMAGING INVESTMENTS, INC.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                                  U.S. BANK, N.A., as Trustee

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                                                       EXHIBIT A

                                 [FORM OF NOTE]

                                RADIOLOGIX, INC.

                   10.5% [SERIES A] [SERIES B](1) SENIOR NOTE
                                    DUE 2008

                                                         CUSIP No.:  __________
No.                                                            $________________


         Radiologix, Inc., a Delaware corporation (hereinafter called the "Company", which term includes any successors under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________, or registered assigns, the principal sum of __________ Dollars, on December 15, 2008.

         Interest Payment Dates: June 15 and December 15 commencing June 15,
2002.

         Record Dates:  June 1 and December 1.

         Reference is made to the further provisions of this Note on the reverse side, which will, for all purposes, have the same effect as if set forth at this place.

--------

(1) Series A should be replaced with Series B in the Exchange Notes.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                  RADIOLOGIX, INC.,
                                  a Delaware corporation


                                  By:
                                      ---------------------------------------
                                      Name:  Mark L. Wagar
                                      Title: Chairman of the Board and Chief
                                             Executive Officer



                                  By:
                                      ---------------------------------------
                                      Name:  Sami Abbasi
                                      Title: Chief Financial Officer and
                                             Executive Vice President


Dated:

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This is one of the Notes described in the within-mentioned Indenture.


                                                U.S. BANK, N.A.


                                                By:
                                                    ----------------------------
                                                    Authorized Signatory

Dated:

                                 (Back of Note)

              10.5% [Series A] [Series B](2) Senior Notes due 2008

[THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.6 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.6(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION
2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.](3)

[UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.](4)

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE

--------

(2) Series A should be replaced with Series B in the Exchange Notes.

(3) To be included only on Global Notes deposited with DTC as Depositary.

(4) To be included only on Global Notes deposited with DTC as Depositary.

BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE CASH PAYMENTS OF INTEREST DURING THE PERIOD WHICH SUCH HOLDER HOLDS THIS NOTE. NOTHING IN THIS LEGEND SHALL BE DEEMED TO PREVENT INTEREST FROM ACCRUING ON THIS NOTE.](5)

[THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY PRIOR TO THE DATE WHICH IS TWO YEARS (OR SUCH OTHER PERIOD THAT MAY HEREAFTER BE PROVIDED UNDER RULE 144(k) UNDER THE SECURITIES ACT AS PERMITTING RESALES OF RESTRICTED SECURITIES BY NON-AFFILIATES WITHOUT RESTRICTION) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, IN THE UNITED STATES TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER

--------

(5) To be included only on Reg S Temporary Global Notes.

TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN EACH OF THE FOREGOING CASES A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS OF ANY U.S. STATE OR ANY OTHER APPLICABLE JURISDICTION. THE HOLDER OF THIS SECURITY AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.](6)

         Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

                  1. Interest. Radiologix, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at 10.5% per annum from December 12, 2001 until maturity and shall pay the Liquidated Damages, if any, payable pursuant to Section 4 of the Registration Rights Agreement referred to below. The Company will pay interest and Liquidated Damages, if any, semi-annually in arrears on June 15 and December 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or provided for or, if no interest has been paid, from the Issue Date; provided, that if there is no existing Default in the payment of interest, and if this Note is authenticated between a Record Date (defined below) referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be June 15, 2002. The Company shall pay interest on overdue principal and premium, if any, from time to time on demand at the rate then in effect; it shall pay interest on overdue installments of interest and Liquidated Damages, if any, (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                  2. Method of Payment. The Company will pay interest on the Notes (except defaulted interest) and Liquidated Damages, if any, to the Persons who are registered Holders of Notes at the close of business on June 1 or December 1 next preceding the Interest Payment Date (each a "Record Date"), even if such Notes are cancelled after such Record Date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture (as defined below) with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, interest and

--------

(6) To be included only on Transfer Restricted Notes.

Liquidated Damages, if any, at the office or agency of the Company maintained in the Borough of Manhattan, The City and State of New York for such purpose, or, at the option of the Company, payment of interest and Liquidated Damages, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided, that payment by wire transfer of immediately available funds to an account within the United States will be required with respect to principal of and interest, premium, if any, and Liquidated Damages, if any, on all Global Notes. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  3. Paying Agent and Registrar. Initially, U.S. Bank, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

                  4. Indenture. The Company issued the Notes under an Indenture dated as of December 12, 2001 ("Indenture") among the Company, the Guarantors party thereto and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms.

                  5. Optional Redemption.

                  (a) Except as set forth in clause (b) of this Section, the Company shall not have the option to redeem the Notes pursuant to this Section prior to December 15, 2005. The Notes will be redeemable for cash at the option of the Company, in whole or in part, at any time on or after December 15, 2005, upon not less than 30 days nor more than 60 days prior notice mailed by first class mail to each Holder at its last registered address, at the following redemption prices (expressed as percentages of the principal amount) if redeemed during the 12-month period commencing December 15 of the years indicated below, in each case (subject to the right of Holders of record on a Record Date to receive the corresponding interest due (and the corresponding Liquidated Damages, if any) on the corresponding Interest Payment Date that is on or prior to such Redemption Date), together with accrued and unpaid interest and Liquidated Damages, if any, thereon to the Redemption Date:


           YEAR                                                           PERCENTAGE
           ----                                                           ----------
           2005.............................................................105.250%
           2006.............................................................102.625%
           2007 and thereafter..............................................100.000%

                  (b) Notwithstanding the provisions of clause (a) of this Section, at any time or from time to time on or prior to December 15, 2004, upon any Public Equity

Offering, up to 35% of the aggregate principal amount of the Notes issued pursuant to the Indenture may be redeemed at the option of the Company within 90 days of such Public Equity Offering, on not less than 30 days, but not more than 60 days, notice to each Holder of the Notes to be redeemed, with cash from the Net Cash Proceeds of such Public Equity Offering, at a redemption price equal to 110.500% of the principal amount thereof (subject to the right of Holders of record on a Record Date to receive the corresponding interest (and the corresponding Liquidated Damages, if any) due on the Interest Payment Date that is on or prior to such Redemption Date), together with accrued and unpaid interest and Liquidated Damages, if any, thereon to the Redemption Date; provided, however, that immediately following such redemption not less than 65% of the aggregate principal amount of the Notes originally issued pursuant to the Indenture on the Issue Date remain outstanding.

                  (c) Notice of redemption will be mailed by first class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in integral multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the Redemption Date, interest (and Liquidated Damages, if any) ceases to accrue on Notes or portions thereof called for redemption unless the Company defaults in such payments due on the Redemption Date.

                  6. Mandatory Redemption. The Company shall not be required to make mandatory redemption payments with respect to the Notes. The Notes shall not have the benefit of any sinking fund.

                  7. Offers to Purchase.

                  (a) Change of Control. In the event that a Change of Control has occurred, each Holder of Notes will have the right, at such Holder's option, pursuant to an offer (subject only to conditions required by applicable law, if any) by the Company (the "Change of Control Offer"), to require the Company to repurchase all or any part of such Holder's Notes (provided, that the principal amount of such Notes must be $1,000 or an integral multiple thereof) on a date (the "Change of Control Purchase Date") that is no later than 60 days after the occurrence of such Change of Control, at a cash price equal to 101% of the principal amount thereof (the "Change of Control Purchase Price"), together with accrued and unpaid interest and Liquidated Damages, if any, to the Change of Control Purchase Date. The Change of Control Offer shall be made within 30 days following a Change of Control and shall remain open for 20 Business Days following its commencement (the "Change of Control Offer Period") or such other period as may be required by applicable law. Upon expiration of the Change of Control Offer Period, the Company promptly shall purchase all Notes properly tendered in response to the Change of Control Offer.

                  On or before the Change of Control Purchase Date, the Company shall (i) accept for payment Notes or portions thereof properly tendered and not validly withdrawn pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent an amount in cash sufficient to pay the Change of Control Purchase Price (together with accrued and unpaid interest and Liquidated Damages, if any) of all Notes so tendered and (iii) deliver to the Trustee the Notes so accepted together with an Officers' Certificate listing the Notes or portions thereof being purchased by the Company. The Paying Agent promptly shall pay the Holders of Notes so accepted an amount equal to the Change of Control Purchase Price (together with accrued and unpaid interest and Liquidated Damages, if any) and the Trustee promptly shall authenticate and deliver to such Holders a new Note equal in principal amount to any unpurchased portion of the Note surrendered. Any Notes not so accepted will be delivered promptly by the Company to the Holder thereof. The Company publicly will announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Purchase Date.

                  (b) Asset Sale. Except as otherwise set forth in Section 4.14 of the Indenture, the Company and the Guarantors shall not, and neither the Company nor the Guarantors shall permit any of their respective Subsidiaries to, in one or a series of related transactions, convey, sell, transfer, assign or otherwise dispose of, directly or indirectly, any of their property, business or assets, including by merger or consolidation (in the case of a Guarantor or a Subsidiary of the Company), and including any sale or other transfer or issuance of any Equity Interests of any Subsidiary of the Company, whether by the Company or one of its Subsidiaries or through the issuance, sale or transfer of Equity Interests by a Subsidiary of the Company, and including any sale and leaseback transaction (any of the foregoing, an "Asset Sale"), unless: (1) at least 75% of the total consideration for such Asset Sale or series of related Asset Sales consists of cash or Cash Equivalents; and (2) the Company receives or such Subsidiary receives, as applicable, fair market value for such Asset Sale, such determination to be made in good faith by the Company's Board of Directors for Asset Sales exceeding $2,000,000. Solely for purposes of (1) above, (a) any Indebtedness (other than Subordinated Indebtedness) of the Company or such Subsidiary that is expressly assumed by the transferee in such Asset Sale and with respect to which the Company is and its Subsidiaries are fully and unconditionally released from any and all obligations in connection therewith,
(b) property that within 30 days of such Asset Sale is converted into cash or Cash Equivalents; provided, that such cash and Cash Equivalents shall be treated as Net Cash Proceeds attributable to the original Asset Sale for which such property was received, and (c) the fair market value, as determined in good faith by the Board of Directors, of any asset (other than securities) received by the Company or any Subsidiary that, in the good faith reasonable judgment of the Company's Board of Directors, will immediately constitute or be a part of a Related Business shall be deemed to be cash or Cash Equivalents. Within 360 days following such Asset Sale, the Net Cash Proceeds therefrom are: (a) invested in fixed assets and property (other than notes, bonds, obligations and other securities, except in connection with the acquisition of a Guarantor in a Related Business) that in the good faith reasonable judgment of the Company's Board of Directors will immediately constitute or be a part of a Related Business of the Company or such Subsidiary (if it continues to be a Subsidiary) immediately following such transaction; or (b) used to retire Purchase Money Indebtedness secured by the asset that was the subject of the Asset Sale or to permanently reduce the amount of Indebtedness outstanding under the Credit Agreement; or (c) applied to the optional redemption of the Notes in accordance with the terms of the Indenture and the Company's other Indebtedness ranking on a parity with the Notes and with similar provisions requiring the Company to redeem such Indebtedness with the proceeds from such Asset Sale, pro rata in proportion to the respective principal amounts (or accreted values in the case of Indebtedness issued with an original issue discount) of the Notes and such other Indebtedness then outstanding. Pending the final application of any Net Cash Proceeds, the Company may temporarily reduce revolving credit borrowings or otherwise invest the Net Cash Proceeds in any manner that is not prohibited by the Indenture.

                  The accumulated Net Cash Proceeds from Asset Sales not applied as set forth in (a), (b) or (c) of the preceding paragraph shall constitute "Excess Proceeds". Within 30 days after the date that the amount of Excess Proceeds exceeds $10,000,000, the Company shall apply the Excess Proceeds (the "Asset Sale Offer Amount") to the repurchase of the Notes and such other Indebtedness ranking on a parity with the Notes and with similar provisions requiring the Company to make an offer to purchase such Indebtedness with the proceeds from such Asset Sale pursuant to a cash offer (subject only to conditions required by applicable law, if any) (pro rata in proportion to the respective principal amounts (or accreted values in the case of Indebtedness issued with an original issue discount) of the Notes and such other Indebtedness then outstanding) (the "Asset Sale Offer") at a purchase price of 100% of the principal amount (or accreted value in the case of Indebtedness issued with an original issue discount) (the "Asset Sale Offer Price") together with accrued and unpaid interest and Liquidated Damages, if any, to the date of payment. Each Asset Sale Offer shall remain open for 20 Business Days following its commencement (the "Asset Sale Offer Period"). Upon expiration of the Asset Sale Offer Period, the Company shall apply the Asset Sale Offer Amount plus an amount equal to accrued and unpaid interest and Liquidated Damages, if any, to the purchase of all Indebtedness properly tendered in accordance with the provisions hereof (on a pro rata basis if the Asset Sale Offer Amount is insufficient to purchase all Indebtedness so tendered) at the Asset Sale Offer Price (together with accrued interest and Liquidated Damages, if any). To the extent that the aggregate amount of Notes and such other pari passu Indebtedness tendered pursuant to an Asset Sale Offer is less than the Asset Sale Offer Amount, the Company may use any remaining Net Cash Proceeds as otherwise permitted by the Indenture (other than for making Restricted Payments that are not Investments) and following the consummation of each Asset Sale Offer the Excess Proceeds amount shall be reset to zero.

                  8. Denominations, Transfer, Exchange. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, it need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a Record Date and the corresponding Interest Payment Date.

                  9. Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.

                  10. Amendment, Supplement and Waiver. Subject to certain exceptions, the Indenture, the Notes or the Guarantees may be amended or supplemented with the consent of the Holders of not less than a majority in aggregate principal amount of the then outstanding Notes, and any existing Default or compliance with any provision of the Indenture, the Notes or the Guarantees may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes. Without the consent of any Holder of a Note, the Indenture, the Notes or the Guarantees may be amended or supplemented (a) to cure any ambiguity, defect or inconsistency, (b) to add to the covenants of the Company or the Guarantors for the benefit of the Holders, or to surrender any right or power conferred upon the Company or the Guarantors by the Indenture or herein; (c) to provide for collateral for or additional Guarantors of the Notes; (d) to evidence the succession of another Person to the Company, and the assumption by any such successor of the obligations of the Company, herein and in the Indenture in accordance with the terms of the Indenture; (e) to comply with the TIA; (f) to evidence the succession of another corporation to any Guarantor and assumption by any such successor of the Guarantee of such Guarantor pursuant to the Indenture; (g) to evidence the release of any Guarantor; (h) to evidence and provide for the acceptance of appointment of a successor Trustee with respect to the Notes; (i) in any other case where a supplemental indenture is required or permitted to be entered into pursuant to the provisions of the Indenture without the consent of any Holder; (j) to provide for the issuance and authorization of the Exchange Notes; or (k) to make any change that does not adversely affect the rights of any Holder.

                  11. Defaults and Remedies. The Indenture provides that each of the following constitutes an Event of Default:

                  (i) the Company's failure to pay any installment of interest (or Liquidated Damages, if any) on the Notes as and when the same becomes due and payable and the continuance of any such failure for 30 days;

                  (ii) the Company's failure to pay all or any part of the principal of, or premium, if any, on the Notes when and as the same becomes due and payable at maturity, redemption, by acceleration or otherwise, including, without limitation, payment of the Change of Control Purchase Price or the Asset Sale Offer Price on Notes validly tendered and not properly withdrawn pursuant to a Change of Control Offer or Asset Sale Offer, as applicable;

                  (iii) the Company's failure or the failure by any of its Subsidiaries to observe or perform any other covenant or agreement contained in the Notes or the

Indenture and, except for the provisions under Section 4.3 and 4.14 and Articles V and X of the Indenture, the continuance of such failure for a period of 60 days after written notice is given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes outstanding;

                  (iv) a decree, judgment, or order by a court of competent jurisdiction shall have been entered adjudicating the Company or any of its Significant Subsidiaries as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company or any of its Significant Subsidiaries under any bankruptcy or similar law, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or a decree, judgment or order of a court of competent jurisdiction appointing a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency for the Company, any of its Significant Subsidiaries, or any substantial part of the property of any such Person, or for the winding up or liquidation of the affairs of any such Person, shall have been entered, and such decree, judgment, or order shall have remained in force undischarged and unstayed for a period of 60 days;

                  (v) the Company or any of its Significant Subsidiaries shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under any bankruptcy or similar law or similar statute, or shall consent to the filing of any such petition, or shall consent to the appointment of a custodian, receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of it or any substantial part of its assets or property, or shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any of the foregoing;

                  (vi) a default in the Company's Indebtedness or the Indebtedness of any of its Subsidiaries with an aggregate amount outstanding in excess of $10,000,000 (a) resulting from the failure to pay principal at maturity or (b) as a result of which the maturity of such Indebtedness has been accelerated prior to its stated maturity;

                  (vii) unsatisfied judgments not covered by insurance aggregating in excess of $5,000,000 at any one time rendered against the Company or any of its Subsidiaries and not stayed, bonded or discharged within 60 days after such judgment became final and nonappealable; and

                  (viii) any Guarantee of a Guarantor that is a Significant Subsidiary ceases to be in full force and effect or becomes unenforceable or invalid or is declared null and void (other than in accordance with the terms of the Guarantee and the Indenture) or any Guarantor denies or disaffirms its obligations under its Guarantee.

                  12. Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

                  13. No Recourse Against Others. No direct or indirect incorporator, stockholder, employee, officer or director, as such, past, present or future, of the Company or any Guarantor, or any successor entity, shall have any personal liability in respect of the obligations of the Company or the Guarantors under the Notes or the Indenture solely by reason of his or its status as such incorporator, stockholder, employee, officer or director; provided, that this Section 13 shall in no way limit the obligation of any Guarantor pursuant to any Guarantee of the Notes. Each Securityholder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

                  14. Authentication. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

                  15. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  16. Additional Rights of Holders of Transfer Restricted Notes.(7) In addition to the rights provided to Holders of Notes under the Indenture, Holders of Transfer Restricted Notes shall have all the rights set forth in the Registration Rights Agreement dated as of the date of the Indenture, among the Company, the Guarantors and the Initial Purchasers (the "Registration Rights Agreement").

                  17. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon, and any such redemption shall not be affected by any defect in or omission of such numbers.

                  18. Notation of Guarantee. As more fully set forth in the Indenture, each of the Guarantors from time to time, in accordance with the provisions of the Indenture, shall irrevocably and unconditionally and jointly and severally guarantee, on a senior basis, in accordance with Article XI of the Indenture, to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, that: (a) the principal of, and premium, if any, Liquidated Damages, if any, and interest on the Notes will be paid in full when due, whether at the Maturity Date or Interest Payment Date, by acceleration, call for redemption, upon a Change of Control

--------

(7) To be included only on Transfer Restricted Notes.

Offer, upon an Asset Sale Offer or otherwise; (b) all other obligations of the Company to the Holders or the Trustee under the Indenture or under the Notes will be promptly paid in full or performed, all in accordance with the terms of the Indenture and the Notes; and (c) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration, call for redemption, upon a Change of Control Offer, upon an Asset Sale Offer or otherwise. Such Guarantees shall cease to apply, and shall be null and void, with respect to any Guarantor who, pursuant to Article XI of the Indenture, is released from its Guarantee or whose Guarantee otherwise ceases to be applicable pursuant to the terms of the Indenture.

                  When a successor assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor will be released from those obligations.

                  19. Governing Law. THE INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND RULE 327(b) OF THE NEW YORK CIVIL PRACTICE LAWS AND RULES.

                  The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

                           Radiologix, Inc.
                           3600 Chase Tower
                           2200 Ross Avenue
                           Dallas, Texas 75201
                           Attention: Chief Financial Officer
                           Telephone No.: (214) 303-2777

                                 ASSIGNMENT FORM


To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to


--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.



Date:                          Your Signature:
      -----------------                       ----------------------------------
                                              (Sign exactly as your name appears
                                              on the face of this Note)

Signature Guarantee*


--------------------------------------------------------------------------------



*NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or
(iv) in such other guarantee program acceptable to the Trustee.

                       OPTION OF HOLDER TO ELECT PURCHASE


         If you want to elect to have this Note purchased by the Company pursuant to Section 4.14 or 10.1 of the Indenture, check the box below:

                  [ ]  Section 4.14               [ ]  Section 10.1

         If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.14 or Section 10.1 of the Indenture, state the amount you elect to have purchased (in denominations of $1,000 only, except if you have elected to have all of your Notes purchased): $___________


Date:                          Your Signature:
      -----------------                       ----------------------------------
                                              (Sign exactly as your name appears
                                              on the face of this Note)

Signature Guarantee*


--------------------------------------------------------------------------------















*NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or
(iv) in such other guarantee program acceptable to the Trustee.

             SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE(8)


         The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

                                                                        Principal Amount of
                                                                         this Global Note            Signature of
                        Amount of decrease in   Amount of increase in     following such        authorized officer of
                          Principal Amount of    Principal Amount of         decrease              Trustee or Note
   Date of Exchange        this Global Note        this Global Note        (or increase)              Custodian
   ----------------     ---------------------   ---------------------   -------------------     ---------------------











--------

(8) This should be included only if the Note is issued in global form.

                                    GUARANTEE

                  The Guarantors listed below (hereinafter referred to as the "Guarantors," which term includes any successors or assigns under the Indenture, dated the date hereof, among the Guarantors, the Company (defined below) and U.S. Bank, N.A., as trustee (the "Indenture") and any additional Guarantors), jointly and severally, irrevocably and unconditionally guarantee, in accordance with Article XI of the Indenture: (i) the due and punctual payment of the principal of, premium, if any, and interest and Liquidated Damages, if any, on the 10.5% Senior Notes due 2008 (the "Notes") of Radiologix, Inc., a Delaware corporation (the "Company"), whether at the Maturity Date, or Interest Payment Date, by acceleration, call for redemption, upon a Change of Control Offer, upon an Asset Sale Offer or otherwise; (ii) the due and punctual payment or performance of all other obligations of the Company to the Holders or the Trustee under the Indenture and the Notes, all in accordance with the terms set forth in Article XI of the Indenture; (iii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration, call for redemption, upon a Change of Control Offer, upon an Asset Sale Offer or otherwise; and (iv) the payment of any and all costs and expenses (including attorneys' fees) incurred by the Trustee in enforcing any rights under this Guarantee.

                  The obligations of each Guarantor to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in
Article XI of the Indenture and reference is hereby made to such Indenture for the precise terms of this Guarantee.

                  No direct or indirect stockholder, employee, officer or director, as such, past, present or future, of any of the Guarantors, or any successor entity, shall have any personal liability in respect of the obligations of any of the Guarantors under the Guarantees or the Indenture solely by reason of his or its status as such stockholder, employee, officer or director; provided, that this provision shall in no way limit the obligation of any Guarantor pursuant to this Guarantee.

                  This is a continuing Guarantee and shall remain in full force and effect and shall be binding upon each Guarantor and its successors and assigns until full and final payment of all of the Company's obligations under the Notes and Indenture or until released or legally defeased in accordance with the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders, and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Guarantee of payment and not of collectibility.

                  This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                  The obligations of each Guarantor under its Guarantee shall be limited to the extent necessary to insure that it does not constitute a fraudulent conveyance under applicable law.

                  THE TERMS OF ARTICLE XI OF THE INDENTURE IS INCORPORATED HEREIN BY REFERENCE.

                  Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

                  IN WITNESS WHEREOF, each of the Guarantors has caused this instrument to be duly executed.

Dated:

                                          IDE IMAGING PARTNERS, INC.

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                          PACIFIC IMAGING PARTNERS, INC.

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                          QUESTAR IMAGING, INC.

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                          WB&A IMAGING PARTNERS, INC.

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                          TREASURE COAST IMAGING PARTNERS, INC.

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                          RADIOLOGIX SERVICES, INC.

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                            ADVANCED IMAGING PARTNERS, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            MID ROCKLAND IMAGING PARTNERS, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            RADIOLOGY AND NUCLEAR MEDICINE
                                            IMAGING PARTNERS, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            COMMUNITY IMAGING PARTNERS, INC

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            VALLEY IMAGING PARTNERS, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            SAN JOSE IMAGING PARTNERS, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:

                                            ADVANCED RADIOLOGY, LLC


                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            ADVANCED MEDICAL IMAGING, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            M&S IMAGING PARTNERS I, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            M&S IMAGING PARTNERS, L.P.

                                            By: M&S Imaging Partners I, Inc.,
                                                its general partner

                                                     By:
                                                         ----------------------
                                                         Name:
                                                         Title:


                                            QUESTAR CLEVELAND, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            QUESTAR TAMPA, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:

                                            QUESTAR ORLANDO, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            ROCKY MOUNTAIN OPENSCAN MRI, LLC

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            PREMIER ADVANCED IMAGING NETWORK,
                                            LTD.

                                            By: Questar Orlando, Inc., its
                                                general partner

                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:


                                            QUESTAR IMAGING MB, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            QUESTAR KANSAS, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            QUESTAR PVH, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:

                                            QUESTAR SAN FRANCISCO, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            QUESTAR HENDERSON, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            QUESTAR TRISTATES, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            QUESTAR PHILADELPHIA, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            QUESTAR WESTWOOD, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            QUESTAR DULUTH, INC

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            QUESTAR LINCOLN, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:

                                            QUESTAR H F M C, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            QUESTAR PALM SPRINGS, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            QUESTAR ATLANTA, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            QUESTAR MT. LAUREL, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            QUESTAR LOWER BUCKS, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            QUESTAR TOLEDO, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            QUESTAR SOUTH CHICAGO, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:

                                            QUESTAR NORTH GEORGIA, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            QUESTAR LOS ALAMITOS, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            QUESTAR DES PLAINES, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            QUESTAR VICTORVILLE, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            QUESTAR COLUMBUS, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            QUESTAR NAPERVILLE, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            QUESTAR QUAKERTOWN, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:

                                            QUESTAR TUCSON, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:

                                            M&S IMAGING INVESTMENTS, INC.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:

                                    EXHIBIT B
                         FORM OF CERTIFICATE OF TRANSFER

Radiologix, Inc.
3600 Chase Tower
2200 Ross Avenue
Dallas, Texas 75201
Attention: Chief Financial Officer

U.S. Bank, N.A.
180 East Fifth Street
St. Paul, Minnesota 55101
Attention: Corporate Trust Department

         Re:  10.5% Senior Notes due 2008

Ladies and Gentlemen:

         Reference is hereby made to the Indenture, dated as of December 12, 2001 (the "Indenture"), among Radiologix, Inc., as issuer (the "Company"), the Guarantors party thereto and U.S. Bank, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture. ______________, (the "Transferor") owns and proposes to transfer the Note[s] or interest[s] in such Note[s] specified in Annex A hereto, in the principal amount of $___________ in such Note[s] or interest[s] (the "Transfer"), to __________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any State of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

2. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE REGULATION S GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed Transfer is being made prior to the expiration of the Distribution Compliance Period, the Transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser) and the interest transferred will be held immediately thereafter through Euroclear or Clearstream. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

3. [ ] CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN A DEFINITIVE NOTE PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any State of the United States, and accordingly the Transferor hereby further certifies that (check one):

         (a) [ ] Such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act; or

         (b) [ ] Such Transfer is being effected to the Company or a subsidiary thereof; or

         (c) [ ] Such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act; or

         (d) [ ] such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Note and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in a form of Exhibit D to the Indenture and (2) if such Transfer is in respect of a principal amount of Notes at the time of transfer of less than $250,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification and provided to the Company, which has confirmed its acceptability), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Definitive Notes and in the Indenture and the Securities Act.

4. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE OR OF AN UNRESTRICTED DEFINITIVE NOTE.

         (a) [ ] CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture and the Securities Act.

         (b) [ ] CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture and the Securities Act.

         (c) [ ] CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

                                                 Dated:
----------------------------

----------------------------
[Insert Name of Transferor]


By:
    -------------------------
    Name:
    Title:

                       ANNEX A TO CERTIFICATE OF TRANSFER

1.       The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b)]

         (a)      [ ]      a beneficial interest in the:

                  (i)               144A Global Note (CUSIP 75040K AA 7), or

                  (ii)              501 Global Note (CUSIP 75040K AB 5), or

                  (iii)             Reg S Global Note (CUSIP U7492W AA 4); or

         (b)      [ ]      a Restricted Definitive Note.

2.       After the Transfer the Transferee will hold:

[CHECK ONE]

         (a)      [ ]      a beneficial interest in the:

                  (i)      [ ]     144A Global Note (CUSIP 75040K AA 7), or

                  (ii)     [ ]     501 Global Note (CUSIP 75040K AB 5), or

                  (iii)    [ ]     Reg S Global Note (CUSIP U7492W AA 4),

                  (iv)     [ ]     Unrestricted Global Note (CUSIP 75040K AC 3);
                                   or

         (b)      [ ]      a Restricted Definitive Note; or

         (c)      [ ]      an Unrestricted Definitive Note,

in accordance with the terms of the Indenture.

                                    EXHIBIT C
                         FORM OF CERTIFICATE OF EXCHANGE


Radiologix, Inc.
3600 Chase Tower
2200 Ross Avenue
Dallas, Texas 75201
Attention: Chief Financial Officer

U.S. Bank, N.A.
180 East Fifth Street
St. Paul, Minnesota 55101
Attention: Corporate Trust Department

         Re: 10.5% Senior Notes due 2008

Ladies and Gentlemen:

                  Reference is hereby made to the Indenture, dated as of December 12, 2001 (the "Indenture"), between Radiologix, Inc., as issuer (the "Company"), the Guarantors party thereto and U.S. Bank, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  ____________, (the "Owner") owns and proposes to exchange the Note[s] or interest[s] in such Note[s] specified herein, in the principal amount of $____________ in such Note[s] or interest[s] (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

                  1. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL NOTE FOR UNRESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL NOTE.

                           (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST
IN A RESTRICTED GLOBAL NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

                           (b) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST
IN A RESTRICTED GLOBAL NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive
Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

                           (c) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED
DEFINITIVE NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies
(i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

                           (d) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED
DEFINITIVE NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted

Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

         2. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES FOR RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES.

                           (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST
IN A RESTRICTED GLOBAL NOTE TO RESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that (i) the Restricted Definitive Note is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any State of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

                           (b) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED
DEFINITIVE NOTE TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's Restricted Definitive Note for a beneficial interest in the: [CHECK ONE] [ ] 144A Global Note, [ ] Reg S Global Note, or [ ] Rule 501 Global Note with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any State of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


--------------------------
[Insert Name of Owner]



By:
    ------------------------
    Name:
    Title:


Dated:
       -------------

                                    EXHIBIT D
                       FORM OF CERTIFICATE FROM ACQUIRING
                        INSTITUTIONAL ACCREDITED INVESTOR


Radiologix, Inc.
3600 Chase Tower
2200 Ross Avenue
Dallas, Texas 75201
Attention: Chief Financial Officer

U.S. Bank, N.A.
180 East Fifth Street
St. Paul, Minnesota 55101
Attention: Corporate Trust Department

         Re: 10.5% Senior Notes due 2008

Ladies and Gentlemen:

                  Reference is hereby made to the Indenture, dated as of December 12, 2001 (the "Indenture"), between Radiologix, Inc., as issuer (the "Company"), the Guarantors party thereto and U.S. Bank, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  In connection with our proposed purchase of $____________ aggregate principal amount of: (a) a beneficial interest in a Global Note, or
(b) a Definitive Note, we confirm that:

                  1. We understand and acknowledge that the Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities law, and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law or pursuant to an exemption therefrom and in each case in compliance with the conditions for transfer set forth below.

                  2. We are an institutional "accredited investor" under the Securities Act within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act

("Rule 501") or, if the Notes are to be purchased for one or more accounts ("investor accounts") for which we are acting as fiduciary or agent, each such investor account is an institutional "accredited investor" on a like basis. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of purchasing the Notes and invest in or purchase securities similar to the Notes in the normal course of our business. We and any accounts for which we are acting are each aware that we may be required, and are each able, to bear the economic risk of our or its investment in the Notes for an indefinite period of time.

                  3. We are purchasing the Notes for our own account, or for one or more investor accounts for which we are acting as a fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and subject to our or their ability to resell such Notes pursuant to Rule 144A under the Securities Act ("Rule 144A") or any exemption from registration available under the Securities Act.

                  4. We agree on our own behalf and on behalf of any investor account for which we are purchasing Notes to offer, sell or otherwise transfer such Notes prior to the date which is two years (or such other period that may hereafter be provided under Rule 144(k) under the Securities Act as permitting resales of restricted securities by non-affiliates without restriction) after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Notes (or any predecessor thereof) (the "Resale Restriction Termination Date") only (a) to the Company,
(b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Notes are eligible for resale pursuant to Rule 144A to a person we reasonably believe is a "qualified institutional buyer" as defined in Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) outside the United States in an offshore transaction in accordance with Rule 904 under the Securities Act,
(e) to an institutional "accredited investor" within the meaning of subparagraph
(a)(1), (2), (3) or (7) of Rule 501 that is purchasing the Notes for its own account or for the account of such an institutional "accredited investor" for investment purposes only, and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our, its or their control and in each case in compliance with any applicable securities laws of any U.S. state or any other applicable jurisdiction. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Notes is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 and that it is acquiring such Notes for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to the offer, sale or other transfer made prior to the Resale Termination Date to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee. We further understand that any subsequent transfer by us of the Notes or beneficial interests in therein acquired by us must be effected through one of the Initial Purchasers.

                  5. We understand that the Notes will be delivered in registered form only and that the certificates delivered to us in respect of the Notes will contain a legend substantially to the following effect:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS (OR SUCH OTHER PERIOD THAT MAY HEREAFTER BE PROVIDED UNDER RULE 144(K) UNDER THE SECURITIES ACT AS PERMITTING RESALES OF RESTRICTED SECURITIES BY NON-AFFILIATES WITHOUT RESTRICTION) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY, (B) PURSUANT

         TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, IN THE UNITED STATES TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (E) OUTSIDE OF THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS OF ANY U.S. STATE OR ANY OTHER APPLICABLE JURISDICTION. THE HOLDER OF THIS SECURITY AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                  6. If we are acquiring any of the Notes as a fiduciary or agent for one or more investor accounts, we represent that we have sole investment discretion with respect to each such account and we have full power to make the foregoing acknowledgments, representations, warranties and agreements on behalf of each such investor account.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


                                               Dated:                   ,
------------------------------------                  ------------------  ----
[Insert Name of Accredited Investor]



By:
    ------------------------------
    Name:
    Title: